UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Myriad Genetics, Inc.

(Name of Registrant as Specified In Its Charter)

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MYRIAD GENETICS, INC.

October 12, 2012

Dear Stockholders,

You are cordially invited to attend the 2012 Annual Meeting of Stockholders of Myriad Genetics, Inc. (the “Annual Meeting”) to be held at 9:00 a.m. MST on Wednesday, December 5, 2012, at our offices at 320 Wakara Way, Salt Lake City, Utah. Details regarding the meeting, the business to be conducted, and information about Myriad Genetics, Inc. that you should consider when you vote your shares are described in this proxy statement.

At the Annual Meeting, two persons will be elected to the Board of Directors. We will also seek stockholder approval to amend our 2010 Employee, Director and Consultant Equity Incentive Plan. We will also seek approval of our proposed 2012 Employee Stock Purchase Plan and our 2013 Executive Incentive Plan. We will also ask stockholders to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending June 30, 2013. In addition, we will seek stockholder approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in this proxy statement. The Board of Directors recommends the approval of each these proposals. Such other business will be transacted as may properly come before the Annual Meeting.

Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to the majority of our stockholders over the Internet. We believe this process will facilitate accelerated delivery of proxy materials, save costs, and reduce the environmental impact of our Annual Meeting. On or about October 12, 2012, we began sending to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement for our 2012 Annual Meeting of Stockholders and our 2012 annual report to stockholders on the Internet. This notice also provides instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of the proxy materials by mail.

We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that you cast your vote. You may vote over the Internet as well as by telephone. In addition, if you requested to receive printed proxy materials, you may vote by completing, signing, dating and returning your proxy card by mail. You are urged to vote promptly in accordance with the instructions set forth in the Notice of Internet Availability of Proxy Materials or on your proxy card. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Sincerely,

Peter D. Meldrum

President and Chief Executive Officer

Your vote is important. Please vote as soon as possible by using the Internet or by telephone or, if you received a paper copy of the proxy card by mail, by completing, signing, dating, and returning the enclosed proxy card. Instructions for your voting options are described on the Notice of Internet Availability of Proxy Materials or proxy card.

MYRIAD GENETICS, INC.

320 Wakara Way

Salt Lake City, Utah 84108

NOTICE OF 2012 ANNUAL MEETING OF STOCKHOLDERS

TIME:	9:00 a.m. MST

DATE:	Wednesday, December 5, 2012

PLACE:	The offices of Myriad Genetics, Inc., 320 Wakara Way, Salt Lake City, Utah

PURPOSES:

1.	To elect two members to the Board of Directors to serve three-year terms expiring in 2015;

2.	To approve proposed amendments to our 2010 Employee, Director and Consultant Equity Incentive Plan;

3.	To approve the adoption of our 2012 Employee Stock Purchase Plan;

4.	To approve the adoption of our 2013 Executive Incentive Plan;

5.	To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2013;

6.	To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement; and

7.	To transact such other business that is properly presented at the Annual Meeting and any adjournments or postponements thereof.

WHO MAY VOTE:

You may vote if you were the record owner of Myriad Genetics, Inc. common stock at the close of business on October 8, 2012. A list of stockholders of record will be available at the meeting and, during the 10 days prior to the meeting, at the office of the Secretary at the above address.

All stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, please vote by following the instructions on the Notice of Internet Availability of Proxy Materials that you have previously received, which we refer to as the Notice, or in the section of this proxy statement entitled “General Information About the Annual Meeting — How Do I Vote,” or, if you requested to receive printed proxy materials, your proxy card. You may change or revoke your proxy at any time before it is voted.

On or about October 12, 2012, we began sending the Notice of Internet Availability of Proxy Materials to all stockholders entitled to vote at the annual meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Richard M. Marsh

Secretary

October 12, 2012

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON DECEMBER 5, 2012

This proxy statement and our annual report to stockholders for the fiscal year ended June 30, 2012 are available for viewing, printing, and downloading at www.proxyvote.com. To view these materials please have your 12-digit control number(s) available that appears on your Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended June 30, 2012, on the website of the Securities and Exchange Commission at www.sec.gov, or in the “Financial Information/SEC Filings” section of the “Investors” section of our website at www.myriad.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Secretary, Myriad Genetics, Inc., 320 Wakara Way, Salt Lake City, Utah 84108. Exhibits will be provided upon written request and payment of an appropriate processing fee.

MYRIAD GENETICS, INC.

320 WAKARA WAY

SALT LAKE CITY, UTAH 84108

(801) 584-3600

PROXY STATEMENT FOR THE MYRIAD GENETICS, INC.

2012 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 5, 2012

This proxy statement, along with the accompanying Notice of 2012 Annual Meeting of Stockholders, contains information about the 2012 Annual Meeting of Stockholders of Myriad Genetics, Inc., including any adjournments or postponements of the annual meeting, which we refer to as the Annual Meeting. In this proxy statement, we refer to Myriad Genetics, Inc. as “Myriad,” “the Company,” “we” and “us.”

This proxy statement relates to the solicitation of proxies by our Board of Directors for use at the Annual Meeting. On or about October 12, 2012, we began sending the Notice of Internet Availability of Proxy Materials, which we refer to throughout this proxy statement as the Notice, to all stockholders entitled to vote at the Annual Meeting.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why is the Company Soliciting My Proxy?

The Board of Directors of Myriad Genetics, Inc. is soliciting your proxy to vote at the Annual Meeting to be held at our offices, 320 Wakara Way, Salt Lake City, Utah, on Wednesday, December 5, 2012, at 9:00 a.m. MST and any adjournments of the meeting. The proxy statement along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the Annual Meeting.

We have sent you the Notice and made this proxy statement and our annual report to stockholders for the fiscal year ended June 30, 2012 available to you on the Internet because you owned shares of Myriad Genetics, Inc. common stock on the record date. We have also delivered printed versions of these materials to certain stockholders by mail. The Company commenced distribution of the Notice and the proxy materials to stockholders on or about October 12, 2012.

Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?

As permitted by the rules of the U.S. Securities and Exchange Commission, or the SEC, we may furnish our proxy materials to our stockholders by providing access to such documents on the Internet, rather than mailing printed copies of these materials to each stockholder. Most stockholders will not receive printed copies of the proxy materials unless they request them. We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs of the annual meeting and help to conserve natural resources. If you received a Notice by mail or electronically, you will not receive a printed or email copy of the proxy materials, unless you request one by following the instructions included in the Notice. Instead, the Notice will instruct you how you may access and review all of the proxy materials and submit your proxy on the Internet. If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the enclosed proxy card, in addition to the other methods of voting described in this proxy statement.

Who Can Vote?

Only stockholders who owned Myriad Genetics, Inc. common stock at the close of business on October 8, 2012 are entitled to vote at the Annual Meeting. On this record date, there were 81,465,468 shares of our common stock outstanding and entitled to vote. Common stock is our only class of voting stock.

You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the meeting and not revoked prior to the meeting, will be voted at the meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

How Many Votes Do I Have?

Each share of Myriad Genetics, Inc. common stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted for or withheld for each nominee for director, and whether your shares should be voted for, against or abstain with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, American Stock Transfer and Trust Company, or you have stock certificates registered in your name, you may vote:

•	By Internet or by telephone. Follow the instructions included in the Notice or, if you received printed materials, in the proxy card, to vote by Internet or telephone.

•

By mail. If you received your proxy materials by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board’s recommendations as noted below.

•	In person at the meeting. If you attend the meeting, you may deliver a completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

Telephone and Internet voting facilities for stockholders of record will be available 24-hours a day and will close at 11:59 p.m. Eastern Time on December 4, 2012.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the annual meeting in order to vote.

How Does the Board of Directors Recommend That I Vote on the Proposals?

The Board of Directors recommends that you vote as follows:

•	“FOR” the election of the two nominees for director;

•	“FOR” the amendments to our 2010 Employee, Director and Consultant Equity Incentive Plan;

•	“FOR” the adoption of our 2012 Employee Stock Purchase Plan;

•	“FOR” the adoption of our 2013 Executive Incentive Plan;

•	“FOR” the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending June 30, 2013; and

•	“FOR” the compensation of our named executive officers, as disclosed in this proxy statement.

If any other matter is presented, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his or her best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the meeting. You may change or revoke your proxy in any one of the following ways:

•	by re-voting by Internet or by telephone as instructed above;

•	if you received printed proxy materials, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

•	by notifying our Secretary in writing before the Annual Meeting that you have revoked your proxy; or

•	by attending the meeting in person and voting in person. Attending the meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.

Your most current vote, whether by telephone, Internet or proxy card, is the one that will be counted.

What if I Receive More Than One Notice or Proxy Card?

You may receive more than one Notice or proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name, they will not be voted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other holder of record that holds your shares as described above, the bank, broker or other holder of record has the authority to vote your unvoted shares only on Proposal 5 if it does not receive instructions from you. Therefore, we encourage you to provide voting instructions. This ensures your shares will be voted at the meeting and in the manner you desire. When your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote.”

Your bank, broker or other nominee does not have the ability to vote your uninstructed shares in the election of directors. Therefore, if you hold your shares in street name it is critical that you cast your vote if you want your vote to be counted for the election of directors (Proposal 1 of this proxy statement). In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of directors, your bank, broker or other nominee was allowed to vote your shares on your behalf in the election of directors as it felt appropriate. In addition, your bank, broker or other nominee is prohibited from voting your uninstructed shares on any matters related to the equity and other incentive plans and executive compensation. Thus, if you hold your shares in street name and you do not instruct your bank, broker or other nominee how to vote in the election of directors, on matters related to the equity and other incentive plans, or executive compensation, no votes will be cast on these proposals on your behalf.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect Directors	The nominees for director who receive the most votes (also known as a “plurality” of the votes) will be elected. Abstentions are not counted for purposes of electing directors. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal; therefore, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Approve the Amendments of the 2010 Employee, Director and Consultant Equity Incentive Plan	The affirmative vote of a majority of the shares voted affirmatively or negatively for this proposal is required to approve the amendments of the Myriad Genetics, Inc. 2010 Employee, Director and Consultant Equity Incentive Plan. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal; therefore, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 3: Approve the Adoption of the 2012 Employee Stock Purchase Plan	The affirmative vote of a majority of the shares voted affirmatively or negatively for this proposal is required to approve the adoption of the Myriad Genetics, Inc. 2012 Employee Stock Purchase Plan. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal; therefore, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 4: Approve the Adoption of the 2013 Executive Incentive Plan	The affirmative vote of a majority of the shares voted affirmatively or negatively for this proposal is required to approve the adoption of the Myriad Genetics, Inc. 2013 Executive Incentive Plan. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal; therefore, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 5: Ratify Selection of Independent Public Accountants	The affirmative vote of a majority of the shares voted affirmatively or negatively for this proposal is required to ratify the selection of Ernst & Young LLP as our independent public accountants. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of Ernst and Young LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2013, our Audit Committee of our Board of Directors will reconsider its selection.

Proposal 6: Approve, on an Advisory Basis, the Compensation of Our Named Executive Officers	The affirmative vote of a majority of the shares voted affirmatively or negatively for this proposal is required to approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement. Abstentions will have no effect on the result of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, the Compensation Committee and the Board of Directors will review the voting results and take them into consideration when making future decisions regarding the compensation of our named executive officers.

Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our Inspectors of Election examine these documents. Management, other than the Inspector of Elections Richard Marsh, our General Counsel and Secretary, will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or elsewhere.

Where Can I Find the Voting Results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the Annual Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to deliver proxies. We will then reimburse them for their expenses.

We have engaged The Proxy Advisory Group, LLC to act as our proxy solicitor in connection with the proposals to be acted upon at our annual meeting. Pursuant to our agreement, The Proxy Advisory Group, LLC may, among other things, provide advice regarding proxy solicitation issues and solicit proxies from our stockholders on our behalf in connection with the Annual Meeting. For these services, we will pay a fee not to exceed $15,000 plus expenses.

What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock is necessary to constitute a quorum at the meeting. Votes of stockholders of record who are present at the meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Attending the Annual Meeting

The Annual Meeting will be held at 9:00 a.m. MST on Wednesday, December 5, 2012 at the offices of Myriad Genetics, Inc., 320 Wakara Way, Salt Lake City, Utah. When you arrive at our offices, our personnel will direct you to the appropriate meeting room. You need not attend the Annual Meeting to vote.

Householding of Annual Disclosure Documents

SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single Notice or, if applicable, a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our Notices, annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If your household received a single Notice or, if applicable, set of proxy materials this year, but you would prefer to receive your own copy, please contact Broadridge, by calling their toll free number 1-800-542-1061. If you do not wish to participate in “householding” and would like to receive your own Notice or, if applicable, set of proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another Myriad Genetics, Inc. stockholder and together both of you would like to receive only a single Notice or, if applicable, set of proxy materials, follow these instructions:

•

If your Myriad Genetics, Inc. shares are registered in your own name, please contact Broadridge and inform them of your request by calling them at 1-800-542-1061 or writing them at Broadridge Householding Department, 51 Mercedes Way, Edgewood, NY 11717.

•

If a broker or other nominee holds your Myriad Genetics, Inc. shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Electronic Delivery of Company Stockholder Communications

Most stockholders can elect to receive notices of the availability of future proxy materials by email instead of receiving a paper copy in the mail. You can choose this option and save us the cost of producing and mailing these documents by following the instructions provided on your Notice or proxy card or following the instructions provided when you vote over the Internet at www.proxyvote.com.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of September 1, 2012 for (a) each stockholder that we know to be the beneficial owner of more than 5% of our common stock, (b) each of our executive officers named in the Summary Compensation Table of this proxy statement (the “Named Executive Officers”), (c) each of our directors and director nominees, and (d) all of our current directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of September 1, 2012 pursuant to the exercise of options or warrants to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 80,974,680 shares of common stock outstanding on September 1, 2012.

	Shares Beneficially Owned
Name and Address**	Number	Percent
5% or More Stockholders
Royce and Associates, LLC (1)	10,036,546	12.4%
745 Fifth Avenue
New York, NY 10151
The Guardian Life Insurance Company of America (2)	5,266,198	6.5%
388 Market Street
San Francisco, CA 94111
BlackRock, Inc. (3)	5,221,007	6.4%
40 East 52nd Street
New York, NY 10022

Named Executive Officers
Peter D. Meldrum (4)	1,871,995	2.3%
Mark C. Capone (5)	590,823	*
James S. Evans (6)	746,843	*
Jerry S. Lanchbury, Ph.D. (7)	535,713	*
Richard M. Marsh (8)	671,509	*

Directors and Director Nominees
John T. Henderson, M.D. (9)	224,300	*
Walter Gilbert, Ph.D. (10)	90,000	*
Lawrence C. Best (10)	60,000	*
Heiner Dreismann, Ph.D. (10).	30,000	*
Dennis H. Langer, M.D., J.D. (10)	130,000	*
S. Louise Phanstiel (11)	61,000	*

All current executive officers and directors as a group (15 persons) (12)	5,389,383	6.3%

*	Represents beneficial ownership of less than 1% of our outstanding shares of common stock.
**	Unless otherwise indicated, the address for each beneficial owner is c/o Myriad Genetics, Inc., 320 Wakara Way, Salt Lake City, Utah 84108.

(1)	This information is based on a Schedule 13G/A filed with the SEC on January 19, 2012 with respect to Myriad Genetics common stock. Royce and Associates LLC beneficially owns these shares and has sole voting power and sole dispositive power with respect to all such shares.
(2)	This information is based on a Schedule 13G/A filed with the SEC on February 9, 2012 with respect to Myriad Genetics common stock. Shares are owned by various investors for which RS Investment Management Co. LLC (“RS”), a SEC-registered investment adviser, serves as investment adviser with power to exercise voting and investment power. Guardian Investor Services LLC (“GIS”) is the parent company of RS and a direct subsidiary of The Guardian Life Insurance Company of America (“GLICOA”).
(3)	This information is based on a Schedule 13G/A filed with the SEC by BlackRock, Inc. on February 13, 2012 with respect to Myriad Genetics common stock. BlackRock, Inc. beneficially owns these shares and has sole voting power and sole dispositive power with respect to all such shares.
(4)	Includes 1,719,770 shares of common stock subject to currently exercisable options and options exercisable within 60 days of September 1, 2012.
(5)	Includes 541,555 shares of common stock subject to currently exercisable options and options exercisable within 60 days of September 1, 2012.
(6)	Includes 700,072 shares of common stock subject to currently exercisable options and options exercisable within 60 days of September 1, 2012.
(7)	Includes 512,978 shares of common stock subject to currently exercisable options and options exercisable within 60 days of September 1, 2012.
(8)	Includes 655,660 shares of common stock subject to currently exercisable options and options exercisable within 60 days of September 1, 2012.
(9)	Includes shares held directly by Dr. Henderson and his wife, as well as 220,000 shares of common stock subject to currently exercisable options and options exercisable within 60 days of September 1, 2012.
(10)	Consists solely of shares of common stock subject to currently exercisable options and options exercisable within 60 days of September 1, 2012.
(11)	Includes 60,000 shares of common stock subject to currently exercisable options and options exercisable within 60 days of September 1, 2012.
(12)	See Notes 4-11 above. Also includes 367,756 shares of common stock subject to currently exercisable options and options exercisable within 60 days of September 1, 2012 held by other executive officers.

MANAGEMENT AND CORPORATE GOVERNANCE

The Board of Directors

Our Restated Certificate of Incorporation, as amended, and Restated By-Laws provide that our business is to be managed by or under the direction of our Board of Directors. Our Board of Directors is divided into three classes for purposes of election. One class is elected at each annual meeting of stockholders to serve for a three-year term. Our Board of Directors currently consists of seven members, classified into three classes as follows: John T. Henderson, M.D. and S. Louise Phanstiel constitute a class with a term ending at the 2012 Annual Meeting (the “Class I directors”); Peter D. Meldrum and Heiner Dreismann, Ph.D. constitute a class with a term ending at the 2013 Annual Meeting (the “Class II directors”); and Walter Gilbert, Ph.D., Dennis H. Langer, M.D., J.D., and Lawrence C. Best constitute a class with a term ending at the 2014 Annual Meeting (the “Class III directors”).

On September 13, 2012, our Board of Directors accepted the recommendation of the Nominating and Governance Committee and voted to nominate John T. Henderson, M.D. and S. Louise Phanstiel for election at the Annual Meeting for a term of three years to serve until the 2015 annual meeting of stockholders, and until their respective successors have been elected and qualified, or until their earlier death, resignation, retirement or removal.

Set forth below are the names of the persons nominated as directors and directors whose terms do not expire this year, their ages as of September 1, 2012, their offices in the company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons currently hold directorships or have held directorships in the past five years. Additionally, information about the specific experience, qualifications, attributes or skills that led to the Board’s conclusion at the time of the filing of this proxy statement that each person listed below should serve as a director is set forth below for each individual director.

NAME	AGE	POSITION WITH MYRIAD
John T. Henderson, M.D. (2) (3) (4)	68	Chairman of the Board of Directors
Walter Gilbert, Ph.D. (2)	80	Vice Chairman of the Board of Directors
Peter D. Meldrum	65	President, Chief Executive Officer, Director
Lawrence C. Best (1) (4)	63	Director
Heiner Dreismann, Ph.D. (2) (4)	59	Director
Dennis H. Langer, M.D., J.D. (1) (3)	60	Director
S. Louise Phanstiel (1) (3)	54	Director

(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Nominating and Governance Committee.
(4)	Member of the Strategic Committee

The following is a brief summary of the background and business experience of each of our directors.

John T. Henderson, M.D., Chairman of the Board of Directors, has been a Director of Myriad since May 2004 and Chairman of the Board of Directors since April 2005. Since December 2000, Dr. Henderson has served as a consultant to the pharmaceutical industry as president of Futurepharm LLC. Dr. Henderson currently serves on the Board of Directors of Myrexis, Inc. and Cytokinetics, Inc. Until his retirement in December 2000, Dr. Henderson was with Pfizer for over 25 years, most recently as a Vice President in the Pfizer Pharmaceuticals Group. Dr. Henderson previously held Vice Presidential level positions with Pfizer in Research and Development in Europe and later in Japan. He was also Vice President, Medical for the Europe, U.S. and International Pharmaceuticals groups at Pfizer. Dr. Henderson earned his bachelor’s and medical degree from the University of Edinburgh and is a Fellow of the Royal College of Physicians (Ed.).

The Board of Directors has determined that Dr. Henderson should serve on the Board for the following reasons: Dr. Henderson’s medical background provides the Board with expertise in developing predictive, personalized, and prognostic testing services. Dr. Henderson provides the Board with business and management expertise from his senior positions at Pfizer for over 25 years, including expertise in research and development which is critical to our development of molecular diagnostic testing services. Dr. Henderson brings to the Board international experience as the Company implements strategies for international expansion.

Walter Gilbert, Ph.D., Vice Chairman of the Board of Directors, joined Myriad as a founding scientist and Director in March 1992. Dr. Gilbert won the Nobel Prize in Chemistry in 1980 for his contributions to the development of DNA sequencing technology. He was a founder of Biogen, Inc. (now Biogen Idec Inc.) and its Chairman of the Board and Chief Executive Officer from 1981 to 1985. He has held professorships at Harvard University in the Departments of Physics, Biophysics, Biology, Biochemistry and Molecular Biology, and Molecular and Cellular Biology. Dr. Gilbert is a Carl M. Loeb University Professor Emeritus at Harvard University. He served on the Board of Directors of Memory Pharmaceuticals Corp. and is a General Partner of BioVentures Investors, an investment fund.

The Board of Directors has determined that Dr. Gilbert should serve on the Board for the following reasons: Dr. Gilbert provides the Board with a unique and extensive scientific background and expertise important to us in developing and commercializing molecular diagnostic products, and understanding industry technological developments. Dr. Gilbert provides the Board with business, managerial and financial expertise from having founded, managed, and directed several companies in the health care industry.

Peter D. Meldrum, President and Chief Executive Officer, has been a Director of Myriad since its inception in May 1991 and has been our President and Chief Executive Officer since November 1991. Prior to joining us he was President and Chief Executive Officer of Founders Fund, Inc., a venture capital group specializing in the biotechnology industry. Mr. Meldrum currently serves of the Board of Directors of Endocyte, Inc. He received a Doctorate of Engineering (honorary) from the University of Utah in 2009, a Doctorate of Science (honorary) from Westminster College in 2004, an M.B.A. from the University of Utah in 1974, and a B.S. in Chemical Engineering from the University of Utah in 1970.

The Board of Directors has determined that Mr. Meldrum should serve on the Board for the following reasons: Mr. Meldrum provides the Board with business and management expertise of a molecular diagnostic company from his service as President and CEO of Myriad since our inception. Mr. Meldrum brings to the Board over 38 years of experience in the biotechnology, diagnostic, and related industries. Mr. Meldrum also provides us with important expertise in investor relations. In addition, Mr. Meldrum’s scientific background and industry knowledge provide important insights for the Board.

Lawrence C. Best, a Director of Myriad since September 2009, is the Chairman and Founder of OXO Capital LLC, an investment firm focused on life sciences and therapeutic medical device companies, since 2007. Mr. Best joined Boston Scientific Corporation in 1992 and served for 15 years as the Executive Vice President-Finance & Administration and Chief Financial Officer. Prior to joining Boston Scientific, Mr. Best was a partner in the accounting firm of Ernst & Young, where he specialized in serving multinational companies in the high technology and life sciences fields. He served a two-year fellowship at the SEC from 1979 to 1981 and a one-year term as a White House-appointed Presidential Exchange Executive in Washington, D.C. He currently serves on the Board of Directors of Haemonetics Corp. and is a founding director of the President’s Council at Massachusetts General Hospital. Mr. Best also served on the Board of Directors of Biogen Idec, Inc. within the past five years. Mr. Best received a B.B.A. degree from Kent State University.

The Board of Directors has determined that Mr. Best should serve on the Board for the following reasons: Mr. Best provides the Board with broad financial accounting and reporting expertise in the technology and life sciences fields. Mr. Best provides the Board with extensive financial, business, management and investment expertise from his 15 years of service as the Chief Financial Officer at Boston Scientific. Mr. Best provides the Board with substantial experience in the event that we contemplate potential mergers, acquisitions and licensing opportunities.

Heiner Dreismann, Ph.D., a Director of Myriad since June 2010, had a successful career at the Roche Group from 1985 to 2006 where he held several senior positions, including President and CEO of Roche Molecular Systems, Head of Global Business Development for Roche Diagnostics and Member of Roche's Global Diagnostic Executive Committee. From 2006 to 2009, Dr. Dreismann served as the CEO of Vectrant Technologies, Inc., and since 2008 has been serving as the Interim CEO for GeneNews Limited. Dr. Dreismann currently serves on the Board of Directors of GeneNews Limited and MedBioGene, Inc. During the past five years, Dr. Dreismann previously served on the Board of Directors of Nanogen, Inc., and Shrink Nanotechnologies. He earned a M.S. degree in biology and his Ph.D. in microbiology/molecular biology (summa cum laude) from Westfaelische Wilhelms University (The University of Münster) in Germany.

The Board of Directors has determined that Dr. Dreismann should serve on the Board for the following reasons: Dr. Dreismann provides the Board with important business and managerial expertise from his more than 20 years at Roche, including specific expertise in developing and commercially launching diagnostic products. Furthermore, Dr. Dreismann has extensive experience in international markets, specifically in Europe, which is important as we seek to expand internationally. Dr. Dreismann’s scientific background and expertise also enable Dr. Dreismann to provide the Board with technical advice on product research and development. Dr. Dreismann has a diversified background of managing and serving as a director of several companies in the health care industry.

Dennis H. Langer, M.D., J.D., has been a Director of Myriad since May 2004. From August 2005 to May 2010, Dr. Langer served as Managing Partner of Phoenix IP Ventures, LLC. From January 2004 to July 2005, Dr. Langer served as President, North America for Dr. Reddy’s Laboratories, Inc. From September 1994 until January 2004, Dr. Langer held several high-level positions at GlaxoSmithKline, and its predecessor, SmithKline Beecham, including most recently as a Senior Vice President of Research and Development. He has a broad base of experience in innovative R&D companies such as Eli Lilly, Abbott and GD Searle. He is also a Clinical Professor at the Department of Psychiatry, Georgetown University School of Medicine. Dr. Langer received a J.D. (cum laude) from Harvard Law School, an M.D. from Georgetown University School of Medicine, and a B.A. in Biology from Columbia University. Dr. Langer currently serves on the Board of Directors of Myrexis, Inc. During the past five years, Dr. Langer previously served on the Board of Directors of Auxilium Pharmaceuticals, Inc., Cytogen Corporation, Pharmacopeia, Inc. and Sirna Therapeutics, Inc.

The Board of Directors has determined that Dr. Langer should serve on the Board for the following reasons: Dr. Langer’s medical background provides the Board with expertise on developing predictive, personalized, and prognostic testing products. Dr. Langer provides the Board with business and management expertise from senior positions at several major pharmaceutical companies, including expertise in research and development which is critical to our development of molecular diagnostic testing services. Dr. Langer brings to the Board international experience as we implement strategies for international expansion. Dr. Langer has a diversified background of managing and serving as a director of several companies in the health care industry.

S. Louise Phanstiel, a Director of Myriad since September 2009, held several important positions at WellPoint, Inc. from 1996 to 2007, including President, Specialty Products (2003 to 2007), Senior Vice President, Chief of Staff and Corporate Planning in the Office of the Chairman (2000 to 2003), and Senior Vice President, Chief Accounting Officer, Controller, and Chief Financial Officer for all WellPoint, Inc. subsidiaries, including Blue Cross of California (1996 to 2000). Previously, Ms. Phanstiel was a partner at the international services firm of Coopers & Lybrand where she served clients in life and property/casualty insurance, high technology, and higher education. Ms. Phanstiel currently serves on the Board of Directors of Verastem, Inc., and formerly served on the Board of Directors of Inveresk Research Group, Inc. and Charles River Laboratories, Inc. Ms. Phanstiel received a B.A. degree in Accounting from Golden Gate University and is a Certified Public Accountant.

The Board of Directors has determined that Ms. Phanstiel should serve on the Board for the following reasons: Ms. Phanstiel provides the Board with important expertise on the medical insurance industry from her extensive experience from several senior positions at WellPoint and Blue Cross of California. This expertise is critical as we rely on third-party reimbursement for our molecular diagnostic services. Ms. Phanstiel also provides the Board with financial accounting and reporting expertise from her work at Coopers & Lybrand and as a Certified Public Accountant. Ms. Phanstiel also provides the Board with financial and investment expertise, as well as management expertise, from managing and serving as a director of publicly-traded companies.

Director Independence

Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with Myriad, either directly or indirectly. Based on this review, our Board has determined that the following members of the Board are “independent directors” as defined by The NASDAQ Stock Market LLC: Mr. Best, Dr. Dreismann, Dr. Gilbert, Dr. Henderson, Dr. Langer, and Ms. Phanstiel.

Leadership Structure of the Board

The Board does not have a policy regarding the separation of the roles of Chairman of the Board and Chief Executive Officer, as the Board believes it is in our best interests to make that determination based on the position and direction of the Company and the membership of the Board. However, at this time, and since our inception, the Board has determined that having an independent director serve as Chairman of the Board is in the best interests of our stockholders. Thus, the role of Chairman of the Board and Chief Executive Officer is separated. This structure ensures a greater role for the independent directors in the oversight of the Company and active participation of the independent directors in setting agendas and establishing Board policies, priorities and procedures. This structure also allows the Chief Executive Officer to focus on the management of our day-to-day operations.

Board’s Role in the Oversight of Risk Management

The Board has an active role, directly and through its committees, in the oversight of our risk management efforts. The Board carries out this oversight role through several levels of review. The Board regularly reviews and discusses with members of management information regarding the management of risks inherent in the operations of our businesses and the implementation of our strategic plan, including our risk mitigation efforts.

Each of the Board’s committees also oversees the management of our risks that are under each committee’s areas of responsibility. For example, the Audit Committee oversees management of accounting, auditing, external reporting, internal controls, and cash investment risks. The Nominating and Governance Committee oversees our compliance policies, Code of Conduct, conflicts of interests, director independence and corporate governance policies. The Compensation Committee oversees risks arising from compensation practices and policies. While each committee has specific responsibilities for oversight of risk, the Board is regularly informed by each committee about such risks. In this manner the Board is able to coordinate its risk oversight.

Board’s Consideration of Diversity

The Board and Nominating and Governance Committee do not have a formal policy with respect to the consideration of diversity in identifying nominees for a director position. However, the Board and Nominating and Governance Committee strive to nominate individuals with a variety of diverse backgrounds, skills, qualifications, attributes and experience such that the Board, as a group, will possess the appropriate expertise, talent and skills to fulfill its responsibilities to manage the Company in the long-term interests of the stockholders.

Committees of the Board of Directors and Meetings

Meeting Attendance. During the fiscal year ended June 30, 2012, or fiscal 2012, there were five meetings of the Board of Directors, and the various committees of the Board met a total of 13 times. No director attended fewer than 75% of the total number of meetings of the Board and of committees of the Board on which he or she served during fiscal 2012. The Board has adopted a policy under which each member of the Board is encouraged but not required to attend each annual meeting of our stockholders. At the time of our 2011 annual meeting of stockholders, we had seven board members, all of which attended the 2011 annual meeting.

Audit Committee. Our Audit Committee met five times during fiscal 2012. This committee currently has three members, Ms. Phanstiel (Chair), Mr. Best, and Dr. Langer. Our Audit Committee’s role and responsibilities are set forth in the Audit Committee’s written charter and include the authority to retain and terminate the services of our independent registered public accounting firm. In addition, the Audit Committee reviews annual financial statements, considers matters relating to accounting policy and internal controls, reviews the scope of annual audits, and monitors our processes for complying with laws, regulations, and our Code of Conduct. Our Board of Directors has determined that all members of the Audit Committee satisfy the current independence standards promulgated by the SEC and by The NASDAQ Stock Market LLC, as such standards apply specifically to members of audit committees. The Board has determined that Ms. Phanstiel is an “audit committee financial expert,” as the SEC has defined that term in Item 407 of Regulation S-K under the Securities Act of 1933, as amended, or the Securities Act. A copy of the Audit Committee’s written charter is publicly available on the Investor Relations — Corporate Governance section of our website at www.myriad.com.

Please also see the report of the Audit Committee set forth elsewhere in this proxy statement.

Compensation Committee. Our Compensation Committee met three times during fiscal 2012. This committee currently has three members, Dr. Dreismann (Chair), Dr. Gilbert, and Dr. Henderson. Our Compensation Committee’s role and responsibilities are set forth in the Compensation Committee’s written charter and include reviewing, approving and making recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to our success. The Compensation Committee also is responsible for evaluating and determining the compensation of our President and Chief Executive Officer, and conducts its decision making process with respect to that issue without the President and Chief Executive Officer present. Our Board of Directors has determined that all members of the Compensation Committee qualify as independent under the definition promulgated by The NASDAQ Stock Market LLC.

The Compensation Committee is charged with establishing a compensation policy for our executives and directors that is designed to attract and retain the best possible executive talent, to motivate them to achieve corporate objectives, and reward them for superior performance. Our Compensation Committee is also responsible for establishing and administering our executive compensation policies and equity compensation plans. The Compensation Committee meets at least two times per year and more often as necessary to review and make decisions with regard to executive compensation matters. As part of its review of executive compensation matters, the Compensation Committee may delegate any of the powers given to it to a subcommittee of the Committee. A copy of the Compensation Committee’s written charter is publicly available on the Investor Relations — Corporate Governance section of our website at www.myriad.com.

Further discussion of the process and procedures for considering and determining executive compensation, including the role that our executive officers play in determining compensation for other executive officers, is included below in the section entitled “Executive Compensation — Compensation Discussion and Analysis.” In fiscal 2012, the Compensation Committee retained Mercer (US), Inc. (“Mercer”) to update our peer group of companies, and to provide competitive market data on the salary, short-term and long-term incentive compensation of executive officers at comparable companies within our industry. Mercer was also engaged to provide the Compensation Committee an analysis of, and recommendations for, annual salary compensation for fiscal 2013 and short-term incentive compensation for fiscal 2012 for the President and CEO and other executive officers.

Please also see the report of the Compensation Committee set forth elsewhere in this proxy statement.

Nominating and Governance Committee. Our Nominating and Governance Committee met two times during fiscal 2012. This committee currently has three members, Dr. Langer (Chair), Dr. Henderson, and Ms. Phanstiel. This committee’s role and responsibilities are set forth in the Nominating and Governance Committee’s written charter and include evaluating and making recommendations to the full Board as to the size and composition of the Board and its committees, identifying and evaluating potential candidates and recommending to the Board the director nominees for election, developing and recommending to the Board corporate governance guidelines applicable to us, and reviewing and approving potential or actual conflicts of interest between our executive officers or members of the Board. The committee also oversees the annual Board performance evaluations, which may be submitted anonymously at the discretion of the Director concerned, as well as our policy on plurality voting for director elections, which is described in “Proposal 1 — Election of Directors” of this proxy statement. The Board of Directors has determined that all members of the Nominating and Governance Committee qualify as independent under the definition promulgated by The NASDAQ Stock Market LLC.

If a stockholder wishes to nominate a candidate for director who is not to be included in our proxy statement, it must follow the procedures described in our Restated By-Laws and in “Stockholder Proposals and Nominations for Director” at the end of this proxy statement.

In addition, under our current corporate governance policies, the Nominating and Governance Committee may consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third-party search firms or other appropriate sources. For all potential candidates, the Nominating and Governance Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of the stockholders. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. If a stockholder wishes to propose a candidate for consideration as a nominee by the Nominating and Governance Committee under our corporate governance policies, for each annual meeting, the Nominating and Governance Committee will consider only one recommended nominee from any stockholder or group of affiliated stockholders, and such recommending stockholder or group must have held at least 5% of our common stock for at least one year. All stockholder recommendations for proposed director nominees must be in writing to the Nominating and Governance Committee, care of Myriad’s Secretary at 320 Wakara Way, Salt Lake City, Utah 84108, and must be received no later than 120 days prior to the first anniversary of the date of the proxy statement for the previous year’s annual meeting. The recommendation must be accompanied by the following information concerning the recommending stockholder:

•	the name, address and telephone number of the recommending stockholder;

•	the number of shares of our common stock owned by the recommending stockholder and the time period for which such shares have been held;

•

if the recommending stockholder is not a stockholder of record, a statement from the record holder verifying the holdings of the recommending stockholder and a statement from the recommending stockholder of the length of time such shares have been held (alternatively the recommending stockholder may furnish a current Schedule 13D, Schedule 13G, Form 3, Form 4 or Form 5 filed with the SEC, together with a statement of the length of time that the shares have been held); and

•	a statement from the recommending stockholder as to a good faith intention to continue to hold such shares through the date of the next annual meeting.

The recommendation must also be accompanied by the following information concerning the proposed nominee:

•	the information required by Items 401, 403 and 404 of Regulation S-K under the Securities Act;

•	a description of all relationships between the proposed nominee and the recommending stockholder, including any agreements or understandings regarding the nomination;

•	a description of all relationships between the proposed nominee and any of our competitors, customers, suppliers, labor unions or other persons with special interests regarding the Company; and

•	the contact information of the proposed nominee.

The recommending stockholder must also furnish a statement supporting a view that the proposed nominee possesses the minimum qualifications as set forth below for director nominees and describing the contributions that the proposed nominee would be expected to make to the Board and to the governance of Myriad and must state whether, in its view, the proposed nominee, if elected, would represent all stockholders and not serve for the purpose of advancing or favoring any particular stockholder or other constituency of Myriad. The recommendation must also be accompanied by the written consent of the proposed nominee (i) to be considered by the Nominating and Governance Committee and interviewed if the committee chooses to do so in its discretion, and (ii) if nominated and elected, to serve as a director.

For all potential candidates, the Nominating and Governance Committee may consider all factors it deems relevant, including the following threshold criteria:

•	candidates should possess the highest personal and professional standards of integrity and ethical values;

•	candidates must be committed to promoting and enhancing the long-term value of Myriad for its stockholders;

•	candidates must be able to represent fairly and equally all stockholders without favoring or advancing any particular stockholder or other constituency of Myriad;

•

candidates must have demonstrated achievement in one or more fields of business, professional, governmental, community, scientific or educational endeavor, and possess mature and objective business judgment and expertise;

•	candidates are expected to have sound judgment, derived from management or policy making experience that demonstrates an ability to function effectively in an oversight role;

•

candidates must have a general appreciation regarding major issues facing public companies of a size and operational scope similar to Myriad, including, governance concerns, regulatory obligations, strategic business planning, competition and basic concepts of accounting and finance; and

•	candidates must have, and be prepared to devote, adequate time to the Board of Directors and its committees.

In addition, the Nominating and Governance Committee will also take into account the extent to which the candidate would fill a present need on the Board, including the extent to which a candidate meets the independence and experience standards promulgated by the SEC and by The NASDAQ Stock Market LLC.

A copy of the Nominating and Governance Committee’s written charter is publicly available on the Investor Relations — Corporate Governance section of our website at www.myriad.com.

The descriptions of our corporate governance policies contained in this proxy statement are qualified in their entirety and subject to the terms of such policies as modified by the Board of Directors from time to time. The following corporate governance documents are publicly available on the Investor Relations — Corporate Governance section of our website at www.myriad.com:

•	Corporate Governance Principles;

•	Corporate Code of Conduct and Ethics;

•	Nominating and Governance Committee Charter;

•	Audit Committee Charter;

•	Compensation Committee Charter;

•	Strategic Committee Charter;

•	Policy on Annual Shareholder Meeting Attendance by Directors;

•	Policy on Security Holder Communications with Directors;

•	Policy on Security Holder Recommendation of Candidates for Election as Directors;

•	Procedures for Security Holders Submitting Nominating Recommendations;

•	Policy Regarding Qualifications of Directors;

•	Policy For Handling Complaints Regarding Accounting and Auditing Matters and Code of Conduct Matters;

•	Policy on Plurality Vote for Director Elections;

•	Policy on Limiting Service on Public Company Boards;

•	Policy on New Director Orientation;

•	Policy on Continuing Education for the Board;

•	Policy on Related Person Transactions; and

•	Policy on Cash Incentive Repayment.

Strategic Committee. This committee currently has three members, Dr. Henderson (Chair), Mr. Best and Dr. Dreismann. This committee’s role and responsibilities are set forth in the Strategic Committee’s written charter and include advising and consulting with senior management on a broad range of strategic initiatives and making recommendations to the Board regarding such opportunities. A copy of the Strategic Committee’s written charter is publicly available on the Investor Relations — Corporate Governance section of our website at www.myriad.com.

Compensation Committee Interlocks and Insider Participation. Our Compensation Committee currently has three members, Dr. Dreismann (Chair), Dr. Gilbert, and Dr. Henderson. No member of our Compensation Committee has at any time been an employee of ours. None of our executive officers is a member of the Compensation Committee, nor do any of our executive officers serve as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

Stockholder Communications to the Board

Generally, stockholders who have questions or concerns should contact our Investor Relations department at (801) 584-3600. However, any stockholders who wish to address questions regarding our business directly with the Board of Directors, or any individual director, should direct his or her questions in writing to the Chairman of the Board or a designated member of the Board at 320 Wakara Way, Salt Lake City, Utah 84108. Communications will be distributed to the Board, to the Nominating and Governance Committee, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board may be excluded, such as:

•	junk mail and mass mailings;

•	resumes and other forms of job inquiries;

•	surveys; and

•	solicitations or advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any outside director upon request.

Executive Officers

The following table sets forth the name, age (as of September 1, 2012) and position of each of our current executive officers:

Name	Age	Position
Peter D. Meldrum	65	President and Chief Executive Officer
T. Craig Benson	50	President, Myriad RBM, Inc.
Mark C. Capone	50	President, Myriad Genetic Laboratories, Inc.
James S. Evans	49	Chief Financial Officer and Treasurer
Robert G. Harrison	46	Chief Information Officer
Jayne B. Hart	52	Executive Vice President, Human Resources
Gary A. King	56	Executive Vice President, International Operations
Jerry S. Lanchbury, Ph.D.	53	Chief Scientific Officer
Richard M. Marsh, Esq.	54	Executive Vice President, General Counsel and Secretary

Peter D. Meldrum. Please see biography above under “Management — The Board of Directors.”

T. Craig Benson, President of Myriad RBM, Inc., joined the Company in June 2011 upon our acquisition of Rules-Based Medicine, Inc. (“RBM”). Prior to his current role, Mr. Benson served as President and Secretary of RBM, a member of its board of directors, and Chief Executive Officer from 2002 until June 2011. Mr. Benson has held numerous senior executive positions throughout his career including serving as Chairman of the Board of Directors for Equity Resource Partners, President of the private equity division at Service Corp. International as well as President of its international operations holding company. Mr. Benson has also served on the boards of directors of various publicly held entities, which include Florafax International Inc., Tanknology Environmental, Inc., Equity Corporation International and Pinnacle Global Group, Inc. He currently serves as Founding Director of Beyond Batten Disease Foundation and as Director of Batten Disease Support and Research Association. Mr. Benson received a bachelor of business administration from Southern Methodist University in 1984.

Mark C. Capone, President of Myriad Genetic Laboratories, Inc., a wholly owned subsidiary of Myriad, joined us in October 2002. Mr. Capone initially served as our Vice President of Sales until he was named Chief Operating Officer in February 2006, a position he held until his promotion to President of Myriad Genetic Laboratories, Inc. in March 2010. Prior to joining Myriad, Mr. Capone served 17 years with Eli Lilly and Company, where he held positions as Product Development Manager, Manufacturing Plant Manager, and Area Sales Director. Mr. Capone received his B.S. degree in Chemical Engineering from Penn State University, graduating with highest distinction, his M.S. degree in Chemical Engineering from Massachusetts Institute of Technology, and his M.S. in Management from Massachusetts Institute of Technology.

James S. Evans, Chief Financial Officer and Treasurer, joined us in 1995. Mr. Evans served as Myriad’s Corporate Controller from 1995 until July 2005, when he was named Vice President, Finance, a position he held until November 2007 when he was named Chief Financial Officer. Mr. Evans began his career in the Audit/Attestation division of the international accounting firm of KPMG LLP where he held several positions. He worked as the Controller for Genmark, Inc. and Shaperite Concepts, Ltd. prior to joining Myriad. Mr. Evans received B.S. and Master of Accounting degrees from Brigham Young University in 1987 and is a Certified Public Accountant licensed in the State of Utah.

Robert G. Harrison, Chief Information Officer, joined us in 1996. Mr. Harrison served as Myriad’s Network Administrator from 1996 to 2000. He was then named Director of Information Systems and Technology from 2000 until January 2005. He was then named Vice President of Information Systems and Technology, a position he held until January 2008, when he was named Chief Information Officer. Mr. Harrison began his career in information technology working for several private companies and consulting firms where he held several positions in technical support, sales and management capacities. Mr. Harrison received a B.S. degree in Business Administration with a minor in Computer Science from the University of Utah in 1994.

Jayne B. Hart, Executive Vice President, Human Resources, joined us in May 2011. Ms. Hart brings over twenty years of professional experience in the human resources field. Prior to joining Myriad, Ms. Hart served as VP, Human Resources at LANDesk Software, a global software company from 2005 until May 2011. She has also served previously as VP, Human Resources for 360 networks, a wholesale telecom company, and at AT&T Wireless, a global telecom company where she began her career.

Gary A. King, Executive Vice President, International Operations, joined us in July 2010. Mr. King has been employed in the life sciences industry for more than 25 years. From June 2008 to June 2010, he was the Chief Executive Officer of AverDx Incorporated, an international biotechnology company that develops novel biomarker diagnostics for critical diseases. From June 2002 to February 2008, he served as Vice President, International Operations at Biosite Incorporated, a developer of diagnostic products and antibody development technologies where he spent six years building and leading all of the company’s commercial activities outside the United States. Mr. King received his B.A. degree in Zoology from Pomona College and a M.B.A. degree from Stanford University.

Jerry S. Lanchbury, Ph.D., Chief Scientific Officer, joined us in September 2002 as Senior Vice President of Research. In July 2005 he was appointed Executive Vice President of Research, a position he held until he was named Chief Scientific Officer in February 2010. Dr. Lanchbury came to us from GKT School of Medicine, King’s College where he had served as Reader in Molecular Immunogenetics and Head of Molecular Immunogenetics Unit since 1997. Dr. Lanchbury earned his Ph.D. from the University of Newcastle upon Tyne and 1st Class Honours, B.Sc. “Biology of Man & his Environment” degree from the University of Aston.

Richard M. Marsh, Esq., Executive Vice President, General Counsel and Secretary, joined us in November 2002. Mr. Marsh previously served as Director of Intellectual Property (2001-2002), Acting General Counsel and Secretary (2000-2001), and Director of Commercial Legal Affairs (1998-2000) for Iomega Corporation. Mr. Marsh served as a partner with the law firm of Parsons, Behle & Latimer in Salt Lake City from 1989 to 1998. Mr. Marsh received a LL.M. degree in Taxation from Georgetown University Law Center, a J.D. degree, magna cum laude, from Thomas M. Cooley Law School, and a B.S. degree in Accounting from Brigham Young University, and was formerly a Certified Public Accountant.

We have Employment Agreements with all of our executive officers. The Employment Agreements for each of our named executive officers are described elsewhere in the proxy statement under the caption “Executive Compensation — Narrative Disclosure to Summary Compensation Table and 2012 Fiscal Year Grants of Plan-Based Awards Table.”

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Summary

Overview

We are a leading molecular diagnostic company, with the goal of providing physicians and their patients with critical information to guide healthcare management. Our goal is to manage our business to maximize the value we provide through our services, making the company more successful and valuable, and hence maximizing our long-term stockholder value. Our compensation programs are designed to support these goals, with the primary objectives of attracting and retaining executive talent, motivating our executive officers through pay-for-performance metrics to enhance our growth and profitability, and increasing long-term stockholder value.

The three principal components of our compensation program for executive officers are annual salary, short-term incentive compensation in the form of an annual cash bonus and long-term incentive compensation in the form of stock options which vest over a four year period. We believe these compensation components provide the appropriate balance of short-term and long-term compensation and incentives to our executives to drive our performance, success and long-term growth.

Our compensation program seeks to align compensation with company performance, and hence reward our executive officers for their contribution to our growth, profitability and increased stockholder value through the recognition of individual leadership, initiatives, achievements and other contributions. For example, our Compensation Committee approves Management Business Objectives (“MBOs”) for each executive officer at the beginning of each fiscal year which consist of (i) pre-established financial performance targets for the company based on revenues, net income and earnings per share (“Company Financial MBOs”), and (ii) individual objectives tailored to each executive (“Individual MBOs”). Each executive officer receives the same Company Financial MBOs as part of their respective MBOs. The Company Financial MBOs represent 50% of the total weighting of each executive officer’s MBOs, and 60% in the case of our President and CEO and the President of Myriad Genetic Laboratories, Inc. The Compensation Committee reviews the achievement of these MBOs in determining compensation to be paid to our executive officers. The Compensation Committee believes that the MBOs are based on an appropriate mix of financial performance targets and individual objectives that provide appropriate pay-for-performance metrics to incentivize executive officers to increase our profitability, success and long-term stockholder value. Additionally, to further link our executive officers’ performance with long-term stockholder value, a majority of annual compensation to executive officers is in the form of long-term incentive compensation in the form of stock options.

We believe that our executive compensation pay and philosophy is appropriately rewarding our executive officers for their contribution to our continued growth in revenues, income and earnings per share and hence contributing to the long-term increase in stockholder value. This is evidenced by our recent financial performance where, among other accomplishments as outlined below, we again achieved record financial revenue and operating profit for fiscal 2012 with a 23% year over year revenue growth to $496 million, and a 14% year over year growth in operating profit to $180.3 million. Net income grew 11% over the prior fiscal year to $112.2 million, and diluted earnings per share grew 18% over the prior fiscal year to $1.30. Focusing on returning value to our stockholders, over the past three years we have purchased over $400 million of company common stock under our stock repurchase programs, and on June 30, 2009, we made a significant stock dividend distribution to our stockholders in connection with the spin-off of our pharmaceutical operations (over $200 million in book value of cash and assets). Focusing on our longer-term growth, over the past five years, we have accomplished a 22% compound annual growth rate (“CAGR”) for revenues and 31% CAGR for operating income. As shown on the graph below, our stockholder return for the past five years is 34%, compared to a 13% return for the NASDAQ composite index over the same period.

In addition to our financial results during fiscal 2012, we also achieved the following:

•	generated continued strong cash flows from operations;

•	progressed in pipeline products and published studies for pipeline products;

•	established commercial lab and operations in Europe;

•	managed and achieved positive outcome of intellectual property litigation;

•	acquired license rights to the RAD51C gene;

•	acquired option rights to acquire Crescendo BioSciences, Inc.;

•	successfully integrated Myriad RBM, Inc.;

•	repurchased $128 million of our stock under our repurchase program; and

•	achieved strong gross profit and operating margins for our molecular diagnostic products.

Say-on-Pay Results

At our last annual meeting of stockholders in December 2011, we held a stockholder advisory vote on the compensation of our named executive officers. This is generally referred to as a “Say-on-Pay” vote. Our stockholders approved the compensation of our named executive officers, with over 84% of stockholder votes cast in favor of our Say-on-Pay resolution for fiscal 2011. Additionally, we held a stockholder advisory vote on the frequency of holding an advisory vote on the compensation of our named executive officers. Our stockholders overwhelming supported the Board’s recommendation and voted for an annual advisory vote on the compensation of our named executive officers. Taking this stockholder vote into account, the Board determined that we will hold an annual advisory vote on the compensation of our named executive officers. In addition, as we reviewed and evaluated our compensation program during fiscal 2012, we considered the strong support our stockholders expressed for our compensation program, and noted that we have not received any negative comments or criticism from our stockholders regarding our executive compensation pay policies. As a result, in connection with our annual review of our executive compensation program and compensation pay components, we determined to retain our general approach of establishing Company Financial MBOs and Individual MBOs for our executive officers. These MBOs provide a means to evaluate the performance of our executive officers and to then reward them through short- and long-term incentive compensation for the value they deliver to our stockholders as demonstrated by the enhanced growth and profitability of the Company. Additionally, in an effort to continue to improve our pay for performance philosophy and pay practices, we are implementing several changes to further align executive compensation with company performance as described below.

Changes To Our Pay Practices and Philosophy

We regularly review and evaluate our executive compensation philosophy and program, with the goal of reinforcing our pay-for-performance philosophy. For example, for fiscal 2013, we adopted, subject to stockholder approval at the 2012 Annual Stockholders Meeting, the 2013 Executive Incentive Plan (the “Incentive Plan”) where 100% of short term incentive cash compensation (annual cash bonus) of selected executive officers is based entirely on pre-established, objective financial performance targets and is subject to a cap. Under the Incentive Plan, the Compensation Committee has the right to reduce, but not increase, the amount of incentive compensation based on individual performance as the Compensation Committee considers appropriate under the circumstances. Additionally, it is intended that incentive compensation paid under the Incentive Plan will be deductible for tax purposes under section 162(m) of the Internal Revenue Code.

For fiscal 2013, our President and CEO is the only executive officer who has been designated to participate in the Incentive Plan. If the Incentive Plan is approved by our stockholders, our President and CEO’s annual cash bonus for fiscal 2013 will be awarded under the Incentive Plan and will be based on the following formula:

Base Salary × Target Incentive Bonus Percentage of 100% × Total Performance Factor.

The Total Performance Factor is based on company revenues, net income and earnings per share and is calculated as follows:

(the Revenue Performance Factor × .5) + (the Net Income Performance Factor × 0.25) + (the Earnings Per Share Performance Factor × 0.25).

The Revenue Performance Factor equals 100%, increased by .75 percentage point for each $1 million in revenue above the designated total revenue goal for fiscal 2013 and decreased by .75 percentage point for each $1 million in revenue below the revenue goal. The Net Income Performance Factor equals 100%, increased by three percentage points for each $1 million in net income above the designated net income goal for fiscal 2013 and decreased by three percentage points for each $1 million in net income below the net income goal. The Earnings Per Share (“EPS”) Performance Factor equals 100%, increased by three percentage points for each $0.01 EPS above the designated basic earnings per share goal for fiscal 2013 and decreased by three percentage points for each $0.01 EPS below the earnings per share goal. However, in no event may the Total Performance Factor exceed 130%.

If our stockholders do not approve the Incentive Plan, then the Compensation Committee will need to establish a new short term incentive compensation program for our President and CEO for fiscal 2013. We believe this change will further enhance our pay for performance philosophy by tying 100% of our President and CEO’s short term incentive compensation to pre-established, objective financial performance targets while retaining discretion by the Compensation Committee to reduce such award when deemed appropriate based on other subjective criteria. In addition, this will facilitate the deduction of executive compensation under section 162(m) of the Internal Revenue Code.

Additionally, we are making the following changes to our compensation philosophy and pay practices:

•

beginning in fiscal 2013, we will no longer make semi-annual grants of stock option awards, but rather will award a single annual grant in connection with our September Compensation Committee meeting. We believe this will facilitate a stronger correlation between performance and compensation by making a single grant of stock option awards shortly after the close of our fiscal year when financial results are reported;

•	we have amended our 2010 Employee, Director and Consultant Equity Incentive Plan (the “2010 Plan”) to provide that the company is prohibited from making a cash purchase of underwater options;

•

in connection with our proposal to amend the 2010 Plan to establish the total number of shares authorized to be awarded under the 2010 Plan, we will also amend our 2010 Plan to reduce the term under which options and stock appreciation rights may be exercised from 10 to eight years. This reduction in the term of an option or stock appreciation right will reduce the financial expense the company is required to recognize related to these instruments; and

•

we have adopted a cash incentive repayment policy (“Claw Back Policy”) that requires an executive officer to repay to us the amount of any annual cash incentive that an executive officer receives to the extent that :

•	the amount of such payment was based on the achievement of certain financial results that were subsequently the subject of a restatement that occurs within 12 months of such payment;

•	the executive officer had engaged in theft, dishonesty or intentional falsification of our documents or records that resulted in the obligation to restate our financial results; and

•	a lower annual cash incentive would have been paid to the executive officer based upon the restated financial results.

Similarly, we have previously adopted other practices which reflect the high standards the Compensation Committee seeks to attain for our compensation philosophy and pay practices. For example:

•	capping the annual cash bonus an executive officer may receive of 130% of his or her target bonus percentage amount;

•

prohibiting (under our Insider Trading Policy, which applies to all employees, including executive officers) hedging the economic risk of holding our stock, including trading in our stock on a short-term basis, short sales of our stock, use of our stock to secure a margin or other loan, and similar transactions;

•

entering in to our standard form employment agreement with all of our named executive officers, which does not provide for any guarantee as to employment term, salary, or bonus. Each named executive officer is employed on an “at will” basis;

•

demonstrating commitment to company ownership by our named executive officers. Although we do not have a specific stock ownership policy, all of our named executive officers own shares of our common stock. For example, as of September 1, 2012 our President and CEO owned 152,225 shares of our common stock;

•

awarding our long term incentive compensation in the form of stock options which vest ratably over a four year period. Our executive officers generally hold their options for a significant number of years before option exercise. For example, the weighted-average age of options at time of exercise of our President and CEO over the past five years was 8.9 years; and

•	prohibiting the re-pricing of options and other awards under our 2010 Plan without stockholder approval.

Finally, in fiscal 2012, we engaged Mercer to provide an additional report on long term incentive programs and market trends which Mercer delivered to the Compensation Committee in August of this year. In this report, Mercer outlined different long-term incentive plan vehicles, incentive designs, and performance targets, among other information. Mercer also reported on long term incentive plan designs within our peer group. The Compensation Committee utilizes this information in reviewing our long-term incentive plan and compensation philosophy and in discussing how we can best incentivize and reward our executive officers’ performance to promote long-term stockholder value.

Fiscal Year 2012 Financial Performance

In fiscal 2012, we again achieved record financial revenue and operating profit. These results were driven by continued strong demand for our products and our ability to leverage our infrastructure to grow revenue.

Specifically, revenue grew 23% from $402.1 million in fiscal 2011 to $496.0 million in fiscal 2012 and operating income increased 14% over the prior fiscal year to $180.3 million. Net income grew 11% over the prior fiscal year to $112.2 million. Similarly, earnings per diluted share were $1.30 for fiscal 2012 compared to $1.10 for fiscal 2011, growing by 18%. We also generated $141.8 million in cash flows from operations in fiscal 2012. With these strong financial results for fiscal 2012, we have continued our double digit compound annual growth rate for the past five years of 22% for revenues and 31% for operating income. Additionally, at our August 2012 earnings call for fiscal 2012, we announced fiscal 2013 guidance of continued double digit growth for revenues and diluted earnings per share.

During fiscal 2012, we continued the progress of our strategic directives of growing our existing tests and markets, expanding our international presence and developing new products. Our lead product, BRACAnalysis, demonstrated solid year-over-year growth of 15%, as we increased our penetration in the oncology and women’s health segments. Colaris and Colaris AP revenues grew 48% year-over-year, and our other products increased 32%. Our international expansion progressed well during the fiscal year. Our clinical lab in Munich, Germany is now operational and we have sales respresentatives in Germany, France, Italy, Spain and Switzerland. We increased our research and development expenditures by 54% over the prior fiscal year to $42.6 million, allowing us to continue to develop a strong and diverse pipeline of candidate tests across multiple disease indications. During fiscal 2012, we obtained a three-year exclusive option to acquire Crescendo Biosciences, Inc., an autoimmune and inflammatory disease molecular diagnostic company, and acquired exclusive, world-wide rights to the RAD51C gene for hereditary breast and ovarian cancer.

Even with these investments for future growth, we continue to have a strong cash position and commitment to returning cash to our stockholders. During the year we continued our stock buyback program by repurchasing over $128 million of our common stock. We ended the year with $454 million in cash, cash equivalents, and marketable investment securities and plan to continue to deploy a balanced approach to capital deployment, including investing for future growth, business development activities and returning cash to stockholders.

Based on our performance and accomplishments for fiscal 2012, the Compensation Committee awarded the following compensation to our named executive officers.

Fiscal Year 2012 Named Executive Officer Compensation

Annual Base Salary. We review our annual base salaries against our peer group with a goal to pay salary compensation between the 50th to 75th percentiles of compensation paid to similarly situated executive officers within our peer group. For fiscal 2012, the salaries of our named executive officers averaged 2% below the 75th percentile of our peer group as reported in the Mercer Report (discussed below). For fiscal 2013, we increased executive salaries for our named executive officers by 4.0% to 4.4%, except for the salary of Mr. Capone which we increased by 9% in recognition of his contributions for fiscal 2012 and responsibilities for overseeing the growth of Myriad Genetic Laboratories, Inc. We believe the salary increases were appropriate based on the performance and accomplishments of the company as a whole and the achievement by the named executive officers of their MBOs established for fiscal 2012. Accordingly, we believe that our salaries are appropriately set to attract and retain key talent necessary to support the continued growth of the company. Except as noted above, the salary increases for our named executive officers for fiscal 2013 are consistent with the 4% salary increase authorized by our Board for all company employees for fiscal 2013.

Short-Term Incentive Awards. For purposes of determining the short-term cash incentive bonuses for our executive officers for fiscal 2012, the Compensation Committee again utilized a formulaic approach based on a target incentive bonus as a percentage of base salary, the achievement of MBOs and company performance. The target incentive bonus as a percentage of base salary for each executive officer ranges from 40% to 100% depending on the responsibilities and experience of the executive officer, and is based on the target incentive bonus percentages from our peer group for each of the individual executive officers. The cash incentive bonus amount for each executive officer was then determined based on the following formula: annual base salary of the executive officer times (a) the executive officer’s applicable target incentive bonus percentage, as adjusted by the Compensation Committee based on company performance by a factor of up to 30%, and times (b) the executive officer’s performance goals score (up to 100% based on degree of accomplishment of MBOs as determined by the Compensation Committee).

For fiscal 2012, we achieved $496 million in revenues, net income of $112.2 million and diluted earnings per share of $1.30. Based on these financial results, compared to the pre-established targets, the Compensation Committee determined that the Company Financial MBOs had been met and surpassed. Each executive officer was then scored on his or her Individual MBOs as detailed below. Based on the accomplishment of these MBOs, our President and CEO received a total performance score of 100%. The MBO performance scores for the remaining executive officer group ranged from 97% to 100%. Finally, in light of the accomplishments for the company during fiscal 2012 for revenues, operating income, net income, free cash flow, and commercialized products and pipeline, as well as other accomplishments, the Compensation Committee increased the target bonus percentage by 20% for our President and CEO and all executive officers. We believe this short-term cash bonus compensation is appropriate for the performance of the executive officer group for fiscal 2012.

Long-Term Incentive Awards. To incentivize and reward long-term performance by our executives, with the goal of enhancing long-term stockholder value, we provide stock option awards which vest ratably over four years. These equity-based awards help ensure that our executive officers have a stake in our long-term success by providing an incentive not only to improve the overall growth and long-term value of Myriad, but to continue their employment with the Company so as to vest in the option awards. To further support the importance of our long-term incentive program, we have determined that long-term incentives should be targeted at the 75th percentile of long-term compensation provided by our peer group. Based on the Mercer Report (discussed below), the long-term incentive value of the stock option grant awards made in September 2011 and March 2012 to our President and CEO was 19% below the 75th percentile from our peer group of President and CEOs, and for our named executive officers as a group averaged 5% below the 75th percentile of long term compensation reported for our peer group. We believe our long-term incentive compensation is appropriate and reflects the long-term performance of the executive officers as indicated by our financial and operational performance for fiscal 2012 and over the past five years. The chart below shows our consistent, double-digit compound annual growth rate in revenue and operating income for the past five years:

Compensation Objectives

The primary objectives of our Compensation Committee in establishing and maintaining our executive compensation programs are to:

•	attract and retain the best possible executive talent;

•	motivate our executive officers to enhance our growth and profitability;

•	increase long-term stockholder value; and

•

reward the executive officers for their contribution to our growth, profitability and increased stockholder value through the recognition of individual leadership, initiatives, achievements and other contributions.

The specific directives of the Compensation Committee are to provide appropriate short and long-term compensation and incentives, in the form of cash and equity, that motivate and reward the accomplishment of individual and corporate objectives and which align executive officer compensation with the creation of stockholder value. To achieve these objectives, the Compensation Committee has adopted and implements a compensation plan that bases our executive officers’ compensation on a variety of factors set forth in MBOs.

Formulating and Setting Executive Compensation

The Compensation Committee is responsible for formulating, evaluating and approving the compensation, including the award of equity compensation, for our executive officers, including our President and CEO. The Compensation Committee also assists the full Board in establishing appropriate incentive compensation and equity-based plans generally for all employees and is responsible for administering these plans.

The Compensation Committee retained Mercer for the purpose of updating our peer group of companies, and to provide competitive market data on the salary, short-term incentive compensation and long-term incentive compensation of executive officers at comparable companies within our industry. Mercer was also engaged to provide the Compensation Committee an analysis of, and recommendations for, annual salary compensation for fiscal 2013, short-term incentive compensation for fiscal 2012 and long-term incentive compensation for fiscal 2013 for the President and CEO and other executive officers of the Company (the “Mercer Report”).

As a basis for the source market data for the Mercer Report, Mercer utilized compensation data from the following group of 15 peer companies:

ABAXIS INC	ALEXION PHARMACEUTICALS	AMYLIN PHARMACEUTICALS
BIOMARIN PHARMACEUTICAL	GEN-PROBE INC	HOLOGIC INC
HUMAN GENOME SCIENCES INC	IDEXX LABS INC	ILLUMINA INC
MEDICIS PHARMACEUTICAL	MERIDIAN BIOSCIENCE INC	QUIDEL CORP
REGENERON PHARMACEUTICALS	VALEANT PHARMACEUTICALS INT	VERTEX PHARMACEUTICALS

In addition, Mercer gathered competitive market data from the 2011/2012 Mercer US Global Premium Executive Remuneration Suite and the 2011 Radford Global Life Sciences Survey. To determine competitive market compensation, the life sciences survey data was equally blended with the compensation data from the Mercer determined peer group set forth above. Compensation data for the peer group was collected from available proxy-disclosed data. This information was gathered and analyzed for the 25th, 50th and 75th percentiles for annual salary, short-term incentive pay elements and long-term incentive pay elements. Where possible, our executive officers were matched to appropriate proxy and survey positions based on job content and level of responsibility.

We believe that the compensation information obtained from the Mercer Report provides us appropriate compensation data and benchmarks, as it is derived from companies which are in our industry, share similar corporate structures, and have similar factors such as number of employees, market value, revenues, net income, and product pipeline.

Utilizing the composite peer group data provided us in the Mercer Report, the Compensation Committee analyzed, amongst other criteria, the average salary, short-term incentive bonus compensation and long-term incentive bonus compensation for each of our executive officers at the 25th, 50th and 75th percentile ranges. For long-term incentive compensation, we analyzed, amongst other criteria, the average equity compensation, using the Black

Scholes value of options, for each of our executive officers at the 25th, 50th and 75th percentile range from the Mercer composite peer group. We also analyzed our equity burn rate, issued equity overhang, total equity overhang and stockholder value transfer.

The Compensation Committee has approved a pay-for-performance philosophy for the compensation of our executive officers which is intended, in general, to provide base salary, bonus and total compensation within the 50th to 75th percentile of comparable companies in our industry; however, we may award compensation above the 75th percentile when deemed appropriate to further promote and achieve the primary objectives of our compensation programs. The comparable group of companies on which we rely to corroborate our determinations are those represented by the peer groups utilized in the Mercer Report and those which participated in the industry survey reports utilized by Mercer. Within the scope of this pay-for-performance philosophy, we have determined the various components of each executive’s compensation package based on various factors, including: the executive’s particular background, training and relevant work experience; the executive’s role and responsibilities and the compensation paid to similar persons in comparable companies represented in the compensation data that we utilized; the demand for individuals with the executive’s specific talents and expertise and our ability to attract and retain comparable talents; Company Financial MBOs and Individual MBOs; the other expectations of the executive for the position; and the comparison to other executives within our company having similar skills and experience levels and responsibilities.

Establishment and Use of Management Business Objectives

The Compensation Committee has implemented an annual management performance program for the purpose of establishing annual performance objectives for our executive officers to align their performance with the overall goals and objectives for the Company. This process commences in the fourth quarter of each fiscal year as each executive officer meets with our President and CEO to establish annual MBOs for the ensuing fiscal year. After review and discussion, our President and CEO finalizes the executive officer’s MBOs for the ensuing fiscal year. Similarly, our President and CEO meets with the Compensation Committee at the end of each fiscal year to establish his MBOs for the ensuing fiscal year which, after review and discussion, are finalized by the Compensation Committee. During the fiscal year, additional MBOs may be established and assigned to an executive officer, including our President and CEO. All executive officer MBOs are reported to the independent members of the Board of Directors. At the end of the ensuing fiscal year, each executive officer’s performance for the fiscal year is reviewed, including an assessment by management and the Compensation Committee of the achievement of each executive officer’s respective MBOs. At this time, our President and CEO recommends to the Compensation Committee an annual cash incentive bonus amount and salary adjustment for the executive officers, other than himself. The Compensation Committee, after further review and discussion with our President and CEO, then determines the annual cash incentive bonus for the concluding fiscal year and base salary amount for the ensuing fiscal year for the executive officers, other than our President and CEO. In the case of our President and CEO, the Compensation Committee reviews and discusses with the President and CEO the accomplishment of his MBOs for the fiscal year. The Compensation Committee then makes its review and determinations without any recommendations from our President and CEO, who is not present in any portions of the meetings of the Compensation Committee where his compensation is reviewed, discussed and approved. Additionally, the Compensation Committee reviews the achievement of each executive officer’s MBOs as it determines the awarding of long-term incentive compensation in the form of stock options. The annual cash incentive bonus amount, salary adjustments, and long-term incentive compensation for the executive officers are reported to the independent members of the Board of Directors.

The MBOs for each executive officer for each fiscal year consist of (i) pre-established financial performance targets for the company based on revenues, net income and earnings per share (Company Financial MBOs), and (ii) individual objectives tailored to each executive (Individual MBOs). Each executive officer receives the same Company Financial MBOs as part of their respective MBOs. The Company Financial MBOs represents 50% of the total weighting of each executive officer’s MBOs, and 60% in the case of our President and CEO and the President of Myriad Genetic Laboratories, Inc.

The MBOs for our named executive officers for fiscal year 2012 were as follows:

Peter D. Meldrum, President and CEO — manage the company to achieve designated financial targets for total revenues, net income and earnings per share for fiscal 2012; manage the successful integration of Myriad RBM, Inc. and achieve the designated financial target for revenues for Myriad RBM, Inc.; manage the establishment of international commercial operations and achieve the designated financial target for international revenues; and identify and submit to the Strategy Committee strategic opportunities for expansion of the Company’s products, technologies and businesses.

Mark C. Capone, President, Myriad Genetic Laboratories, Inc. — manage the company and Myriad Genetic Laboratories, Inc. (“MGL”) to achieve designated financial targets for total revenues, net income and earnings per share for fiscal 2012; obtain satisfactory reimbursement for the Company’s products; continue progress towards designated product launches; and support the establishment of European laboratory operations and implement business unit reorganization strategy.

James S. Evans, Chief Financial Officer and Treasurer — manage the company to achieve designated financial targets for total revenues, net income and earnings per share for fiscal 2012; favorably manage communications with research analysts on financial reporting expectations; work with stockholders and industry review organizations to support proposed annual increase in authorized shares for our equity plans; and integrate Myriad RBM, Inc’s accounting, payroll and purchasing systems into the corporate financial reporting infrastructure.

Jerry S. Lanchbury, Ph.D., Chief Scientific Officer — manage the company to achieve designated financial targets for total revenues, net income and earnings per share for fiscal 2012; complete validation of candidate product and prepare product for key opinion leader launch; and conduct and complete designated clinical studies to support product introductions and publish clinical study data and results in peer-review journals.

Richard M. Marsh, Executive Vice President, General Counsel and Secretary — manage the company to achieve designated financial targets for total revenues, net income and earnings per share for fiscal 2012; develop and implement a strategy for increased protection of the company’s proprietary information; continued management of pending intellectual property litigation; and develop and implement intellectual property strategies to expand protection and patent term for new product introductions.

Role of Management in Our Compensation Program

Our management, including our President and CEO, supports the Compensation Committee, attends portions of its meetings upon request, and performs various administrative functions at its request. Our President and CEO provides input to the Compensation Committee on the effectiveness of our compensation program and makes specific recommendations as to the base salary amounts, annual cash incentive bonus amounts and stock option grants for the executive officers, other than for himself. Except for our President and CEO, no executive officer is present when the Compensation Committee discusses and determines the salary and bonus amounts and equity compensation to be awarded to the executive officers. Our President and CEO is excused from all meetings, and is not present, where matters pertaining to his compensation are discussed and approved by the Compensation Committee.

At the end of each fiscal year, our President and CEO evaluates the annual performance of each of our executive officers, including an assessment of the accomplishment of each executive officer’s MBOs, and submits his recommendations to the Compensation Committee which then determines an annual cash incentive bonus amount for the concluding fiscal year and the base salary amount for the ensuing fiscal year for each of the executive officers. Historically, in September and February of each fiscal year, our President and CEO has made recommendations to the Compensation Committee for stock option awards based on the performance of the executive officers to date, including progress on accomplishing MBOs. However, beginning in fiscal 2013, stock option awards will only be made once a year in connection with the Compensation Committee’s September meeting based on the value of long-term incentive compensation as reported in the Mercer Report for our peer group for each executive officer, the accomplishment of each executive officer’s MBOs, and overall company performance. The amounts of annual salaries, annual bonuses and equity grants for the executive officers are determined within the discretion of the Compensation Committee.

In the case of our President and CEO, his individual performance is reviewed and evaluated by the Compensation Committee at the end of each fiscal year with respect to his annual cash incentive bonus amount for the concluding fiscal year and base salary for the ensuing fiscal year, and in September and February of each year with respect to stock option awards. However, beginning in fiscal 2013, stock option awards will only be done once a year in connection with the Board’s September meeting. With respect to the compensation of our President and CEO, the Compensation Committee is responsible for (i) reviewing and approving his MBOs, (ii) evaluating his performance in light of his MBOs, and (iii) determining and approving his compensation, including the award of equity compensation, based on this evaluation and based on the compensation data for President and CEO positions within our peer group as reported in the Mercer Report.

Elements of our Compensation Program and Annual Performance Evaluations

The compensation program for our executive officers consists principally of base salary, an annual cash incentive bonus, long-term compensation in the form of stock options, and certain severance benefits. We believe that these elements of our compensation strike an appropriate balance to incentivize and reward our executive officers for ongoing, short-term and long-term performance. An annual base salary provides the foundation of our compensation program and ensures that the executive officer is being paid ongoing compensation which allows us to attract and retain high-quality talent. The annual cash incentive bonus forms an important part of our compensation strategy by providing an incentive to reward short-term performance as measured by company performance and accomplishment of MBOs. Stock option awards also form an important part of our compensation strategy. These equity grants reward our executive officers for the long-term performance of Myriad, and help to ensure that our executive officers have a stake in our long-term success by providing an incentive to improve our overall growth and value as measured by our stock price. This aligns the executive officer’s interests with stockholders’ long-term interests. In 2005, we entered into retention agreements with each of our named executive officers (2006 in the case of Mr. Capone) to provide certain severance and termination benefits following a change in control to ensure our named executive officers are motivated to stay with us during periods of uncertainty.

The Compensation Committee, in collaboration with management, attempts to develop an overall compensation program that incentivizes the executive officers to achieve their objectives without encouraging them to take excessive risks to the business. We believe this is accomplished through the balance of the various elements of our compensation program, including the establishment of annual MBOs for each of the executive officers to appropriately guide their performance objectives, and pre-set limits on short-term incentive compensation in the form of annual cash bonuses.

Base Salary

Base salaries for executive officers are based on various factors, including the scope of their role and responsibilities and their particular background, training and relevant work experience, taking into account the compensation paid to similar positions in comparable companies represented in the compensation data that we utilized, and also considering the demand for individuals with the executives’ specific talents and expertise and our ability to attract and retain comparable talents. We believe that the base salaries for our executive officers should generally be in the 50th to 75th percentile range of salaries for executives in similar positions and with similar responsibilities in comparable companies in our industry as represented in the compensation data we utilized; however, when deemed appropriate, we may set base salaries above the 75th percentile to further promote and achieve the primary objectives of our compensation programs. An executive’s base salary is also evaluated together with other components of the executive’s compensation to ensure that the executive’s total compensation is in line with our overall compensation philosophy.

Each year we evaluate base salaries as part of our management performance program, and establish each executive’s base salary for the ensuing year. In establishing base salaries, we assess the executive officer’s performance in each of the areas in which MBOs were established, the financial performance of Myriad in the areas of responsibility of the executive officer, the overall financial performance of Myriad and other significant accomplishments and contributions of the executive officer. We also review and determine if there are any significant differences in the compensation of an executive officer compared to the compensation paid to executives in similar positions with comparable companies in our industry as represented in the compensation data we utilize. We adjust annual base salaries if we deem such an adjustment is warranted based on the performance and contribution of the executive officer, differences in comparable market salaries, changes in the scope of responsibilities of the executive officer, or internal pay inequities.

The fiscal 2012 base salary of Mr. Meldrum falls 1% above the 75th percentile and the fiscal 2012 salaries for each of our other named executive officers fall below the 75th percentile of comparable base salary compensation as reported in the Mercer Report. Based on the foregoing, including our evaluation of the corporate developments, accomplishments and events that occurred during fiscal 2012 and an assessment of each executive officer’s performance of MBOs for fiscal 2012, we increased the base salaries for our named executive officers for fiscal 2013 as set forth below.

Name and Position	Fiscal 2012 Base Salary ($)	Fiscal 2013 Base Salary ($)	% Increase
Peter D. Meldrum
President and Chief Executive Officer	915,000	955,000	4.4%
Mark C. Capone
President, Myriad Genetic Laboratories, Inc.	500,000	545,000	9.0%
James S. Evans
Chief Financial Officer and Treasurer	440,000	458,000	4.1%
Jerry S. Lanchbury, Ph.D.
Chief Scientific Officer	420,000	437,000	4.0%
Richard M. Marsh
Executive Vice President, General Counsel and Secretary	425,000	442,000	4.0%

Annual Cash Incentive Bonus

An important part of our compensation program for our executive officers is an annual performance-based cash incentive bonus. This practice is designed to enable us to attract and retain executive level talent, as well as to provide variable compensation to incentivize and reward executives for ongoing performance which provides a contemporaneous benefit to our overall operations and successes. The cash incentive bonus amount is determined annually as part of our management performance program. As a part of this review, we assess the executive officer’s performance in each of the areas in which MBOs were established, our financial performance in the areas of responsibility of the executive officer, our overall financial performance and other significant accomplishments and contributions of the executive officer. We also review and determine if there are any significant differences in the annual bonus of an executive officer compared to bonuses paid to executives in similar positions with comparable companies in our industry as represented in the compensation data we utilized. We change the cash incentive bonuses paid to our executive officers if we deem such an adjustment is warranted based on the performance and contribution of the executive officer, differences in comparable market data, significant accomplishments for the year, changes in the scope of responsibilities of the executive officer, or internal pay inequities. Any adjustments to the annual cash incentive bonus paid are determined at the discretion of the Compensation Committee.

For purposes of determining the cash incentive bonuses for our executive officers for fiscal 2012, the Compensation Committee utilized a formulaic approach, based on a target incentive bonus as a percentage of base salary, company performance and the achievement of MBOs. Utilizing the compensation data from our peer group from the Mercer Report, the Compensation Committee established a target incentive bonus as a percentage of base salary for each executive officer. The cash incentive bonus amount for each executive officer was then determined based on the following formula: annual base salary of the executive officer times (a) the executive officer’s applicable target incentive bonus percentage, as adjusted by the Compensation Committee based on company performance by a factor of up to 30%, and times (b) the executive officer’s performance goals score (up to 100% — based on degree of accomplishment of MBOs as determined by the Compensation Committee). Hence, the annual cash bonus amount is capped, and, as a percentage, can never exceed 130% of the executive officer’s applicable target incentive bonus percentage.

Based on the Compensation Committee’s evaluation of company performance, including the record results in revenue and net income, improvements in earnings per share, intellectual property acquisitions, stock repurchases, and cash position, increase in stockholder value, among other accomplishments, the Compensation Committee increased the target incentive bonus percentages to 20% for purposes of determining incentive bonuses for fiscal 2012, including the target incentive bonus percentage for the President and CEO. With respect to the scoring of each individual executive officer’s MBOs, as all executive officers had the same Company Financial MBOs, all executive officers’ performance scores for financial targets were scored by a factor of 100% based on the accomplishment of the financial goals for fiscal 2012 as further described in more detail below. Accordingly, based on the foregoing formula, and including our assessment of each executive officer’s performance of Individual MBOs for fiscal 2012, as discussed below, we determined the following cash incentive bonuses for our named executive officers for fiscal 2012:

Position	Target Incentive Bonus (% of base salary as increased by 20%)	MBO Performance Goals Score (as a %)	Fiscal 2012 Bonus Payments ($)
Peter D. Meldrum
President and Chief Executive Officer	120	100	1,100,000
Mark C. Capone
President, Myriad Genetic Laboratories, Inc.	84	100	420,000
James S. Evans
Chief Financial Officer and Treasurer	66	100	290,000
Jerry S. Lanchbury, Ph.D.
Chief Scientific Officer	60	97	244,000
Richard M. Marsh
Executive Vice President, General Counsel and Secretary	60	98	250,000

For fiscal 2013, except for our President and CEO, the Compensation Committee has decided to utilize the same formulaic approach for determining the annual cash incentive bonus for executive officers as used for fiscal 2012. In the case of our President and CEO, his fiscal 2013 annual cash incentive bonus will be awarded pursuant to the 2013 Incentive Plan, if approved by the stockholders, as described above. Accordingly, the Compensation Committee established the following target incentive bonus percentages for our named executive officers, other than our President and CEO, which will be used in determining annual cash incentive bonus amounts for fiscal 2013 performance. These are unchanged from the targets established for fiscal 2012, except in the case of Mr. Capone, whose target incentive bonus percentage was increased from 70% to 75%, reflective of his role and responsibilities as President of Myriad Genetic Laboratories, Inc.

Executive Officer	Target Incentive Bonus (% of Base Salary)
Mark C. Capone,
President, Myriad Genetic Laboratories, Inc.	75%
James S. Evans,
Chief Financial Officer	55%
Jerry S. Lanchbury, Ph.D.,
Chief Scientific Officer	50%
Richard M. Marsh,
Executive Vice President, General Counsel and Secretary	50%

Named Executive Officer Performance for Fiscal 2012

The salary adjustments for fiscal 2013 and cash incentive bonuses for fiscal 2012 were awarded to our named executive officers after determining the level to which each individual officer satisfied his annual MBOs for fiscal 2012 and in light of his relative contribution to the overall success and accomplishments of the company, as described below with respect to each named executive officer. We also determined these amounts to maintain, in general, parity with the 50th to 75th percentile of salary and incentive bonus reflected in the compensation data we utilized from the Mercer Report. For example, based on the Mercer Report, the total direct compensation (salary, annual bonus and long-term incentive compensation) awarded to our named executive officers in fiscal 2012 averaged 16% below the 75th percentile. However, two of our named executive officers received total direct compensation above the 75th percentile for fiscal 2012. As detailed below, we believe this was appropriate in light of our strong financial performance for fiscal 2012, the responsibilities of the individual executive officers and their contribution to the success and accomplishments of the company for fiscal 2012.

President and CEO. Based on our financial results for fiscal 2012, as discussed in the Executive Summary above, the Compensation Committee determined that Mr. Meldrum had accomplished and surpassed all of the Company Financial MBOs, and gave him a performance score of 100% for his financial performance targets, which represented 60% of his total MBOs. The Compensation Committee also determined that Mr. Meldrum had accomplished all of his Individual MBOs in light of the successful integration of Myriad RBM, Inc. and its revenues for fiscal 2012; the progress of our international operations, including the opening of our clinical laboratory in Germany and sales offices in Europe; work with the Strategic Committee in identifying and considering various strategic opportunities, including the acquisition of an option to acquire Crescendo BioSciences, Inc., and licensing the exclusive, world-wide rights to the RAD51C gene for genetic predisposition risk; and completion of $128 million in stock repurchases. The Compensation Committee determined a performance goal score of 100% for Mr. Meldrum’s Individual MBOs, which represented 40% of his total MBOs. Based on Mr. Meldrum’s performance and positive contribution to the Company, Mr. Meldrum’s combined performance goal score for all MBOs was 100%.

Based on the Mercer Report, Mr. Meldrum’s fiscal 2012 salary was 1% above the 75th percentile of the reported survey compensation data for his position. Based on his performance goal score of 100%, and the comparable compensation data provided by the Mercer Report, Mr. Meldrum’s base salary for fiscal 2013 was increased by 4.4% to $955,000. Mr. Meldrum’s fiscal 2012 cash incentive bonus was $1,100,000 based on his performance goal score of 100% times his target bonus percentage of 100%, which was adjusted 20% upwards to 120% by the Compensation Committee. The increase in Mr. Meldrum’s fiscal 2012 cash incentive bonus was reflective of the accomplishment of his MBOs and the company’s strong financial and other accomplishments during fiscal 2012. As a result, Mr. Meldrum’s total fiscal 2012 cash compensation (fiscal 2012 salary and cash incentive bonus) was between the 50th and 75th percentile of the reported survey compensation data.

Other Named Executive Officers. The Compensation Committee determined that the other named executive officers had also accomplished and surpassed the Company Financial MBOs, and had substantially accomplished their respective remaining Individual MBOs based on:

•	achievement of total annual revenues of $496.0 million for the fiscal year;

•	achievement of operating income of $180.3 million for the fiscal year;

•	achievement of net income of $112.2 million for the fiscal year;

•	achievement of $1.30 diluted earnings per share;

•	continued 5 year double digit CAGR growth in revenues and operating income;

•	strong cash flow from operations;

•	progress in pipeline products and publication of studies for pipeline products;

•	establishment of commercial lab and operations in Europe;

•	management and positive outcome of intellectual property litigation;

•	acquisition of license rights to RAD51C gene;

•	acquisition of option rights to Crescendo BioSciences, Inc.;

•	successful integration of Myriad RBM, Inc.;

•	repurchase of $128 million of our stock under our repurchase program; and

•	strong gross profit and operating margins for our molecular diagnostic products.

Based on the Mercer Report, Mr. Capone’s fiscal 2012 salary was between the 50th and 75th percentile of the reported survey compensation data for his position. Based on Mr. Capone’s performance and positive contribution to the company, Mr. Capone received an MBO performance goal score of 100%, and his base salary for fiscal 2013 was increased by 9% to $545,000. Mr. Capone’s fiscal 2012 cash incentive bonus was $420,000 based on his performance goal score of 100% times his target bonus percentage of 70% which was adjusted 20% upwards to 84% by the Compensation Committee. The increase in Mr. Capone’s fiscal 2012 cash incentive bonus was reflective of the accomplishment of his MBOs and the Company’s accomplishments during fiscal year 2012. As a result, Mr. Capone’s total fiscal 2012 cash compensation (fiscal 2012 salary and cash incentive bonus) was between the 50th and 75th percentile of the reported survey compensation data.

Based on the Mercer Report, Mr. Evans’ fiscal 2012 salary was between the 50th and 75th percentile of the reported survey compensation data for his position. Based on Mr. Evans’ performance and positive contribution to the company, Mr. Evans received an MBO performance goal score of 100%, and his base salary for fiscal 2013 was increased by 4.1% to $458,000. Mr. Evans’ fiscal 2012 cash incentive bonus was $290,000 based on his performance goal score of 100% times his target bonus percentage of 55% which was adjusted 20% upwards to 66% by the Compensation Committee. The increase in Mr. Evans’ fiscal 2012 cash incentive bonus was reflective of the accomplishment of his MBOs and the Company’s accomplishments during fiscal year 2012. As a result, Mr. Evans’ total fiscal 2012 cash compensation (fiscal 2012 salary and cash incentive bonus) was between the 50th and 75th percentile of the reported survey compensation data.

Based on the Mercer Report, Dr. Lanchbury’s fiscal 2012 salary was between the 50th and 75th percentile of the reported survey compensation data for his position. Based on Dr. Lanchbury’s performance and positive contribution to the company, Dr. Lanchbury received an MBO performance goal score of 97%, and his base salary for fiscal 2013 was increased by 4% to $437,000. Dr. Lanchbury’s fiscal 2012 cash incentive bonus was $244,000 based on his performance goal score of 97% times his target bonus percentage of 50% which was adjusted 20% upwards to 60% by the Compensation Committee. The increase in Dr. Lanchbury’s fiscal 2012 cash incentive bonus was reflective of the accomplishment of his MBOs and the Company’s accomplishments during fiscal year 2012. As a result, Dr. Lanchbury’s total fiscal 2012 cash compensation (fiscal 2012 salary and cash incentive bonus) was between the 50th and the 75th percentile of the reported survey compensation data.

Based on the Mercer Report, Mr. Marsh’s fiscal 2012 salary was between the 50th and 75th percentile of the reported survey compensation data for his position. Based on Mr. Marsh’s performance and positive contribution to the company, Mr. Marsh received an MBO performance goal score of 98%, and his base salary for fiscal 2013 was increased by 4% to $442,000. Mr. Marsh’s fiscal 2012 cash incentive bonus was $250,000 based on his performance goal score of 98% times his target bonus percentage of 50% which was adjusted 20% upwards to 60% by the Compensation Committee. The increase in Mr. Marsh’s fiscal 2012 cash incentive bonus was reflective of the substantial accomplishment of his MBOs and the Company’s accomplishments during fiscal year 2012. As a result, Mr. Marsh’s total fiscal 2012 cash compensation (fiscal 2012 salary and cash incentive bonus) was 3% above the 75th percentile of the reported survey compensation data. The Compensation Committee believes that setting Mr. Marsh’s total cash compensation above the 75th percentile is appropriate in light of the skill and experience that Mr. Marsh brings to the company, and in light of the breadth and scope of responsibilities he has for the Company’s legal matters, including pending intellectual property litigation, and for his contribution to the success and accomplishments of the company for fiscal 2012.

Long-Term Incentives

To incentivize and reward long-term performance by our executives, we provide awards of stock options. These equity-based awards help ensure that our executive officers have a stake in our long-term success by providing an incentive to improve the overall growth and value of Myriad. We believe this fosters an executive culture that aligns our executive officers’ interests with the long-term interests of our stockholders. Our 2010 Employee, Director and Consultant Equity Incentive Plan, as amended (the “2010 Plan”), allows for the grant of stock options, restricted stock and other stock-based awards to our employees, directors and consultants. We typically make an initial stock option award to new executive officers upon initial hire. Historically, we have also granted semi-annual stock option awards. We have not adopted stock ownership guidelines. The Compensation Committee determines the terms of all stock option grants for the named executive officers, including our President and CEO. We have not yet granted any other form of equity compensation under the 2010 Plan, although we may do so in the future.

Initial Stock Option Awards. Executives who join us are awarded initial stock option grants. These grants have an exercise price equal to the closing price of our common stock on the date of grant, which is generally within the first week of the officer’s employment, and a four-year vesting schedule with 1/4th of the shares vesting on each anniversary of the date of grant. The amount of the initial stock option award is determined based on the executive’s position with us and analysis of the competitive practices of the companies similar in size to us represented in the compensation data that we review with the goal of creating a total compensation package for new employees that is competitive with other similar companies and that will enable us to attract high quality management personnel.

Semi-Annual Stock Option Awards. Our practice has been to make semi-annual stock option awards as part of our overall performance management program. The Compensation Committee believes that stock options provide management with a strong link to long-term corporate performance and the creation of stockholder value. Historically, stock option awards have been made twice a year at our Compensation Committee meetings held in connection with the Board of Director meetings generally in February and September. The Board customarily determines the dates of its meetings for the ensuing year at a meeting of the Board in the preceding year. Thus, the dates on which stock options are granted are set well in advance. The Compensation Committee does not time the grant of stock options with respect to the release of material non-public information, whether or not that information may favorably or unfavorably impact the price of our common stock. Stock option awards for the executive officers, including our President and CEO, are approved by the Compensation Committee. Stock option awards are granted at an exercise price equal to the closing price of our common stock on the date of grant, and vest in equal annual installments over a four-year period.

The Compensation Committee has determined that, in order to better facilitate the annual review of management’s and the Company’s performance in connection with the approval of long-term incentive compensation for our executive officers, it will make stock option awards on an annual basis beginning in fiscal 2013. As we transitioned to a single annual grant of stock options, for fiscal 2012, the Compensation Committee awarded 80% of the annual stock option award amount in connection with its September 2011 meeting, and awarded the remaining 20% of the annual award amount in connection with our its March 2012 meeting.

We intend that the annual aggregate value of these awards will be targeted, generally, at the 75th percentile of aggregate value of awards for executives in similar positions and with similar responsibilities in comparable companies in our industry as represented in the compensation data we utilize. However, we may award compensation above or below the 75th percentile when deemed appropriate to further promote and achieve the primary objectives of our compensation programs and based on the individual performance of our executive officers and the performance of the company. The Compensation Committee believes that equity awards provide appropriate incentives to align individual executive officer performance with the overall enhancement of long-term stockholder value. However, the Compensation Committee still seeks to have total compensation (salary, annual bonus and equity grants) to generally be within the 50th to 75th percentile range. When deemed appropriate, we may award total compensation above the 75th percentile to further promote and achieve the primary objectives of our compensation programs.

In determining the number of stock options awarded, we take into consideration the total number of our outstanding shares of common stock, the relative dilution to stockholders, as well as our gross equity burn rate, issued equity overhang and total equity overhang. Individual stock option awards are based on the accomplishments of each executive as measured by achievement of MBOs. The Compensation Committee grants stock option awards primarily to reward performance but also to retain officers and provide incentives for future performance. The size of option grants generally increases as the rank of the executive officer increases. In determining the amount of stock options to be awarded, the Compensation Committee considers various factors, including our financial and operating performance for the applicable period; the executive officer’s contribution to our performance; the anticipated contribution of the executive officer to our future performance; a review of compensation for comparable positions in our peer group from our benchmarking studies; and the total compensation of the executive officer and the anticipated retentive effect of the grant of additional options.

Based on the Mercer Report, which calculated market annual guidelines at the 50th and 75th percentile, the average long-term incentive value of the semi-annual stock option grant awards made to the named executive officers on September 13, 2011 and March 7, 2012 averaged, as a group, 5% below the 75th percentile of the long-term compensation data; however, the individual long-term incentive value of the semi-annual stock option grant awards for fiscal 2012 made to Mr. Capone, Dr. Lanchbury and Mr. Marsh were above the 75th percentile. The long-term incentive value of the semi-annual stock option grant awards made to the named executive officers for fiscal 2012 are reported in the table for 2012 Fiscal Year Grants of Plan Based Awards and was determined in accordance with ASC Topic 718, utilizing the Black Scholes value for options. The aggregate number of stock options awarded for fiscal 2012 to each of our named executive officers was larger than the number of stock options awarded for fiscal 2011. We felt this appropriate based on the comparative long-term peer group compensation data from the Mercer Report, given the company’s performance relative to its peers, the individual accomplishments of our named executive officers, including our President and CEO, relative to their MBOs and to continue to place an increased weighting of compensation on long term compensation. We also believe these option awards were appropriate based on the company’s continued double digit compound annual growth rate (CAGR) in revenues and operating income over the past five years, and total stockholder return over the past five year period. Thus, these option awards appropriately reward our executives for their consistent past performance, and incentivize our executives to work hard to continue to deliver similar performance and to remain employed at the Company.

Other Compensation

We maintain broad-based benefits and perquisites that are provided to all employees, including health and dental insurance, life and disability insurance, a 401(k) plan, and a discretionary December holiday bonus. Additionally, we may provide other perquisites to new executive officers such as a signing bonus, relocation package or other related compensation as determined on a case-by-case basis.

Termination-Based Compensation

We recognize that, as is the case with many publicly-held corporations, the possibility of a change in control of the company exists and that such possibility, and the uncertainty and questions which it may raise among key personnel, may result in the departure or distraction of key personnel to the detriment of us and our stockholders. Therefore, in 2005, we entered into a form of retention agreement with each of our named executive officers (2006 in the case of Mr. Capone) to reinforce and encourage the continued employment and dedication of our named executive officers without distraction from the possibility of a change in control of the company and related events and circumstances. We believe that the terms of our retention agreement are consistent with those maintained by others in our industry and therefore are important for attracting and retaining key employees who are critical to our long-term success. The potential benefits provided under the retention agreement are in addition to the current compensation arrangements we have with our named executive officers. For the payments each of our named executive officers is entitled to receive upon a change-in-control, see “Executive Compensation — Potential Payments Upon Termination or Change-in-Control” later in this proxy statement.

Relationship of Elements of Compensation

As noted above, our compensation structure is primarily comprised of base salary, an annual cash incentive bonus and long-term compensation in the form of stock options. In setting executive compensation, the Compensation Committee considers the aggregate compensation payable to an executive officer and the form of the compensation. The Compensation Committee seeks to achieve an appropriate balance between immediate cash rewards and long-term financial incentives.

We currently utilize stock options as a substantial component of compensation, as the Compensation Committee views the award of stock options as a primary long-term retention benefit by tying the earning of these awards to a four year vesting schedule. If an employee leaves the Company before the completion of the vesting period, then that employee would not receive any benefit from the non-vested portion of his award. We believe that this vesting feature makes it more attractive to remain as our employee and this arrangement does not require substantial cash payments by us. Under our 2010 Plan we may also issue restricted stock awards as a component of long-term incentive compensation. Because we anticipate that any such restricted stock awards will generally vest over a four-year period similar to our stock options, we believe they will have similar retention benefits as provided by stock options. Under our 2010 Plan, if we issue restricted stock awards, we will reduce the number of authorized shares available for grant by a ratio of 2:1 shares. This means that for every share of restricted stock awarded, we will reduce the number of shares available for grant from our 2010 Plan by 2 shares. To date, we have not granted any restricted stock awards.

The Compensation Committee reviews from time to time the mix of the compensation elements for executive officers against comparable companies in our industry as represented in the compensation data we utilize. The size and mix of each element in a compensation package is based on the impact of the position on the company, market practice and overall corporate and individual performance relative to stated corporate goals. The level of incentive compensation typically increases in relation to an executive officer’s responsibilities and ability to meet individual and corporate goals. The Compensation Committee believes that making a significant portion of an executive officer’s compensation contingent on corporate performance more closely aligns the executive officer’s interests with those of our stockholders.

The Compensation Committee may decide, as appropriate, to modify the mix of base salary, annual and long-term incentives to best fit an executive officer’s specific circumstances or if required by competitive market conditions for attracting and retaining skilled personnel. For example, the Compensation Committee may decide to award additional stock options to an executive officer if the total number of stock option grants received during an individual’s employment with us does not adequately reflect the executive’s current position. We believe that this discretion and flexibility allows the Compensation Committee to better achieve our compensation objectives.

Conclusion

Our compensation policies are designed and are continually being developed to retain and motivate our executive officers and to ultimately reward them for outstanding individual and corporate performance.

Summary Compensation Table

The following table shows the total compensation paid or accrued during the fiscal years indicated to (1) our President and Chief Executive Officer, (2) our Chief Financial Officer, and (3) our three next most highly compensated executive officers who earned more than $100,000 during the fiscal year ended June 30, 2012 and were serving as executive officers as of June 30, 2012.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Option Awards ($) (1)	All Other Compensation ($) (2)	Total ($)
Peter D. Meldrum	2012	915,812	1,100,761	3,925,095	10,040	5,951,708
President and Chief Executive Officer	2011	870,504	956,312	3,029,902	9,866	4,866,584
	2010	832,550	649,710	3,805,820	10,475	5,298,555

Mark C. Capone	2012	501,191	420,761	1,962,548	9,857	2,894,357
President, Myriad Genetic	2011	455,504	334,812	1,487,055	8,316	2,285,687
Laboratories, Inc.	2010	396,553	178,710	1,363,707	8,825	1,947,795

James S. Evans	2012	440,811	290,761	1,434,169	9,614	2,175,355
Chief Financial Officer and	2011	420,504	251,812	1,186,334	8,316	1,866,966
Treasurer	2010	400,550	172,710	1,614,656	8,825	2,196,742

Jerry S. Lanchbury, Ph.D.	2012	420,812	244,761	1,207,722	10,411	1,883,706
Chief Scientific Officer	2011	395,504	213,812	989,163	10,639	1,609,118
	2010	352,217	150,710	1,052,371	12,463	1,567,761

Richard M. Marsh, Esq.	2012	425,811	250,761	1,358,687	10,266	2,045,525
Executive Vice President, General	2011	404,504	227,812	1,120,610	10,226	1,763,152
Counsel and Secretary	2010	385,550	154,710	1,456,035	10,349	2,006,644

(1)	Amounts shown reflect the aggregate grant date fair value of option awards granted in each year presented calculated in accordance with FASB ASC Topic 718. Information regarding the assumptions used in the valuation of option awards can be found in the footnote to our financial statements entitled “Share-Based Compensation” in our Annual Report on Form 10-K for the fiscal year ended June 30, 2012, filed with the SEC. Our executive officers will not realize the value of these awards in cash unless and until these awards are exercised and the underlying shares are subsequently sold. See also our discussion of stock-based compensation under “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies” in our Annual Report on Form 10-K.
(2)	All amounts shown for fiscal year 2012 consist of (i) $4.78 per month of premiums paid by us with respect to term life insurance for the benefit of each named executive officer for their respective periods served ($3.30 per month for Peter D. Meldrum) and (ii) the balance of the amount shown for matching contributions made under our 401(k) plan on behalf of each named executive officer.

2012 Fiscal Year Grants of Plan-Based Awards

The following table shows information regarding grants of equity awards that we made during the fiscal year ended June 30, 2012 to each of the executive officers named in the Summary Compensation Table.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)		Grant Date Fair Value of Stock and Option Awards ($) (1)
Peter D. Meldrum President and Chief Executive Officer	9/13/2011 3/07/2012	416,000 104,000	$ $	19.47 23.98	$ $	3,002,688 922,407

Mark C. Capone President, Myriad Genetic Laboratories, Inc.	9/13/2011 3/07/2012	208,000 52,000	$ $	19.47 23.98	$ $	1,501,344 461,204

James S. Evans Chief Financial Officer and Treasurer	9/13/2011 3/07/2012	152,000 38,000	$ $	19.47 23.98	$ $	1,097,136 337,033

Jerry S. Lanchbury, Ph.D. Chief Scientific Officer	9/13/2011 3/07/2012	128,000 32,000	$ $	19.47 23.98	$ $	923,904 283,818

Richard M. Marsh, Esq.	9/13/2011	144,000		$19.47		$1,039,392
Executive Vice President, General Counsel and Secretary	3/07/2012	36,000		$23.98		$319,295

(1)	Represents the grant date fair value calculated in accordance with FASB ASC Topic 718. Information regarding the assumptions used in the valuation of option awards can be found in the footnote to our financial statements entitled “Share-Based Compensation” in our Annual Report on Form 10-K for the fiscal year ended June 30, 2012, filed with the SEC. Our executive officers will not realize the value of these awards in cash unless and until these awards are exercised and the underlying shares are subsequently sold. See also our discussion of stock-based compensation under “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies” in our Annual Report on Form 10-K.

Narrative Disclosure to Summary Compensation Table and 2012 Fiscal Year Grants of Plan-Based Awards Table

We have entered into employment agreements with no defined term with each of our named executive officers. Pursuant to each of these agreements, either party may terminate employment without cause at any time upon 15 days written notice to the other party or immediately with cause upon written notice to the other party. Each employment agreement also provides that the employee will not disclose confidential information of ours during and after employment and will not compete with us during the term of employment. Since the dates of these agreements entered into with our named executive officers, the compensation paid to each named executive officer has been increased and additional stock options have been granted as discussed below.

In 2005, we entered into an Executive Retention Agreement with each of our named executive officers (2006 in the case of Mr. Capone) under which they are entitled to certain benefits upon a change-in-control, as discussed below under “Executive Compensation — Potential Payments Upon Termination or Change-in-Control.”

Mr. Meldrum was appointed to the position of President and Chief Executive Officer in November 1991. In May 1993, Mr. Meldrum entered into the company’s standard form of employment agreement as required of all Myriad employees. As approved by our Compensation Committee, Mr. Meldrum received an annual salary of $915,000 for the fiscal year ended June 30, 2012, and will be paid an annual base salary of $955,000 for the fiscal year ending June 30, 2013. Mr. Meldrum’s cash incentive bonus for fiscal 2012 was $1,100,000 as approved by our Compensation Committee. In addition to the options granted in fiscal 2012 as noted above in the 2012 Fiscal Year Grants of Plan-Based Awards table, on September 12, 2012, Mr. Meldrum was granted 520,000 options to purchase our common stock at a per share price of $27.07, the closing price of our common stock on that date. The Compensation Committee does not anticipate awarding any further options to Mr. Meldrum in fiscal 2013.

Mr. Capone was appointed to the position of Vice President of Sales for Myriad Genetic Laboratories, Inc., (“MGL”) in October 2002, and entered into the company’s standard form of employment agreement at that time. In September 2005, Mr. Capone was appointed to the position of Senior Vice President of Sales for MGL, in February 2006, Mr. Capone was appointed to the position of Chief Operating Officer for MGL, and in March 2010 was appointed President of Myriad Genetics Laboratories, Inc. As determined by our Compensation Committee, Mr. Capone received an annual salary of $500,000 for the fiscal year ended June 30, 2012. Mr. Capone will be paid an annual base salary of $545,000 for the fiscal year ending June 30, 2013. Mr. Capone’s cash incentive bonus for fiscal 2012 was $420,000 as determined by our Compensation Committee. In addition to the options granted in fiscal 2012 as noted above in the 2012 Fiscal Year Grants of Plan-Based Awards table, on September 12, 2012, Mr. Capone was granted 300,000 options to purchase our common stock at a per share price of $27.07, the closing price of our common stock on that date. The Compensation Committee does not anticipate awarding any further options to Mr. Capone in fiscal 2013.

Mr. Evans was appointed to the position of Corporate Controller in March 1995 and entered into the company’s standard form of employment agreement at that time. In November 2007, Mr. Evans was appointed as our Chief Financial Officer and Treasurer. As determined by our Compensation Committee, Mr. Evans received an annual salary of $440,000 for the fiscal year ended June 30, 2012, and will be paid an annual base salary of $458,000 for the fiscal year ending June 30, 2013. Mr. Evans’ cash incentive bonus for fiscal 2012 was $290,000 as determined by our Compensation Committee. In addition to the options granted in fiscal 2012 as noted above in the 2012 Fiscal Year Grants of Plan-Based Awards table, on September 12, 2012, Mr. Evans was granted 190,000 options to purchase our common stock at a per share price of $27.07, the closing price of our common stock on that date. The Compensation Committee does not anticipate awarding any further options to Mr. Evans in fiscal 2013.

Dr. Lanchbury was appointed to the position of Senior Vice President, Research in November 2002 and entered into the company’s standard form of employment agreement at that time. In September 2005, Dr. Lanchbury was promoted to Executive Vice President, Research. In February 2010, Dr. Lanchbury was appointed Chief Scientific Officer. As determined by our Compensation Committee, Dr. Lanchbury received an annual salary of $420,000 for the fiscal year ended June 30, 2012. Dr. Lanchbury will be paid an annual base salary of $437,000 for the fiscal year ending June 30, 2013. Dr. Lanchbury’s cash incentive bonus for fiscal 2012 was $244,000 as determined by our Compensation Committee. In addition to the options granted in fiscal 2012 as noted above in the 2012 Fiscal Year Grants of Plan-Based Awards table, on September 12, 2012, Dr. Lanchbury was granted 160,000 options to purchase our common stock at a per share price of $27.07, the closing price of our common stock on that date. The Compensation Committee does not anticipate awarding any further options to Dr. Lanchbury in fiscal 2013.

Mr. Marsh was appointed to the position of Vice President, General Counsel and Secretary in November 2002 and entered into the company’s standard form of employment agreement at that time. In September 2005, Mr. Marsh was promoted to Executive Vice President, General Counsel and Secretary. As determined by our Compensation Committee, Mr. Marsh received an annual salary of $425,000 for the fiscal year ended June 30, 2012, and will be paid an annual base salary of $442,000 for the fiscal year ending June 30, 2013. Mr. Marsh’s cash incentive bonus for fiscal 2011 was $250,000 as determined by our Compensation Committee. In addition to the options granted in fiscal 2012 as noted above in the 2012 Fiscal Year Grants of Plan-Based Awards table, on September 12, 2012, Mr. Marsh was granted 180,000 options to purchase our common stock at a per share price of $27.07, the closing price of our common stock on that date. The Compensation Committee does not anticipate awarding any further options to Mr. Marsh in fiscal 2013.

In addition to the annual cash incentive bonus paid to each of our named executive officers, all employees, including the named executive officers, received a holiday bonus of $750 in fiscal 2012 that was tax adjusted to $761.

All option awards granted to our named executive officers were granted with an exercise price equal to the closing price of our common stock on the date of grant, have a 10-year term, and vest annually over a four-year period. However, if Proposal 2 is approved, the term for future option awards will be reduced from 10 to eight years.

Outstanding Equity Awards at 2012 Fiscal Year-End

The following table shows grants of stock options outstanding on the last day of the fiscal year ended June 30, 2012, to each of our named executive officers. We have not granted any stock options that are subject to performance conditions, nor have we granted any stock awards.

	Option Awards (1)
Name	Date of Grant	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable *	Option Exercise Price ($)	Option Expiration Date
Peter D. Meldrum	8/16/2002	30,000	0	$8.68	8/16/2012
President and Chief Executive Officer	9/09/2003	2	0	$4.44	9/09/2013
	2/19/2004	70,000	0	$6.00	2/19/2014
	9/08/2004	90,000	0	$5.89	9/08/2014
	2/17/2005	100,000	0	$7.82	2/17/2015
	9/14/2005	51,096	0	$7.27	9/14/2015
	2/16/2006	63,804	0	$8.63	2/16/2016
	9/06/2006	72,000	0	$9.04	9/06/2016
	2/21/2007	74,192	0	$12.17	2/21/2017
	9/26/2007	130,000	0	$18.06	9/26/2017
	2/28/2008	200,000	0	$13.28	2/28/2018
	9/10/2008	150,000	50,000	$22.93	9/10/2018
	2/18/2009	165,000	55,000	$30.12	2/18/2019
	9/15/2009	90,000	90,000	$30.34	9/15/2019
	3/03/2010	100,000	100,000	$23.11	3/03/2020
	9/15/2010	55,000	165,000	$16.53	9/15/2020
	2/23/2011	60,000	180,000	$18.00	2/23/2021
	9/13/2011	0	416,000	$19.47	9/13/2021
	3/07/2012	0	104,000	$23.98	3/07/2022

Mark C. Capone	2/16/2006	4,450	0	$8.63	2/16/2016
President, Myriad Genetic Laboratories, Inc.	9/06/2006	15,355	0	$9.04	9/6/2016
	2/21/2007	27,000	0	$12.17	2/21/2017
	9/26/2007	60,000	0	$18.06	9/26/2017
	2/28/2008	67,500	0	$13.28	2/28/2018
	9/10/2008	67,500	22,500	$22.93	9/11/2018
	2/18/2009	60,000	20,000	$30.12	2/19/2019
	9/15/2009	31,000	31,000	$30.34	9/15/2019
	3/03/2010	37,500	37,500	$23.11	3/3/2020
	9/15/2010	25,000	75,000	$16.53	9/15/2020
	2/23/2011	31,250	93,750	$18.00	2/23/2021
	9/13/2011	0	208,000	$19.47	9/13/2021
	3/07/2012	0	52,000	$23.98	3/7/2022

	Option Awards (1)
Name	Date of Grant	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable *	Option Exercise Price ($)	Option Expiration Date
James S. Evans	8/16/2002	15,400	0	$8.68	8/16/2012
Chief Financial Officer	2/13/2003	30,000	0	$3.80	2/13/2013
	9/09/2003	26,250	0	$4.44	9/09/2013
	2/19/2004	8,072	0	$6.00	2/19/2014
	9/08/2004	35,000	0	$5.89	9/08/2014
	2/17/2005	35,000	0	$7.82	2/17/2015
	9/14/2005	30,000	0	$7.27	9/14/2015
	2/16/2006	30,000	0	$8.63	2/16/2016
	9/06/2006	30,000	0	$9.04	9/06/2016
	2/21/2007	34,000	0	$12.17	2/21/2017
	9/26/2007	40,000	0	$18.06	9/26/2017
	2/28/2008	60,000	0	$13.28	2/28/2018
	9/10/2008	52,500	17,500	$22.93	9/10/2018
	2/18/2009	67,500	22,500	$30.12	2/18/2019
	9/15/2009	40,000	40,000	$30.34	9/15/2019
	3/03/2010	40,000	40,000	$23.11	3/03/2020
	9/15/2010	21,250	63,750	$16.53	9/15/2020
	2/23/2011	23,750	71,250	$18.00	2/23/2021
	9/13/2011	0	152,000	$19.47	9/13/2021
	3/07/2012	0	38,000	$23.98	3/07/2022

Jerry S. Lanchbury, Ph.D.	2/17/2005	36,782	0	$7.82	2/17/2015
Chief Scientific Officer	2/16/2006	23,196	0	$8.63	2/16/2016
	9/06/2006	20,000	0	$9.04	9/06/2016
	2/21/2007	50,000	0	$12.17	2/21/2017
	9/26/2007	60,000	0	$18.06	9/26/2017
	2/28/2008	70,000	0	$13.28	2/28/2018
	9/10/2008	42,000	14,000	$22.93	9/10/2018
	2/18/2009	45,000	15,000	$30.12	2/18/2019
	9/15/2009	25,000	25,000	$30.34	9/15/2019
	30/3/2010	27,500	27,500	$23.11	3/03/2020
	9/15/2010	17,500	52,500	$16.53	9/15/2020
	2/23/2011	20,000	60,000	$18.00	2/23/2021
	9/13/2011	0	128,000	$19.47	9/13/2021
	3/07/2012	0	32,000	$23.98	3/07/2022

Richard M. Marsh, Esq. Executive Vice President, General Counsel and Secretary	2/17/2005	40,260	0	$7.82	2/17/2015
	9/04/2005	21,096	0	$7.27	9/04/2015
	2/16/2006	41,804	0	$8.63	2/16/2016
	9/06/2006	50,000	0	$9.04	9/06/2016
	2/21/2007	54,000	0	$12.17	2/21/2017
	9/26/2007	60,000	0	$18.06	9/26/2017
	2/28/2008	70,000	0	$13.28	2/28/2018
	9/10/2008	52,500	17,500	$22.93	9/10/2018
	2/18/2009	60,000	20,000	$30.12	2/18/2019
	9/15/2009	35,000	35,000	$30.34	9/15/2019
	3/03/2010	37,500	37,500	$23.11	3/03/2020
	9/15/2010	20,000	60,000	$16.53	9/15/2020
	2/23/2011	22,500	67,500	$18.00	2/23/2021
	9/13/2011	0	144,000	$19.47	9/13/2021
	3/07/2012	0	36,000	$23.98	3/07/2022

*	The vesting of unvested options held by our named executive officers will accelerate upon a change of control of Myriad in accordance with the Executive Retention Agreements described below under “Potential Payments Upon Termination or Change-in-Control.”

(1)	Stock Option Vesting Schedules:

•

Options granted on and between May 23, 2001 through and including September 9, 2003 were granted pursuant to our 2002 Option Plan and vested 25% of the shares per year on each anniversary of the date of grant, until April 14, 2005 when all remaining unvested shares vested.

•

Options granted on and between February 19, 2004 through and including February 17, 2005 were granted pursuant to our 2003 Option Plan and vested 25% of the shares per year on each anniversary of the date of grant, until April 14, 2005 when all remaining unvested shares vested.

•

Options granted on and between September 14, 2005 through and including September 15, 2010 were granted pursuant to our 2003 Option Plan and vest 25% of the shares per year on each anniversary of the date of grant.

•	Options granted beginning on and after February 23, 2011 were granted pursuant to our 2010 Plan and vest 25% of the shares per year on each anniversary date of the grant.

2012 Fiscal Year Option Exercises and Stock Vested

The following table shows information regarding exercises of options to purchase our common stock by our named executive officers during the fiscal year ended June 30, 2012.

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)
Peter D. Meldrum
President and Chief Executive Officer	247,342	4,194,639
Mark C. Capone
Chief Operating Officer	4,257	76,681
James S. Evans
Chief Financial Officer and Treasurer	13,400	174,894
Jerry S. Lanchbury, Ph.D.
Chief Scientific Officer	51,804	815,073
Richard M. Marsh, Esq.
Executive Vice President, General Counsel and Secretary	87,936	1,547,497

(1)	Amounts shown in this column do not necessarily represent actual value realized from the sale of the shares acquired upon exercise of the options because the shares may not be sold on exercise but continue to be held by the executive officer exercising the option. The amounts shown represent the difference between the option exercise price and the market price on the date of exercise, which is the amount that would have been realized if the shares had been sold immediately upon exercise.

Pension Benefits

We do not have any qualified or non-qualified defined benefit plans.

Nonqualified Deferred Compensation

We do not have any nonqualified defined contribution plans or other deferred compensation plans.

Potential Payments Upon Termination or Change-in-Control

On February 17, 2005 (and thereafter for subsequently appointed executive officers), we entered into Executive Retention Agreements, or the Retention Agreements, with our executive officers.

Under the terms of the Retention Agreements, if the employment of an executive officer is terminated without “Cause” or if the executive officer separates from Myriad for “Good Reason” within 24 months of a

“Change in Control” (each as defined in the agreement and set forth below), the executive officer will receive: (i) all salary earned through the date of termination, as well as a pro rata bonus and any compensation previously deferred; (ii) an amount equal to three times the executive’s highest annual base salary and three times the executive’s highest annual bonus at Myriad during the three-year period prior to the Change in Control; (iii) continued benefits for 36 months after the date of termination; (iv) outplacement services in an aggregate amount of up to $25,000; and (v) a gross-up payment with respect to any excise taxes or penalties due on account of any payments made to the executive under the Retention Agreement. If the employment of an executive officer is terminated by the executive officer for no reason, during the 90-day period beginning on the first anniversary of the “Change in Control Date” (as defined in the agreement and set forth below), then the termination shall be deemed to be termination for Good Reason for all purposes of the Retention Agreement except that the payment of an amount equal to three times the executive’s highest annual base salary and bonus shall be reduced by one-half. In addition, upon the occurrence of a Change in Control, all of the executive’s stock options shall become fully vested, whether or not the executive is terminated. On October 12, 2007, the Retention Agreements were amended to provide that all payments under the agreement are to be made in a lump sum, in cash, six months following the date of termination of employment, unless earlier payment, in whole or in part, following the date of termination of employment is permitted under Section 409A of the Internal Revenue Code of 1986, as amended.

Unless the terms of the Retention Agreement are either satisfied or expire on the date which is 24 months after a Change in Control, the Retention Agreement will continue in effect through December 31, 2015 and thereafter for one year terms unless we provide notice of non-renewal at least 90 days prior to the end of each term.

As defined in the Retention Agreements:

•

“Cause” means (a) the Executive’s willful and continued failure to substantially perform his or her reasonable assigned duties (other than any such failure resulting from incapacity due to physical or mental illness or any failure after the Executive gives notice of termination for Good Reason), which failure is not cured within 30 days after a written demand for substantial performance is received by the Executive from the Board of Directors of the Company which specifically identifies the manner in which the Board of Directors believes the Executive has not substantially performed the Executive’s duties; or (b) the Executive’s willful engagement in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company. No act or failure to act by the Executive shall be considered “willful” unless it is done, or omitted to be done, in bad faith and without reasonable belief that the Executive’s action or omission was in the best interests of the Company.

•

“Good Reason” means the occurrence, without the Executive’s written consent, of any of the following events or circumstances: (a) the assignment to the Executive of duties inconsistent in any material respect with the Executive’s position (including status, offices, titles and reporting requirements), authority or responsibilities in effect immediately prior to the earliest to occur of (i) the Change in Control Date, (ii) the date of the execution by the Company of the initial written agreement or instrument providing for the Change in Control or (iii) the date of the adoption by the Board of Directors of a resolution providing for the Change in Control (with the earliest to occur of such dates referred to herein as the “Measurement Date”), or any other action or omission by the Company which results in a material diminution in such position, authority or responsibilities; (b) a reduction in the Executive’s annual base salary as in effect on the Measurement Date; (c) the failure by the Company to (i) continue in effect any material compensation, pension, retirement or benefit plan or program (including without limitation any 401(k), life insurance, medical, health and accident or disability plan and any vacation program or policy) (a “Benefit Plan”) in which the Executive participates or which is applicable to the Executive immediately prior to the Measurement Date, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan or program, (ii) continue the Executive’s participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of the Executive’s participation relative to other participants, than the basis existing immediately prior to the Measurement Date or (iii) award cash bonuses to the Executive in amounts and in a manner substantially consistent with past practice; (d) a change by the Company in the location at which the Executive performs his or her principal duties for the Company to a new location that is both (i) outside a radius of 50 miles from the Executive’s principal residence immediately prior to the Measurement Date and (ii) more than 50 miles from the location at which the Executive performed his or her principal duties for the Company immediately prior to the Measurement Date; or a requirement by the Company that the Executive travel on Company business to a substantially greater extent than required immediately prior to the Measurement Date; (e) the failure of the Company to obtain the agreement from any successor to the Company to assume and agree to perform the Retention Agreement; or (f) any failure of the Company to pay or provide to the Executive any portion of the Executive’s compensation or benefits due under any Benefit Plan within seven days of the date such compensation or benefits are due, or any material breach by the Company of the Retention Agreement or any employment agreement with the Executive.

•

“Change in Control” means an event or occurrence set forth in any one or more of the following (including an event or occurrence that constitutes a Change in Control under one of such subsections but is specifically exempted from another such subsection): (a) the acquisition by an individual, entity or group (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 20% or more of either (i) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (ii) any acquisition by the Company, or (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (b) such time as the Continuing Directors (as defined below) do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term “Continuing Director” means at any date a member of the Board (i) who was a member of the Board on the date of the execution of the Retention Agreement or (ii) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (ii) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or (c) the consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company in one or a series of transactions (a “Business Combination”), unless, immediately following such Business Combination, the following condition is satisfied: all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively; or (d) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

•

“Change in Control Date” means the first date during the Term (as defined in the Retention Agreement) on which a Change in Control occurs. Anything in the Retention Agreement to the contrary notwithstanding, if (a) a Change in Control occurs, (b) the Executive’s employment with the Company is terminated prior to the date on which the Change in Control occurs, and (c) it is reasonably demonstrated by the Executive that such termination of employment (i) was at the request of a third party who has taken steps reasonably calculated to effect a Change in Control or (ii) otherwise arose in connection with or in anticipation of a Change in Control, then for all purposes of the Retention Agreement the “Change in Control Date” shall mean the date immediately prior to the date of such termination of employment.

The foregoing summary of the Retention Agreements is qualified in its entirety by the full text of the agreements, the form of which we have filed as an exhibit to our Annual Report on Form 10-K.

The following table summarizes the potential payments to each of our named executive officers upon either a change in control or termination following a change in control, assuming the occurrence of the different triggers of the Retention Agreement, as of the close of business on June 30, 2012, the last business day of our most recently concluded fiscal year.

	Executive Benefits and Payments Upon Termination	Change in Control ($)	Change in Control and Involuntary Termination Without Cause or for Good Reason ($)	Change in Control and Voluntary Termination ($)
Peter D. Meldrum	Base salary	—	2,745,000	1,372,500
President and Chief Executive Officer	Bonus	—	3,300,000	1,650,000
	Stock option acceleration	4,130,000	4,130,000	4,130,000
	Continued benefits	—	46,548	46,548
	Outplacement	—	25,000	25,000
	Tax gross-up	—	2,622,775	1,590,325

	Total	4,130,000	12,869,323	8,814,373

Mark C. Capone	Base salary	—	1,500,000	750,000
Chief Operating Officer	Bonus	—	1,260,000	630,000
	Stock option acceleration	2,021,988	2,021,988	2,021,988
	Continued benefits	—	46,548	46,548
	Outplacement	—	25,000	25,000
	Tax gross-up	—	1,264,819	793,427

	Total	2,021,988	6,118,355	4,266,963

James S. Evans	Base salary	—	1,320,000	660,000
Chief Financial Officer	Bonus	—	870,000	435,000
	Stock option acceleration	1,567,363	1,567,363	1,567,363
	Continued benefits	—	46,548	46,548
	Outplacement	—	25,000	25,000
	Tax gross-up	—	1,041,400	667,361

	Total	1,567,363	4,870,310	3,401,271

	Executive Benefits and Payments Upon Termination	Change in Control ($)	Change in Control and Involuntary Termination Without Cause or for Good Reason ($)	Change in Control and Voluntary Termination ($)

Jerry S. Lanchbury, Ph.D.	Base salary	—	1,260,000	630,000
Chief Scientific Officer	Bonus	—	732,000	366,000
	Stock option acceleration	1,306,610	1,306,610	1,306,610
	Continued benefits	—	46,548	46,548
	Outplacement	—	25,000	25,000
	Tax gross-up	—	545,975	205,753

	Total	1,306,610	3,916,133	2,579,911

Richard M. Marsh, Esq.	Base salary	—	1,275,000	637,500
Executive Vice President, General Counsel and Secretary	Bonus	—	750,000	375,000
	Stock option acceleration	1,482,525	1,482,525	1,482,525
	Continued benefits	—	46,548	46,548
	Outplacement	—	25,000	25,000
	Tax gross-up	—	759,794	413,936

	Total	1,482,525	4,338,867	2,980,509

The following is a description of the assumptions that were used in creating the above table.

•

Vesting Acceleration Calculation — The value of the vesting acceleration was calculated by multiplying the number of unvested in-the-money stock options as of June 30, 2012 by the spread between the closing price of our stock as of June 30, 2012, which was $23.77 per share, and the exercise price of such unvested option.

•

Tax Gross-Up — The calculation of the tax gross up was calculated in accordance with Section 280G of the Internal Revenue Code, based upon an excise tax rate of 20%, a 35% federal income tax rate, a 1.45% Medicare tax rate and a 5% state income tax rate.

Director Compensation

The following table shows the total compensation paid or accrued during the fiscal year ended June 30, 2012 to each of our non-employee directors who served during fiscal 2012. Directors who are employed by Myriad are not compensated for their service on our Board of Directors.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)	Total ($)
Lawrence C. Best	77,000	236,241	313,241
Heiner Dreismann, Ph.D.	80,000	236,241	316,241
Walter Gilbert, Ph.D.	67,500	236,241	303,741
John T. Henderson, M.D.	180,000	236,241	416,241
Dennis H. Langer, Ph.D., J.D.	89,000	236,241	325,241
S. Louise Phanstiel	94,500	236,241	330,741

(1)

Amounts shown reflect the aggregate grant date fair value of option awards granted to each non-employee director who served during fiscal 2012 calculated in accordance with FASB ASC Topic 718. Information regarding the assumptions used in the valuation of option awards can be found in the footnote to our financial statements entitled “Share-Based Compensation” in our Annual Report on Form 10-K for the fiscal year ended June 30, 2012, filed with the SEC. Our non-employee directors will not realize the value of these awards in cash unless and until these awards are exercised and the underlying shares are subsequently sold. See also our discussion of stock-based compensation under “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies” in our Annual Report on Form 10-K.

The following table shows outstanding and vested options for each non-employee director as of June 30, 2012.

Name	Options Outstanding	Vested Options
Lawrence C. Best	90,000	60,000
Heiner Dreismann, Ph.D.	60,000	30,000
Walter Gilbert, Ph.D.	180,000	150,000
John T. Henderson, M.D.	250,000	220,000
Dennis H. Langer, Ph.D., J.D.	160,000	130,000
S. Louise Phanstiel	90,000	60,000

The following table shows the grant date fair value for each option granted to each non-employee director in our fiscal year ended June 30, 2012.

Name	Options Granted (#)	Grant Date	Grant Date Fair Value ($)
Lawrence C. Best	30,000	12/2/2011	236,241
Heiner Dreismann, Ph.D.	30,000	12/2/2011	236,241
Walter Gilbert, Ph.D.	30,000	12/2/2011	236,241
John T. Henderson, M.D.	30,000	12/2/2011	236,241
Dennis H. Langer, Ph.D., J.D.	30,000	12/2/2011	236,241
S. Louise Phanstiel	30,000	12/2/2011	236,241

Director Compensation Policy

Our non-employee directors are compensated on a role-based model and are paid cash fees based on the annual retainers (25% paid following each quarter of service). The following is a description of the standard compensation arrangements under which our non-employee directors are compensated for their service as directors, including as members of the various Board committees:

Annual retainer	Fiscal 2012
All members	$60,000
Chairman of the Board	$100,000 additional
Chair of the Audit Committee	$25,000 additional
Chairman of the Compensation Committee	$15,000 additional
Chairman of the Nominating and Governance Committee	$15,000 additional
Members of the Audit Committee	$12,000 additional
Members of the Compensation Committee	$7,500 additional
Members of the Nominating and Governance Committee	$7,500 additional
Members of the Strategic Committee	$5,000 additional retainer

Attendance

•

Board Meetings: In addition to the annual retainer amounts, we pay each non-employee director a per-meeting cash fee of $2,000 for attendance at Board meetings in excess of five in-person meetings and four telephonic meetings per fiscal year.

•

Committee Meetings other than Strategic Committee: We also pay each non-employee director a per-meeting cash fee of $2,000 for attendance at committee meetings in excess of four meetings (per each committee), whether in person or telephonic, per fiscal year.

•	Strategic Committee: No per meeting fee will be paid for meetings of the Strategic Committee.

All directors are also reimbursed for their out-of pocket expenses incurred in attending meetings.

Stock Option, Restricted and Unrestricted Stock Grants and Other Stock-Based Awards

Under our 2010 Plan, our non-employee directors may be awarded stock options, restricted and unrestricted stock grants and/or other stock-based awards. As recommended and determined by our Compensation Committee, and approved by our Board of Directors, on each date of our annual meeting of stockholders, the Company shall grant to each non-employee director, other than new non-employee directors appointed within six months of the annual meeting, a non-qualified option to purchase 30,000 shares of common stock of the Company, at an exercise price equal to the closing price of our common stock on the date of grant.

In addition, it is our policy to grant a non-qualified option to purchase 30,000 shares of common stock, at an exercise price equal to the closing price of our common stock on the date of grant, to each new non-employee director upon initial appointment to the Board.

Options granted to our non-employee directors vest in full upon completion of one full year of service on the Board (generally on the earlier of the first anniversary of the date of grant or the date of the next annual meeting of stockholders). Options granted to our non-employee directors are exercisable after the termination of the director’s service on the Board to the extent exercisable on the date of such termination for the remainder of the life of the option. All options granted to our non-employee directors will become fully exercisable upon a change of control of Myriad or upon their death as provided for under our stock option plan.

Options granted during fiscal 2012 to any named executive officers serving on the Board are reported in the 2012 Fiscal Year Grants of Plan-Based Awards table.

Risks Related to Compensation Policies and Practices

During the fiscal year ended June 30, 2012, the Compensation Committee conducted a risk assessment of our compensation policies and practices for our employees and concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the company. For this purpose, we considered the compensation structure of the company for its employees including executive officers, which is based on an annual salary, annual bonus (for bonus-eligible employees), sales commissions and bonuses (for sales staff and managers), and stock option grants. We do not believe we offer any short-term incentives that might result in high-risk actions or conduct by our employees. For example, incentive compensation for executive officers in the form of an annual cash bonus is based on a pre-determined formula and management objectives approved by the Compensation Committee and is subject to a cap. There is no unique operational division or group of employees who are specially compensated, or who, as a group, are responsible for a material portion of our revenues or profits. We do not believe that the awarding of stock options as long-term incentive compensation creates any undue compensation risks to the company. Additionally, we believe that we have appropriate internal controls which support the accurate and timely recognition of company revenues. Accordingly, we believe that we have a balanced pay and performance program that does not promote undue or excessive risk taking.

Tax Deductibility of Compensation

Section 162(m) of the Internal Revenue Code limits the deduction a public company is permitted for compensation paid to the chief executive officer and to the three most highly compensated executive officers other than the chief financial officer. Generally, amounts paid in excess of $1,000,000 to a covered executive cannot be deducted, unless the compensation is paid pursuant to a plan which is performance related, non-discretionary and has been approved by stockholders. In its deliberations the Compensation Committee considers ways to maximize deductibility of executive compensation, but nonetheless retains the discretion to compensate executive officers at levels the Compensation Committee considers commensurate with their responsibilities and achievements. For fiscal 2012, we had not adopted a policy that all executive compensation be fully deductible; however, we believe that all of our option grants satisfied the requirements of the Section 162(m) exception. For fiscal 2013, we have adopted, subject to stockholder approval, the 2013 Executive Incentive Plan under which it is intended that incentive compensation paid to designated executive officers would be deductible for purposes of Section 162(m). The 2013 Executive Incentive Plan is being submitted for stockholder approval at this 2012 Annual Meeting of Stockholders. In order to retain flexibility to incentivize and reward our executives, we may award compensation to executives that is not deductible for purposes of Section 162(m).

Equity Compensation Plan Information

The following table provides certain aggregate information with respect to all of the Company’s equity compensation plans in effect as of June 30, 2012.

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants, and rights	(b) Weighted- average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (1)	15,233,893	$19.32	3,452,515	(2)
Equity compensation plans not approved by security holders	—	—	—
Total	15,233,893	$19.32	3,452,515

(1)	These plans consist of our 2002 Amended and Restated Stock Option Plan (the “2002 Plan”), our 2003 Employee, Director and Consultant Stock Option Plan, as amended (the “2003 Plan”), our 2010 Employee, Director and Consultant Equity Plan, as amended (the “2010 Plan”), and our Employee Stock Purchase Plan, as amended.
(2)	Column (c) includes 93,060 shares available for future issuance under our Employee Stock Purchase Plan and 3,359,455 shares available for future issuance under the 2010 Plan. No shares are available for issuance under the 2002 Plan or the 2003 Plan.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of our Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K, which appears elsewhere in this proxy statement, with our management. Based on this review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in our proxy statement.

MEMBERS OF THE COMPENSATION COMMITTEE:

Heiner Dreismann, Ph.D., Chair

Walter Gilbert, Ph.D.

John T. Henderson, M.D.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of The NASDAQ Stock Market LLC, has furnished the following report:

The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in the Audit Committee Charter adopted by the Board, which is available on the Investor Relations — Corporate Governance section of our website at www.myriad.com. This committee reviews and reassesses the Audit Committee Charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of our independent registered public accounting firm.

In fulfilling its responsibilities for the financial statements for the fiscal year ended June 30, 2012, the Audit Committee took the following actions:

•	reviewed and discussed the audited financial statements for the fiscal year ended June 30, 2012 with management and Ernst & Young LLP, our independent registered public accounting firm;

•

discussed with Ernst & Young LLP the matters required to be discussed in accordance with Statement on Auditing Standards No. 61, as amended (Codification of Statement on Auditing Standards, AU380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

•

received written disclosures and the letter from Ernst & Young LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP’s communications with the Audit Committee and the Audit Committee further discussed with Ernst and Young LLP their independence; and

•	considered the status of pending litigation, if any, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and Ernst & Young LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2012 for filing with the SEC.

MEMBERS OF THE AUDIT COMMITTEE

S. Louise Phanstiel, Chair

Lawrence C. Best

Dennis H. Langer, M.D., J.D.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Our records reflect that all reports which were required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, were filed on a timely basis.

An Annual Statement of Beneficial Ownership on Form 5 is not required to be filed if there are no previously unreported transactions or holdings to report. Nevertheless, we are required to disclose the names of directors, officers and 10% stockholders who did not file a Form 5 unless we have obtained a written statement that no filing is required or if we otherwise know that no Form 5 is required. We received either a written statement from our directors, officers and 10% stockholders or know from other means that no Forms 5 filings were required.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

We were not a party to any transactions with related persons since July 1, 2011 that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Policy on Approval of Related Person Transactions

We have adopted a Policy on Related Person Transactions (the “Policy”) under which the Audit Committee reviews, approves or ratifies all related person transactions. Under our Policy, a related person transaction is one in which Myriad is a participant, and the amount involved exceeds $120,000, and in which any of the following persons has or will have a direct or indirect material interest:

•	executive officers of the Company;

•	members of the Board;

•	beneficial holders of more than 5% of Myriad’s securities;

•	immediate family members, as defined by Item 404 of Regulation S-K promulgated under the Securities Act, of any of the foregoing persons; and

•	any other persons whom the Board determines may be considered to be related persons as defined by Item 404 of Regulation S-K promulgated under the Securities Act.

Under the Policy, the Audit Committee will approve only those related person transactions that are determined to be in, or not inconsistent with, the best interests of Myriad and its stockholders, taking into account all available facts and circumstances as the Audit Committee determines in good faith to be necessary. These facts and circumstances will typically include, but not be limited to, the benefits of the transaction to Myriad; the impact on a Director’s independence in the event the related person is a Director, an immediate family member of a Director or an entity in which a Director is a partner, stockholder or executive officer; the availability of other sources for comparable products or services; the terms of the transaction; and the terms of comparable transactions that would be available to unrelated third parties or to employees generally. No member of the Audit Committee shall participate in any review, consideration or approval of any related person transaction with respect to which the member or any of his or her immediate family members is the related person.

In reviewing and approving such transactions, the Audit Committee will obtain, or will direct management to obtain on its behalf, all information that the Audit Committee believes to be relevant and important to a review of the transaction prior to its approval. Following receipt of the necessary information, a discussion will be held of the relevant factors if deemed to be necessary by the Audit Committee prior to approval. If a discussion is not deemed to be necessary, approval may be given by written consent of the Audit Committee. This approval authority may also be delegated to the Chairperson of the Audit Committee in some circumstances. It is contemplated that no related person transaction will be entered into prior to the completion of these procedures; however, where permitted, a related person transaction may be ratified upon completion of these procedures.

The Audit Committee may adopt any further policies and procedures relating to the approval of related person transactions that it deems necessary or advisable from time to time. A copy of our Policy on Related Person Transactions is publicly available on the Investors Relations — Corporate Governance section of our website at www.myriad.com.

PROPOSAL 1:

ELECTION OF DIRECTORS

The Board of Directors currently consists of seven members, classified into three classes as follows: John T. Henderson, M.D. and S. Louise Phanstiel constitute a class with a term ending at the 2012 Annual Meeting (the “Class I directors”); Peter D. Meldrum and Heiner Dreismann, Ph.D. constitute a class with a term ending at the 2013 Annual Meeting (the “Class II directors”); and Walter Gilbert, Ph.D., Dennis H. Langer, M.D., J.D. and Lawrence C. Best constitute a class with a term ending at the 2014 Annual Meeting (the “Class III directors”). At each annual meeting of stockholders, directors are elected for a term of three years to succeed those directors whose terms are expiring.

On September 13, 2012, the Board of Directors accepted the recommendation of the Nominating and Governance Committee and voted to nominate John T. Henderson, M.D. and S. Louise Phanstiel for election at the Annual Meeting for a term of three years to serve until the 2015 Annual Meeting of Stockholders, and until their successors have been elected and qualified, or until their earlier death, resignation, retirement or removal. Unless authority to vote for any of these nominees is withheld, the shares represented by a valid proxy will be voted FOR the election as directors of Dr. Henderson and Ms. Phanstiel. In the event that any nominee should become unable or unwilling to serve, the shares represented by a valid proxy will be voted for the election of such other person as the Board of Directors may recommend in his/her place, unless the Board chooses to reduce the number of directors serving on the Board. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

An affirmative vote of the plurality of the shares voted affirmatively or negatively at the Annual Meeting is required to elect each nominee as a director.

We have adopted a policy on plurality votes for the election of directors. Under this policy, in non-contested elections, if a director receives a greater number of WITHHOLD votes than FOR votes, the Board will decide, through a process managed by the Nominating and Governance Committee and excluding the nominee in question, whether it should request that the director submit his or her resignation, maintain the director but address what the Nominating and Governance Committee believes is the underlying cause of the WITHHOLD votes, or resolve not to re-nominate the director in the future for election. A copy of this policy is publicly available on the Investor Relations — Corporate Governance section of our website at www.myriad.com.

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF DR. JOHN T. HENDERSON AND S. LOUISE PHANSTIEL AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 2:

APROVAL OF AMENDMENTS TO OUR

2010 EMPLOYEE, DIRECTOR AND CONSULTANT EQUITY INCENTIVE PLAN

General

On September 13, 2012, the Board of Directors approved an amendment to our 2010 Employee, Director and Consultant Equity Incentive Plan, as amended (the “2010 Plan”), effective upon approval by our stockholders at the Annual Meeting, to set the number of shares authorized for issuance of awards under the 2010 Plan to an aggregate of 4,500,000 shares of common stock commencing on December 5, 2012. The 2010 Plan will continue to allow additional shares to be issued under the 2010 Plan if options outstanding under our 2002 Plan or 2003 Plan are cancelled or expire in the future without the issuance of shares of common stock up to a maximum aggregate of 10,114,063 additional shares, the number of options outstanding under the 2002 Plan and 2003 Plan as of September 13, 2012. No shares may be issued under our 2002 Plan or 2003 Plan. This amendment to set the number of shares available for grant under the 2010 Plan is being submitted to you for approval at the Annual Meeting in order to ensure (i) favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) continued eligibility to receive a federal income tax deduction for certain compensation paid under the 2010 Plan by complying with Rule 162(m) of the Code. Approval by our stockholders of this amendment to the 2010 Plan is also required by the listing rules of The NASDAQ Stock Market LLC.

The Board Directors also approved an amendment to the provisions set forth in each of Section 6(a)(iii), Section 6(b)(iii)A, and Section 1 – Stock Appreciation Right of the 2010 Plan to reduce from 10 years to eight years the term of each non-qualified stock option, incentive stock option granted to participants owning 10% or less of the total combined voting power of all classes of the Company’s common stock, and stock appreciation right granted on or after December 5, 2012 provided that this Proposal 2 is approved at the Annual Meeting.

Our Board, the Compensation Committee and management all believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. The 2010 Plan maintains and enhances the key policies and practices adopted by our management and Board of Directors to align employee and stockholder interests. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe that the 4,500,000 shares available for issuance under our 2010 Plan are essential to permit our management to continue to provide long-term, equity-based incentives to present and future key employees, consultants and directors. Accordingly, our Board of Directors believes approval of the amendment to our 2010 Plan is in our best interests and those of its stockholders and recommends a vote “FOR” the approval of the amendment to the 2010 Plan.

A complete copy of the 2010 Plan is attached hereto as Appendix A. The following summary description of the 2010 Plan is qualified in its entirety by reference to Appendix A.

Material Features of the 2010 Plan.

Eligibility. The 2010 Plan allows us, under the direction of our Compensation Committee, to make grants of stock options, restricted and unrestricted stock awards and other stock-based awards to employees, consultants and directors who, in the opinion of the Compensation Committee, are in a position to make a significant contribution to our long-term success. The purpose of these awards is to attract and retain key individuals, further align employee and stockholder interests, and to closely link compensation with Company performance. The 2010 Plan provides an essential component of the total compensation package, reflecting the importance that we place on aligning the interests of key individuals with those of our stockholders. All employees, members of the Board of Directors and consultants of the Company and its affiliates are eligible to participate in the 2010 Plan. As of September 13, 2012 we had 1,164 individuals eligible to participate.

Limitations on Grants. If this Proposal 2 is approved by our stockholders, the 2010 Plan will provide for the issuance of up 4,500,000 shares of our common stock. Up to 10,114,063 additional shares under the 2010 Plan may be issued if options outstanding under our 2002 Plan or 2003 Plan are cancelled or expire in the future without the issuance of shares of common stock. No shares may be issued under our 2002 Plan or 2003 Plan. In addition, each share of common stock issued under awards, other than options or stock appreciation rights, counts against the number of total shares available for issuance under the 2010 Plan as 2 shares, and each share of common stock issued as options or stock appreciation rights counts against the total shares available for issuance under the 2010 Plan as one share. In addition, shares of common stock reserved for awards under the 2010 Plan that lapse or are canceled will be added back to the share reserve available for future awards at the same rate as they were deducted from the authorized shares. However, shares of common stock tendered in payment for an award or shares of common stock withheld for taxes will not be available again for grant and any stock appreciation right to be settled in shares of common stock shall be counted in full against the number of shares available for issuance under the 2010 Plan regardless of the number of exercise gain shares issued upon the settlement of the stock appreciation right. The 2010 Plan provides that no participant may receive awards for more than 1,000,000 shares of common stock in any fiscal year.

Stock Options. Stock options granted under the 2010 Plan may either be incentive stock options, which are intended to satisfy the requirements of Section 422 of the Code, or non-qualified stock options, which are not intended to meet those requirements. Incentive stock options may be granted to employees of the Company and its affiliates. Non-qualified options may be granted to employees, directors and consultants of the Company and its affiliates. The exercise price of a stock option may not be less than 100% of the fair market value of our common stock on the date of grant. If an incentive stock option is granted to an individual who owns more than 10% of the combined voting power of all classes of our capital stock, the exercise price may not be less than 110% of the fair market value of our common stock on the date of grant and the term of the option may not be longer than five years.

The term of each option is fixed by our Board of Directors or an authorized committee and historically has not exceeded 10 years from the date of grant. If this Proposal 2 is approved the 2010 Plan would be amended to limit the term of future options to eight years. Our Board of Directors or an authorized committee establishes the vesting schedule of each option at the time of grant. Options granted to employees vest in equal annual installments over four years. Options may be made exercisable in installments and the exercisability of options may be accelerated by our Board of Directors or an authorized committee. Options granted under the 2010 Plan are generally exercisable after the termination of the participant’s employment with the Company (other than by reason of death, disability or termination for cause as defined in the 2010 Plan) to the extent exercisable on the date of such termination, at any time prior to the earlier of the option’s specified expiration date or three months after such termination for incentive stock options and for non-qualified options, until the option’s specified expiration date. Generally, in the event of the participant’s death, all incentive stock options and non-qualified stock options will immediately vest and may be exercised by the participant’s survivors at any time until the option’s specified expiration date. In the event of the participant’s termination due to disability, incentive stock options and non-qualified stock options generally may be exercised, to the extent exercisable on the date of termination due to disability (plus a pro rata portion of the option if the option vests periodically), by the participant at any time prior to the earlier of the option’s specified expiration date or one year from the date of the participant’s termination due to disability for incentive stock options and for non-qualified stock options until the option’s specified expiration date. In the event of the participant’s termination for cause, all outstanding and unexercised options will be forfeited.

Restricted Stock. Restricted stock is common stock that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a “restricted period” during which the grantee must satisfy certain vesting conditions. If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock is forfeited.

During the restricted period, the holder of restricted stock has the rights and privileges of a regular stockholder, except that the restrictions set forth in the applicable award agreement apply. For example, the holder of restricted stock may vote and receive dividends on the restricted shares; but he or she may not sell the shares until the restrictions are lifted.

Other Stock-Based Awards. The 2010 Plan also authorizes the grant of other types of stock-based compensation including, but not limited to stock appreciation rights, phantom stock awards, and stock units. Our Board of Directors or an authorized committee may award such stock-based awards subject to such conditions and restrictions as it may determine. These conditions and restrictions may include continued employment with us through a specified restricted period.

Plan Administration. In accordance with the terms of the 2010 Plan, our Board of Directors has authorized our Compensation Committee to administer the 2010 Plan. The Compensation Committee may delegate part of its authority and powers under the 2010 Plan to one or more of our directors and/or officers, but only the Compensation Committee can make awards to participants who are directors or executive officers of the Company. In accordance with the provisions of the 2010 Plan, our Compensation Committee determines the terms of awards, including:

•	which employees, directors and consultants will be granted awards;

•	the number of shares subject to each award;

•	the vesting provisions of each award;

•	the termination or cancellation provisions applicable to awards; and

•	all other terms and conditions upon which each award may be granted in accordance with the 2010 Plan.

In addition, our Compensation Committee may, in its discretion, amend any term or condition of an outstanding award, including, without limitation, accelerate the vesting schedule or extend the expiration date, provided (i) such term or condition as amended is permitted by the 2010 Plan, and (ii) any such amendment shall be made only with the consent of the participant to whom such award was made, if the amendment is adverse to the participant, and provided further that without the prior approval of our stockholders, options and stock appreciation rights will not be repriced, replaced, or regranted through cancellation, or by lowering the exercise price of a previously granted award or repurchased for cash when the fair market value of our common stock is less than the exercise price.

Stock Dividends and Stock Splits. If our common stock shall be subdivided or combined into a greater or smaller number of shares or if we issue any shares of common stock as a stock dividend, the number of shares of our common stock deliverable upon exercise of an option issued or upon issuance of an award shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made, including in the exercise or the purchase price per share, to reflect such subdivision, combination or stock dividend.

Corporate Transactions. Upon a merger or other reorganization event, our Board of Directors or an authorized committee, may, in its sole discretion, take any one or more of the following actions pursuant to the 2010 Plan, as to some or all outstanding awards:

•	provide that all outstanding options shall be assumed or substituted by the successor corporation;

•

upon written notice to a participant provide that the participant’s unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the participant (either (A) to the extent then exercisable or, (B) at the discretion of the Board of Directors or an authorized committee, including upon a change of control, such options being made fully exercisable);

•

in the event of a merger pursuant to which holders of our common stock will receive a cash payment for each share surrendered in the merger, make or provide for a cash payment to the participants equal to the difference between the merger price times the number of shares of our common stock subject to such outstanding options (either (A) to the extent then exercisable or, (B) at the discretion of the Board of Directors or an authorized committee such options being made fully exercisable), and the aggregate exercise price of all such outstanding options, in exchange for the termination of such options;

•

provide that all outstanding awards shall be assumed or substituted by the successor corporation, become realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon the merger or reorganization event; and

•

with respect to stock grants and in lieu of any of the foregoing, the Board of Directors or an authorized committee may provide that, upon consummation of the transaction, each outstanding stock grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such transaction to a holder of the number of shares of common stock comprising such award (to the extent such stock grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the Board of Directors or an authorized committee, all forfeiture and repurchase rights being waived upon such transaction).

Amendments and Termination. The 2010 Plan may be amended by our stockholders. It may also be amended by our Board of Directors, provided that any amendment approved by our Board of Directors which is of a scope that requires stockholder approval as required by the rules of The NASDAQ Stock Market LLC, in order to ensure favorable federal income tax treatment for any incentive stock options under Code Section 422, or for any other reason is subject to obtaining such stockholder approval. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent.

Duration of 2010 Stock Plan. The 2010 Plan will expire by its terms on September 15, 2020.

New Plan Benefits

Other than grants to our non-employee directors as described above under Executive Compensation, Director Compensation, Stock Option, Restricted and Unrestricted Stock Grants and Other Stock-Based Awards, the amounts of future awards under the 2010 Plan are not determinable and will be granted at the sole discretion of the Board of Directors or authorized committee, and we cannot determine at this time either the persons who will receive awards under the 2010 Plan or the amount or types of any such awards.

Existing Plan Benefits

The following is a list of options received as of September 13, 2012 by our executive, directors, and employees since the initial approval of the 2010 Plan:

Name and Position, or Group	Number of Shares Underlying Options*
Named Executive Officers:
Peter D. Meldrum, President and Chief Executive Officer	1,280,000
Mark C. Capone, President, Myriad Genetic Laboratories, Inc.	685,000
James S. Evans, Chief Financial Officer and Treasurer	475,000
Jerry S. Lanchbury, Ph.D., Chief Scientific Officer	400,000
Richard M . Marsh, Executive Vice President, General Counsel, and Secretary	450,000

All current executive officers as a group	4,285,000

All current directors who are not executive officers as a group	180,000

Name and Position, or Group	Number of Shares Underlying Options*
Nominees for Director:
John T. Henderson, M .D.	30,000
S. Louise Phanstiel	30,000

Each associate of directors, executive officers, or nominees	—

All employees, including all current officers who are not executive officers, as a group	2,963,003

*	Each named executive officer received greater than 5% of total options granted to date under the 2010 Plan.

On September 13, 2012, the closing price per share of our common stock was $27.08 as reported on The NASDAQ Global Select Market.

Federal Income Tax Considerations

The material Federal income tax consequences of the issuance and exercise of stock options and other awards under the 2010 Plan, based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the 2010 Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation.

Incentive Stock Options:	Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the “ISO holding period”). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in “alternative minimum taxable income” of the optionee. Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than the fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.

Non-Qualified Options:	Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options.

A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income.

An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

Stock Grants:	With respect to stock grants under the 2010 Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Stock Units:	The grantee recognizes no income until the issuance of the shares. At that time, the grantee must generally recognize ordinary income equal to the fair market value of the shares received. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

The affirmative vote of a majority of the shares voted affirmatively or negatively for the proposal at the Annual Meeting is required to approve the amendments to the 2010 Plan.

THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE AMENDMENTS TO THE 2010 EMPLOYEE, DIRECTOR AND CONSULTANT EQUITY INCENTIVE PLAN. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE AMENDMENTS TO THE 2010 PLAN UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 3:

APPROVAL OF THE 2012 EMPLOYEE STOCK PURCHASE PLAN

General

On September 13, 2012, the Board of Directors approved the 2012 Employee Stock Purchase Plan (the “Purchase Plan”), subject to the approval of the Company’s stockholders at the Annual Meeting. The Purchase Plan provides eligible employees with the opportunity to purchase up to 2,000,000 shares of our common stock, at a discount, on a tax-favored basis through payroll deductions in compliance with Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). The Purchase Plan replaces our current Employee Stock Purchase Plan which will terminate upon approval of the Purchase Plan at the Annual Meeting.

The Board of Directors believes the Purchase Plan is in the best interests of the Company and its stockholders as it will provide an incentive for all full-time and certain part-time employees to purchase shares of our common stock periodically at a discount through their accumulated payroll deductions during semi-annual offering periods. If adopted the Purchase Plan shall allow participants to purchase shares thereunder commencing on January 2, 2013. As of September 13, 2012 approximately 1,158 individuals are eligible to participate in the Purchase Plan.

Description

A complete copy of the Purchase Plan is attached hereto as Appendix B. The following summary description of the Purchase Plan is qualified in its entirety by reference to Appendix B.

Administration

The Compensation Committee shall supervise and administer the Purchase Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Purchase Plan and not inconsistent with the Purchase Plan, to construe and interpret the Purchase Plan, and to make all other determinations necessary or advisable for the administration of the Purchase Plan.

Securities subject to the Purchase Plan

Assuming the Purchase Plan is approved by our stockholders at the Annual Meeting, 2,000,000 shares of our common stock will be available for issuance under the Purchase Plan. Subject to any required action by the stockholders of the Company, the number of shares of our common stock covered by unexercised options under the Purchase Plan and the number of shares of common stock which have been authorized for issuance under the Purchase Plan but are not yet subject to options, as well as the price per share of common stock covered by each unexercised option under the Plan, shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the common stock.

Eligibility

All employees that work 20 hours or more per week will be eligible to participate in the Purchase Plan. However, employees who, after exercising their rights to purchase shares under the Purchase Plan would own shares representing 5% or more of the voting power of the Company’s common stock, are ineligible to participate and no participant may purchase more than $25,000 of our common stock in any one calendar year, based on the undiscounted fair market value of our common stock on the first day of each offering period. In addition, no participant may purchase more than the number of shares of common stock in any one offering period as calculated as $50,000 divided by the fair market value of our common stock on the first day of each offering period.

Offering Price

The price per share of the common stock acquired in connection with any offering period shall be the lesser of 85% of the fair market value of a share of common stock on the exercise date or offering date.

Offering Periods and Purchase Rights

Eligible employees may enroll in semi-annual offering periods during the open enrollment period prior to the start of that offering period. All offering periods will commence on June 1 and December 1 or the first business day thereafter and shall end on the last business day of the sixth month thereafter, unless the Board of Directors changes the dates of an offering period. The first offering period will commence on January 2, 2013 and end on May 31, 2013 to allow for proper registration of the offer and issuance of shares of our common stock under the Purchase Plan. At the commencement of each offering period, each eligible employee who elects to participate shall be granted an option to purchase a number of shares of our common stock which number of shares shall be calculated as of the end of the offering period. On the exercise date all options will be automatically exercised for the purchase of a number of shares of the Company’s common stock determined by dividing such employee’s contributions accumulated prior to such exercise date by the lesser of (i) 85% of the fair market value of our common stock on the offering date, or (ii) 85% of the fair market value of our common stock on the exercise date. The fair market value of the common stock on a given date shall be the closing or last sale price of the common stock for such date.

Payroll Deductions and Stock Purchases

Each participant shall elect to have payroll deductions made on each payroll date during an offering period in an amount not less than 1% nor more than 10% of such participant’s compensation on each such payroll period, not to exceed $21,250 per year . A participant may not make any additional payments under the Purchase Plan. A participant may discontinue his or her participation in the Purchase Plan at any time and on one occasion only during the offering period, may decrease, but may not increase, the rate of his or her contributions.

Termination of Participation and Withdrawal

A participant may withdraw all but not less than all contributions made under the Purchase Plan at any time prior to the exercise date of an offering period and upon such withdrawal all of the participant’s contributions will be paid to him or her and the option will be automatically terminated.

Upon termination of the participant’s employment prior to an exercise date for any reason, including retirement or death, the participant’s contributions will be returned to him or her and the option will be automatically terminated.

Stockholder Rights

Neither the granting of an option nor a deduction from payroll shall constitute a participant as the owner of shares covered by an option. No participant shall have any right as a stockholder unless and until an option has been exercised, and the shares underlying the option have been registered in the Company’s share register.

Transferability

Neither contributions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Purchase Plan may be assigned, transferred, pledged or otherwise disposed of in any way, other than by will or the laws of descent and distribution.

Amendment and Termination

The Board of Directors may at any time terminate or amend the Purchase Plan provided that no such termination may affect options previously granted, nor may an amendment make any change in any option outstanding that would adversely affects the rights of any participant provided that an offering period may be terminated by the Board of Directors or the Board of Directors may set a new exercise date with respect to an offering period then in progress if the Board of Directors determines that termination of the offering period is in the best interests of the Company and the stockholders or if continuation of the offering period would cause the Company to incur adverse accounting charges in the generally-accepted accounting rules applicable to the Purchase Plan. No amendment will be made without stockholder approval if stockholder approval is required under Section 423 of the Code, any national securities exchange or system on which the common stock is then listed or reported, or under any other applicable laws, rules, or regulations. Without further action of the Board of Directors the Purchase Plan shall terminate on September 13, 2022 or earlier if all shares of common stock that are authorized under the Purchase Plan have been issued.

Federal Tax Consequences

It is the intention of the Company to have the Purchase Plan and the rights of participant employees to make purchases there under qualify as an “employee stock purchase plan” under the provisions of Section 421 and Section 423 of the Code. Therefore, the provisions of the Purchase Plan are to be construed to govern participation in a manner consistent with these requirements. Under these provisions, no income will be taxable to a participant until the shares of common stock purchased under the Purchase Plan are sold or otherwise disposed of.

Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the relevant offering period (and more than one year from the date the shares are purchased), then the participant generally will recognize ordinary income measured as the lesser of:

(i) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or

(ii) an amount equal to 15% of the fair market value of the shares as of the first day of the applicable offering period.

Any additional gain should be treated as long-term capital gain.

If the shares are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize ordinary income at the time of such disposition generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period.

The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent ordinary income is recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period(s) described above. In all other cases, no deduction is allowed to the Company.

The foregoing tax discussion is a general description of certain expected federal income tax results under current law. No attempt has been made to address any state, local, foreign or estate and gift tax consequences that may arise in connection with participation in the Purchase Plan.

New Plan Benefits

Because the benefits under the Purchase Plan will depend on employees’ elections to participate and the fair market value of shares of our common stock at various future dates, it is not possible to determine the benefits that will be received by executive officers and other employees if the Purchase Plan is approved by our stockholders. Non-employee directors are not eligible to participate in the Purchase Plan.

On September 13, 2012 the closing price per share of our common stock was $27.08 as reported on the NASDAQ Global Select Market.

Vote Required

The affirmative vote of a majority of the shares voted affirmatively or negatively for the proposal at the Annual Meeting is required to approve the Purchase Plan.

THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE 2012 EMPLOYEE STOCK PURCHASE PLAN. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE 2012 EMPLOYEE STOCK PURCHASE PLAN UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 4:

APPROVAL OF THE 2013 EXECUTIVE INCENTIVE PLAN

On September 12, 2012 the Compensation Committee of our Board of Directors adopted the 2013 Executive Incentive Plan (the “Incentive Plan”), subject to approval by our stockholders at the Annual Meeting. If such approval is not obtained by our stockholders, the Incentive Plan will be terminated. Following is a summary of key features of the Incentive Plan.

A complete copy of the Incentive Plan is attached hereto as Appendix C. The following summary description of the Incentive Plan is qualified in its entirety by reference to Appendix C.

Purpose

The Incentive Plan provides for incentive compensation to our key officers and employees, who, from time to time may be selected for participation. The Incentive Plan is intended to provide incentives and rewards for the contributions of such employees toward the successful achievement of our financial and business goals established for the applicable performance period. Our policy is to have a significant portion of a participant’s total compensation tied to our performance. Payments pursuant to the Incentive Plan are intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code (“Section 162(m)”). Under Section 162(m), we may not receive a federal income tax deduction for compensation paid to certain executive officers to the extent that compensation exceeds $1 million per year. However, if compensation is deemed to be performance based under Section 162(m), we may still receive a federal income tax deduction even if the compensation exceeds the $1 million threshold. The Incentive Plan is intended to allow us to pay incentive, performance-based compensation that is fully deductible on our federal income tax return.

Participation

The Incentive Plan will be administered by the Compensation Committee of the Board of Directors (“the Committee”), who designates the eligible participants, the beginning and ending dates of the performance period (generally our fiscal year), the target award amounts and the performance objectives to be achieved during a performance period. Executive officers and other key employees who otherwise make comparable contributions are eligible to participate. However, a participant for a given performance period is not guaranteed of participation in subsequent periods. For our 2013 fiscal year, the Committee has determined that the only participant will be Peter D. Meldrum, our President and Chief Executive Officer.

Performance Objectives

During the first 90 days of each performance period and at a time when the achievement of such performance objective is substantially unknown, the Committee will establish one or more performance objectives from the list set forth below:

•	Net income;

•	Earnings per share;

•	Total revenue;

•	Return on equity, including return on invested capital;

•	Return on assets;

•	Return on investments;

•	Increase in sales, including sales growth;

•	Stock performance;

•	Earnings before interest, taxes, depreciations and amortization;

•	Gross or operating margin;

•	New product introductions; and

•	Completion of acquisitions.

Where applicable, performance objectives will be calculated from our audited financial statements but may be modified to take into consideration changes in accounting principles; extraordinary, unusual or infrequent events; significant dispositions; gains or losses from certain claims, litigation and insurance recoveries; the impact of impairment on intangible assets; restructuring, investments or acquisitions; and certain corporate capitalization events.

Awards

Target awards are established by the Committee during the first 90 days of the performance period, expressed as a percentage of the participant’s eligible salary with payments ranging from 0 to 130% of the target award. Award payments are made as soon as practicable after completion of the performance period based on the receipt by the Committee of our audited financial statements for a performance period and the certification by the Committee that the participants achieved the performance objectives. Awards may be paid in cash, shares of our common stock, restricted stock, stock units, or restricted stock units of our common stock issued pursuant to a stockholder approved equity plan. The Committee may reduce performance awards at its discretion, but it may not increase awards for the performance period. No participant may receive an award payment greater than $5 million for any performance period and if shares are issued such dollar limit shall be calculated based upon the closing price of our common stock on the date of valuation.

Participants whose employment is terminated for any reason other than death or disability will receive no payment for that performance period. Participants who die or become disabled during a performance period will receive a prorated payment. All or part of a target award may be paid upon a change in control provided that the participant remains employed through the date of the change in control, as defined in the Incentive Plan.

Amendment and Termination

The Committee has authority to make rules and adopt administrative procedures not specifically addressed in the Incentive Plan, provided the new procedures are consistent with the purposes of the Incentive Plan. The Committee or the Board may also suspend, discontinue, or terminate the Incentive Plan at any time.

New Plan Benefits

Because awards under the Incentive Plan are determined based on actual performance it is not possible to determine the amounts, if any, that may be paid to participants under the Incentive Plan for fiscal 2013 or other future periods. For fiscal 2013, our President and CEO is the only executive officer who has been designated to participate in the Incentive Plan. If the Incentive Plan is approved by our stockholders, our President and CEO’s annual cash bonus for fiscal 2013 will be awarded under the Incentive Plan and will be based on the following formula:

Base Salary × Target Incentive Bonus Percentage of 100% × Total Performance Factor.

The Total Performance Factor is based on company revenues, net income and earnings per share and is calculated as follows:

(the Revenue Performance Factor × .5) + (the Net Income Performance Factor × 0.25) + (the Earnings Per Share Performance Factor × 0.25).

The Revenue Performance Factor equals 100%, increased by .75 percentage point for each $1 million in revenue above the designated total revenue goal for fiscal 2013 and decreased by .75 percentage point for each $1 million in revenue below the revenue goal. The Net Income Performance Factor equals 100%, increased by three percentage points for each $1 million in net income above the designated net income goal for fiscal 2013 and decreased by three percentage points for each $1 million in net income below the net income goal. The Earnings Per Share (“EPS”) Performance Factor equals 100%, increased by three percentage points for each $0.01 EPS above the designated basic earnings per share goal for fiscal 2013 and decreased by three percentage points for each $0.01 EPS below the earnings per share goal. However, in no event may the Total Performance Factor exceed 130%.

If our stockholders do not approve the Incentive Plan, then the Compensation Committee will need to establish a new short term incentive compensation program for our President and CEO for fiscal 2013.

Vote Required

The affirmative vote of a majority of the shares voted affirmatively or negatively for the proposal at the Annual Meeting is required to approve the 2013 Executive Incentive Plan.

THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE 2013 EXECUTIVE INCENTIVE PLAN. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF PLAN APPROVAL UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 5:

INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee has appointed Ernst & Young LLP (“E&Y”), independent public accountants, to audit our financial statements for the fiscal year ending June 30, 2013. The Board proposes that the stockholders ratify this appointment, although such ratification is not required under Delaware law or our Restated Certificate of Incorporation, as amended, or our Restated By-Laws. E&Y has audited our financial statements since our fiscal year ended June 30, 2007. We expect that representatives of E&Y will be present at the meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

In deciding to select E&Y, the Audit Committee reviewed auditor independence issues and existing commercial relationships with E&Y and concluded that E&Y has no commercial relationship with Myriad that would impair its independence for the fiscal year ending June 30, 2013.

The following table presents fees for professional audit services provided by E&Y during the last two fiscal years:

Type of Fee	Fiscal Year Ended 6/30/12	Fiscal Year Ended 6/30/11
Audit Fees	$346,512	$326,037
Audit Related Fees	0	0
Tax Fees	0	0
All Other Fees	0	0

Total	$346,512	$326,037

Audit Fees — Fees include audits of consolidated financial statements, quarterly reviews, reviews of registration statement filings, and consents related to SEC filings.

Audit Related Fees — Fees include services for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements that are not reported under “audit fees”. We did not engage E&Y to perform any audit related services.

Tax Fees — We did not engage E&Y to perform any tax related services.

All Other Fees — We did not engage E&Y to perform any other services other than those listed separately above for the fiscal years indicated.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Public Accountant

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent public accountant. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent public accountant.

Prior to engagement of the independent public accountant, engagement letters describing the scope of service and the anticipated fees are negotiated and approved by the Audit Committee. The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

The affirmative vote of a majority of the shares voted affirmatively or negatively at the Annual Meeting is required to ratify the appointment of our independent public accountants.

If our stockholders ratify the selection of E&Y, the Audit Committee may still, in its discretion, decide to appoint a different independent auditor at any time during the fiscal year ending June 30, 2013, if it concludes that such a change would be in the best interests of Myriad and our stockholders. If our stockholders fail to ratify the selection, the Audit Committee will reconsider, but not necessarily rescind, the appointment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT PUBLIC ACCOUNTANTS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 6:

APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT

We are seeking your approval, on advisory basis, of the compensation of our named executive officers, as disclosed in this proxy statement. More specifically, we ask that you support the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis section, the compensation tables and any related material contained in this proxy statement with respect to our executive officers named in the Summary Compensation Table. Because your vote is advisory, it will not be binding on our Compensation Committee or our Board of Directors. However, the Compensation Committee and the Board will review the voting results and take them into consideration when making future decisions regarding the compensation of our named executive officers.

Our compensation philosophy is designed to align each executive’s compensation with our short-term and long-term performance and to provide the compensation and incentives needed to attract, motivate and retain key executives who are crucial to our long-term success. Consistent with this philosophy, a significant portion of the total compensation opportunity for each of our named executive officers is directly related to performance factors that measure our progress against the goals of our strategic and operating plans, as well as our performance against that of our peer companies.

Stockholders are urged to read the Compensation Discussion and Analysis section of this proxy statement, which discusses how our compensation policies and procedures implement our compensation philosophy. The Compensation Committee and the Board of Directors believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving its goals.

As further discussed in the Compensation Discussion and Analysis section, we believe the compensation paid to our President and CEO and other named executive officers is appropriate as supported by our accomplishments in fiscal 2012. We achieved record revenues, operating income, and net income in fiscal 2012. We generated $142 million in cash flows from operations and repurchased $128 million of our common stock. We expanded our international operations, including the opening of our clinical laboratory in Munich, Germany. We also continued to develop our diverse pipeline of product candidates, obtained an option to acquire Crescendo Biosciences, Inc., all while expanding revenues of our existing products. Over the past five years, we have delivered a double-digit compound annual growth rate for both revenue and operating income. Based on this performance we believe the salary and annual cash incentive bonus paid to our President and CEO and our other named executive officers is in line with our compensation philosophy and goals. Similarly, we believe that the equity compensation awarded to our President and CEO and our other named executive officers is consistent with our multi-year growth in revenues and operating income and stock performance over fiscal 2012, and provides the appropriate incentives to reward and foster long-term growth and stockholder value.

In accordance with the rules recently adopted by the SEC, the following resolution, commonly known as a “say-on-pay” vote, is being submitted for a stockholder vote at the Annual Meeting:

“RESOLVED, that the compensation paid to the named executive officers of Myriad Genetics, Inc., as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in this proxy statement, is hereby APPROVED.”

The affirmative vote of a majority of the shares voted affirmatively or negatively at the Annual Meeting is required to approve, on an advisory basis, this resolution.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND PROXIES SOLITICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

CORPORATE CODE OF CONDUCT AND ETHICS

We have adopted a Corporate Code of Conduct and Ethics that applies to all of our employees, including our chief executive officer and chief financial and accounting officer, and every member of our Board of Directors. A copy of the Corporate Code of Conduct and Ethics is publicly available on the Investors Relations — Corporate Governance section of our website at www.myriad.com. Disclosure regarding any amendments to, or waivers from, provisions of our Corporate Code of Conduct and Ethics that apply to our directors and principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting of such amendments or waivers is then permitted by the rules of The NASDAQ Stock Market LLC.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies will be voted in accordance with the judgment of the persons voting the proxies.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the proxy statement relating to our Annual Meeting of Stockholders to be held in 2013 (the “2013 Meeting”), we must receive stockholder proposals no later than June 14, 2013. To be considered for presentation at the 2013 Meeting, although not included in the proxy statement, proposals must be received no earlier than September 6, 2013 and no later than October 6, 2013. Notwithstanding the foregoing, in the event that the number of directors is to be increased at the 2013 Meeting and we do not issue a public announcement naming the nominees and specifying the size of the increase by September 25, 2013, to be considered for presentation at the 2013 Meeting, although not included in the proxy statement, nominations must be received not later than the tenth day following the day on which such public announcement is made. Proposals not received in a timely manner will not be voted on at the Annual Meeting. If a proposal is received in a timely manner, the proxies that management solicits for the 2013 Meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals must also comply with our Restated By-Laws, a copy of which is available by contacting our Secretary, and the corporate governance policies applicable to recommendations for the nomination of directors, copies of which are available through the Investor Relations — Corporate Governance section of our website at www.myriad.com. All stockholder proposals should be marked for the attention of: Secretary, Myriad Genetics, Inc., 320 Wakara Way, Salt Lake City, Utah 84108.

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE URGED TO VOTE YOUR SHARES AT YOUR EARLIEST CONVENIENCE.

Salt Lake City, Utah

October 12, 2012

OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2012 (OTHER THAN EXHIBITS THERETO) FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH PROVIDES ADDITIONAL INFORMATION ABOUT US, IS AVAILABLE ON THE INTERNET AT WWW.MYRIAD.COM AND IS AVAILABLE IN PAPER FORM TO BENEFICIAL OWNERS OF OUR COMMON STOCK WITHOUT CHARGE UPON WRITTEN REQUEST TO: RICHARD M. MARSH, SECRETARY, MYRIAD GENETICS, INC., 320 WAKARA WAY, SALT LAKE CITY, UTAH 84108 (801-584-3600).

APPENDIX A

MYRIAD GENETICS, INC.

2010 EMPLOYEE, DIRECTOR AND CONSULTANT EQUITY INCENTIVE PLAN, AS

AMENDED

(as proposed to be amended on December 5, 2012)

1.	DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Myriad Genetics, Inc. 2010 Employee, Director and Consultant Equity Incentive Plan, as amended, have the following meanings:

Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan and pertaining to a Stock Right, in such form as the Administrator shall approve.

Board of Directors means the Board of Directors of the Company.

Cause means, with respect to a Participant (a) dishonesty with respect to the Company or any Affiliate, (b) insubordination, substantial malfeasance or non-feasance of duty, (c) unauthorized disclosure of confidential information, (d) breach by a Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company or any Affiliate, and (e) conduct substantially prejudicial to the business of the Company or any Affiliate; provided, however, that any provision in an agreement between a Participant and the Company or an Affiliate, which contains a conflicting definition of Cause for termination and which is in effect at the time of such termination, shall supersede this definition with respect to that Participant. The determination of the Administrator as to the existence of Cause will be conclusive on the Participant and the Company.

Change of Control means the occurrence of any of the following events:

(i)	Ownership. Any “Person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities (excluding for this purpose any such voting securities held by the Company or its Affiliates or by any employee benefit plan of the Company) pursuant to a transaction or a series of related transactions which the Board of Directors does not approve; or

(ii)	Merger/Sale of Assets. (A) A merger or consolidation of the Company whether or not approved by the Board of Directors, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the parent of such corporation) more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity or parent of such corporation, as the case may be, outstanding immediately after such merger or consolidation; or (B) the sale or disposition by the Company of all or substantially all of the Company’s assets in a transaction requiring stockholder approval; or

(iii)	“Change of Control” shall be interpreted, if applicable, in a manner, and limited to the extent necessary, so that it will not cause adverse tax consequences under Section 409A.

Code means the United States Internal Revenue Code of 1986, as amended including any successor statute, regulation and guidance thereto.

Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

Common Stock means shares of the Company’s common stock, $.01 par value per share.

Company means Myriad Genetics, Inc., a Delaware corporation.

Consultant means any natural person who is an advisor or consultant that provides bona fide services to the Company or its Affiliates, provided that such services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s or its Affiliates’ securities.

Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

Exchange Act means the Securities Exchange Act of 1934, as amended.

Fair Market Value of a Share of Common Stock means:

(1) If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or, if not applicable, the last price of the Common Stock on the composite tape or other comparable reporting system for the trading day on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date;

(2) If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date; and

(3) If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

ISO means an option intended to qualify as an incentive stock option under Section 422 of the Code.

Non-Qualified Option means an option which is not intended to qualify as an ISO.

Option means an ISO or Non-Qualified Option granted under the Plan.

Participant means an Employee, director or Consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, “Participant” shall include “Participant’s Survivors” where the context requires.

Plan means this Myriad Genetics, Inc. 2010 Employee, Director and Consultant Equity Incentive Plan, as amended.

Securities Act means the Securities Act of 1933, as amended.

Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

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Stock Appreciation Right means a Stock-Based Award providing for the right to receive an amount equal to the excess of the Fair Market Value of the Shares on the date of exercise over the exercise price of the Stock Appreciation Right, which exercise price shall not be less than the Fair Market Value of the Shares on the date of grant and a term of not more than ten years provided that such term shall be no more than eight years for each Stock Appreciation Right granted on or after December 5, 2012.

Stock-Based Award means a grant by the Company under the Plan of an equity award or an equity based award which is not an Option or a Stock Grant.

Stock Grant means a grant by the Company of Shares under the Plan.

Stock Right means a right to Shares or the value of Shares of the Company granted pursuant to the Plan — an ISO, a Non-Qualified Option, a Stock Grant or a Stock-Based Award.

Survivor means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Stock Right by will or by the laws of descent and distribution.

2.	PURPOSES OF THE PLAN.

The Plan is intended to encourage ownership of Shares by Employees and directors of and certain Consultants to the Company and its Affiliates in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options, Stock Grants and Stock-Based Awards.

3.	SHARES SUBJECT TO THE PLAN.

(a) Commencing on December 5, 2012, the number of Shares which may be issued from time to time pursuant to this Plan shall not exceed (i) 4,500,000 shares of Common Stock plus (ii) any shares of Common Stock that are represented by options previously granted under the Company’s (x) 2002 Amended and Restated Employee, Director and Consultant Stock Option Plan, and (y) 2003 Employee, Director and Consultant Stock Option Plan, as amended, that expire or are cancelled without delivery of shares of Common Stock, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 24 of this Plan; provided, however, that as of December 5, 2012 no more than 10,114,0631/ Shares shall be added to the Plan pursuant to subsection (ii).

(b) The grant of any Stock Right other than an Option or a Stock Appreciation Right shall for purposes of Paragraph 3(a), reduce the number of Shares available for issuance under this Plan by 2 Shares for each such Share actually subject to the Stock Right and shall be deemed for purposes of this Paragraph 3, as a Stock Right of 2 Shares for each such Share actually subject to the Stock Right. The grant of an Option or a Stock Appreciation Right shall be deemed for purposes of this Paragraph 3, as a Stock Right for one Share for each such Share actually subject to the Stock Right.

(c) If an Option ceases to be “outstanding”, in whole or in part (other than by exercise), or if the Company shall reacquire (at not more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued or reacquired Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan and in accordance with the provisions of Paragraph 3(b) above. Notwithstanding the foregoing, if a Stock Right is exercised, in whole or in part, by tender

1/	This number consists of options to purchase 70,635 and 10,043,428 shares of common stock that are outstanding under the 2002 Plan and 2003 Plan, respectively, as of September 13, 2012.

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of Shares or if the Company or an Affiliate’s tax withholding obligation is satisfied by withholding Shares, the number of Shares deemed to have been issued under the Plan for purposes of the limitation set forth in Paragraph 3(a) above shall be the number of Shares that were subject to the Stock Right or portion thereof, and not the net number of Shares actually issued and any Stock Appreciation Right to be settled in shares of Common Stock shall be counted in full against the number of Shares available for issuance under the Plan, regardless of the number of exercise gain Shares issued upon the settlement of the Stock Appreciation Right. However, in the case of ISOs, the foregoing provisions shall be subject to any limitations under the Code.

4.	ADMINISTRATION OF THE PLAN.

The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

(a) Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

(b) Determine which Employees, directors and Consultants shall be granted Stock Rights;

(c) Determine the number of Shares for which a Stock Right or Stock Rights shall be granted, provided, however, that in no event shall Stock Rights with respect to more than 1,000,000 Shares be granted to any Participant in any fiscal year;

(d) Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted;

(e) Make changes to any outstanding Stock Right, including, without limitation, to reduce or increase the exercise price or purchase price, accelerate the vesting schedule or extend the expiration date, provided that no such change shall impair the rights of a Participant under any grant previously made without such Participant’s consent and further provided that without the prior approval of the Company’s shareholders, Options and Stock Appreciation Rights issued will not be repriced, replaced, or regranted through cancellation, or by lowering the exercise price of a previously granted award, or repurchased for cash when the Fair Market Value is less than the exercise price; and

(f) Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company, any Affiliate or to Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right;

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of not causing any adverse tax consequences under Section 409A of the Code and preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. The Board of Directors or the Committee may revoke any such allocation or delegation at any time. Notwithstanding the foregoing, only the Board of Directors or the Committee shall be authorized to grant a Stock Right to any director of the Company or to any “officer” of the Company (as defined by Rule 16a-1 under the Exchange Act).

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5.	ELIGIBILITY FOR PARTICIPATION.

The Administrator will, in its sole discretion, name the Participants in the Plan; provided, however, that each Participant must be an Employee, director or Consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an Employee, director or Consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Employees who are deemed to be residents of the United States for tax purposes. Non-Qualified Options, Stock Grants and Stock-Based Awards may be granted to any Employee, director or Consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights or any grant under any other benefit plan established by the Company or any Affiliate for Employees, directors or Consultants.

6.	TERMS AND CONDITIONS OF OPTIONS.

Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

(a) Non-Qualified Options: Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

(i)	Exercise Price: Each Option Agreement shall state the exercise price (per share) of the Shares covered by each Option, which exercise price shall be determined by the Administrator and shall be at least equal to the Fair Market Value per share of the Common Stock on the date of grant of the Option.

(ii)	Number of Shares: Each Option Agreement shall state the number of Shares to which it pertains.

(iii)	Option Periods: Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, provided that each Non-Qualified Option shall terminate not more than ten years from the date of grant provided that such term shall be no more than eight years from the date of grant for each Non-Qualified Option granted on or after December 5, 2012. Each Option Agreement may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events.

(iv)	Option Conditions: Exercise of any Option may be conditioned upon the Participant’s execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

A.	The Participant’s or the Participant’s Survivors’ right to sell or transfer the Shares may be restricted; and

B.	The Participant or the Participant’s Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

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(b) ISOs: Each Option intended to be an ISO shall be issued only to an Employee who is deemed to be a resident of the United States for tax purposes, and shall be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

(i)	Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(a) above, except for clause (i) thereunder.

(ii)	Exercise Price: Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

A.	10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Common Stock on the date of grant of the Option; or

B.	More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 110% of the Fair Market Value per share of the Common Stock on the date of grant of the Option.

(iii)	Term of Option: For Participants who own:

A.	10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide provided that such term shall be no more than eight years from the date of grant for each ISO granted on or after December 5, 2012; or

B.	More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.

(iv)	Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined on the date each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

7.	TERMS AND CONDITIONS OF STOCK GRANTS.

Each Stock Grant to a Participant shall state the principal terms in an Agreement duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

(a) Each Agreement shall state the purchase price per share, if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law, if any, on the date of grant of the Stock Grant;

(b) Each Agreement shall state the number of Shares to which the Stock Grant pertains; and

(c) Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time and events upon which such rights shall accrue and the purchase price therefor, if any.

8.	TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.

The Administrator shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Administrator may determine, including, without limitation, the grant of

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Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of Stock Appreciation Rights, phantom stock awards or stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company.

The Company intends that the Plan and any Stock-Based Awards granted hereunder be exempt from the application of Section 409A of the Code or meet the requirements of paragraphs (2), (3) and (4) of subsection (a) of Section 409A of the Code, to the extent applicable, and be operated in accordance with Section 409A so that any compensation deferred under any Stock-Based Award (and applicable investment earnings) shall not be included in income under Section 409A of the Code. Any ambiguities in the Plan shall be construed to effect the intent as described in this Paragraph 8.

9.	EXERCISE OF OPTIONS AND ISSUE OF SHARES.

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee (in a form acceptable to the Administrator, which may include electronic notice), together with provision for payment of the aggregate exercise price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option (which signature may be provided electronically in a form acceptable to the Administrator), shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the exercise price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) having a Fair Market Value equal as of the date of the exercise to the aggregate cash exercise price for the number of Shares as to which the Option is being exercised, or (c) at the discretion of the Administrator, by having the Company retain from the Shares otherwise issuable upon exercise of the Option, a number of Shares having a Fair Market Value equal as of the date of exercise to the aggregate exercise price for the number of Shares as to which the Option is being exercised, or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (e) at the discretion of the Administrator, by any combination of (a), (b), (c) and (d) above or (f) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be). In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

The Administrator shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to an Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 27) without the prior approval of the Employee if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6(b)(iv).

The Administrator may, in its discretion, amend any term or condition of an outstanding Option provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Option was granted, or in the event of the death of the Participant, the Participant’s Survivors, if the amendment is adverse to the Participant, and (iii) any such amendment of any

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Option shall be made only after the Administrator determines whether such amendment would constitute a “modification” of any Option which is an ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holder of any Option including, but not limited to, pursuant to Section 409A of the Code.

10.	ACCEPTANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.

A Stock Grant or Stock-Based Award (or any part or installment thereof) shall be accepted by executing the applicable Agreement and delivering it to the Company or its designee, together with provision for payment of the purchase price, if any, in accordance with this Paragraph for the Shares as to which such Stock Grant or Stock-Based Award is being accepted, and upon compliance with any other conditions set forth in the applicable Agreement. Payment of the purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being accepted shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) and having a Fair Market Value equal as of the date of acceptance of the Stock Grant or Stock Based-Award to the purchase price of the Stock Grant or Stock-Based Award, or (c) at the discretion of the Administrator, by any combination of (a) and (b) above; or (c) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine.

The Company shall then, if required by the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was accepted to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

The Administrator may, in its discretion, amend any term or condition of an outstanding Stock Grant, Stock-Based Award or applicable Agreement provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Stock Grant or Stock-Based Award was made, if the amendment is adverse to the Participant, and (iii) any such amendment shall be made only after the Administrator determines whether such amendment would cause any adverse tax consequences to the Participant, including, but not limited to, pursuant to Section 409A of the Code.

11.	RIGHTS AS A SHAREHOLDER.

No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right, except after due exercise of the Option or acceptance of the Stock Grant or as set forth in any Agreement, and tender of the aggregate exercise or purchase price, if any, for the Shares being purchased pursuant to such exercise or acceptance and registration of the Shares in the Company’s share register in the name of the Participant.

12.	ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement provided that no Stock Right may be transferred by a Participant for value. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above, a Stock Right shall only be exercisable or may only be accepted, during the Participant’s lifetime, by such Participant (or by his or her legal representative) and shall not be

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assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

13.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement, in the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

(a) A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate (for any reason other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 14, 15, and 16, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant’s Option Agreement.

(b) Except as provided in Subparagraph (c) below, or Paragraph 15 or 16, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant’s termination of employment.

(c) The provisions of this Paragraph, and not the provisions of Paragraph 15 or 16, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy; provided, however, in the case of a Participant’s Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the Participant’s Survivors may exercise the Option within one year after the date of the Participant’s termination of service, but in no event after the date of expiration of the term of the Option.

(d) Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Administrator determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute Cause, then such Participant shall forthwith cease to have any right to exercise any Option.

(e) A Participant to whom an Option has been granted under the Plan who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide; provided, however, that, for ISOs, any leave of absence granted by the Administrator of greater than ninety days, unless pursuant to a contract or statute that guarantees the right to reemployment, shall cause such ISO to become a Non-Qualified Option on the 181st day following such leave of absence.

(f) Except as required by law or as set forth in a Participant’s Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

14.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Option Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause prior to the time that all his or her outstanding Options have been exercised:

(a) All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated for Cause will immediately be forfeited.

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(b) Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then the right to exercise any Option is forfeited.

15.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement:

(a) A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

(i)	To the extent that the Option has become exercisable but has not been exercised on the date of the Participant’s termination of service due to Disability; and

(ii)	In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of the Participant’s termination of service due to Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of the Participant’s termination of service due to Disability.

(b) A Disabled Participant may exercise the Option only within (i) if the Option is an ISO, the period ending one year after the date of the Participant’s termination due to Disability or, if earlier, within the originally prescribed term of the Option, or (ii) if the Option is a Non-Qualified Option, within the remaining term of the Option, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become Disabled and had continued to be an Employee, director or Consultant.

(c) The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

16.	EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Option Agreement:

(a) In the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate, such Option shall become fully exercisable as of the date of the Participant’s death.

(b) If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within the originally prescribed term of the Option.

17.	EFFECT OF TERMINATION OF SERVICE ON UNACCEPTED STOCK GRANTS.

In the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant, such offer shall terminate.

For purposes of this Paragraph 17 and Paragraph 18 below, a Participant to whom a Stock Grant has been offered and accepted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such

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absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

In addition, for purposes of this Paragraph 17 and Paragraph 18 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

18.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Stock Grant Agreement, in the event of a termination of service (whether as an Employee, director or Consultant), other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 19, 20, and 21, respectively, before all forfeiture provisions or Company rights of repurchase shall have lapsed, then the Company shall have the right to cancel or repurchase that number of Shares subject to a Stock Grant as to which the Company’s forfeiture or repurchase rights have not lapsed.

19.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause:

(a) All Shares subject to any Stock Grant that remain subject to forfeiture provisions or as to which the Company shall have a repurchase right shall be immediately forfeited to the Company as of the time the Participant is notified his or her service is terminated for Cause.

(b) Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then all Shares subject to any Stock Grant that remained subject to forfeiture provisions or as to which the Company had a repurchase right on the date of termination shall be immediately forfeited to the Company.

20.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply if a Participant ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of the Participant’s termination due to Disability, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of the Participant’s termination due to Disability as would have lapsed had the Participant not been terminated due to Disability. The proration shall be based upon the number of days accrued prior to the date of the Participant’s termination due to Disability.

The Administrator shall make the determination both as to whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

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21.	EFFECT ON STOCK GRANTS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply in the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of death, they shall lapse in full on the Participant’s date of death.

22.	PURCHASE FOR INVESTMENT.

Unless the offering and sale of the Shares to be issued upon the particular exercise or acceptance of a Stock Right shall have been effectively registered under the Securities Act, the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

(a) The person who exercises or accepts such Stock Right shall warrant to the Company, prior to the receipt of such Shares, that such person is acquiring such Shares for his or her own account, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person acquiring such Shares shall be bound by the provisions of the following legend (or a legend in substantially similar form) which shall be endorsed upon the certificate evidencing the Shares issued pursuant to such exercise or such grant:

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”

(b) At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise or acceptance in compliance with the Securities Act without registration thereunder.

23.	DISSOLUTION OR LIQUIDATION OF THE COMPANY.

Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

24.	ADJUSTMENTS.

Upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Agreement:

(a) Stock Dividends and Stock Splits. If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, the number of shares of Common Stock deliverable upon the exercise of an Option or acceptance of a Stock Grant shall be appropriately increased or decreased proportionately, and appropriate adjustments shall

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be made including, in the exercise or purchase price per share, to reflect such events. The number of Shares subject to the limitations in Paragraph 3(a) and 4(c) shall also be proportionately adjusted upon the occurrence of such events.

(b) Corporate Transactions. If the Company is to be consolidated with or acquired by another entity in a merger, consolidation, or sale of all or substantially all of the Company’s assets other than a transaction to merely change the state of incorporation (a “Corporate Transaction”), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that such Options must be exercised (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, including upon a Change of Control of the Company, any such Options being made fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period such Options which have not been exercised shall terminate; or (iii) terminate such Options in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock into which such Option would have been exercisable (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made fully exercisable for purposes of this Subparagraph) less the aggregate exercise price thereof. For purposes of determining the payments to be made pursuant to Subclause (iii) above, in the case of a Corporate Transaction the consideration for which, in whole or in part, is other than cash, the consideration other than cash shall be valued at the fair value thereof as determined in good faith by the Board of Directors.

With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall make appropriate provision for the continuation of such Stock Grants on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity. In lieu of the foregoing, in connection with any Corporate Transaction, the Administrator may provide that, upon consummation of the Corporate Transaction, each outstanding Stock Grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock comprising such Stock Grant (to the extent such Stock Grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the Administrator, all forfeiture and repurchase rights being waived upon such Corporate Transaction).

In taking any of the actions permitted under this Paragraph 24(b), the Administrator shall not be obligated by the Plan to treat all Stock Rights, all Stock Rights held by a Participant, or all Stock Rights of the same type, identically.

(c) Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the price paid upon such exercise or acceptance if any, the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

(d) Adjustments to Stock-Based Awards. Upon the happening of any of the events described in Subparagraphs (a), (b) or (c) above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 24, including, but not limited to the effect of any, Corporate Transaction or Change of Control and, subject to Paragraph 4, its determination shall be conclusive.

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(e) Modification of Options. Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph (a), (b) or (c) above with respect to Options shall be made only after the Administrator determines whether such adjustments would constitute a “modification” of any ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of Options, including, but not limited to, pursuant to Section 409A of the Code. If the Administrator determines that such adjustments made with respect to Options would constitute a modification or other adverse tax consequence, it may refrain from making such adjustments, unless the holder of an Option specifically agrees in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such “modification” on his or her income tax treatment with respect to the Option. This paragraph shall not apply to the acceleration of the vesting of any ISO that would cause any portion of the ISO to violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6(b)(iv).

25.	ISSUANCES OF SECURITIES.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

26.	FRACTIONAL SHARES.

No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

27.	CONVERSION OF ISOS INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOS.

The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant’s ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an Employee of the Company or an Affiliate at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

28.	WITHHOLDING.

In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act (“F.I.C.A.”) withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the exercise or acceptance of a Stock Right or in connection with a Disqualifying Disposition (as defined in Paragraph 29) or upon the lapsing of any forfeiture provision or right of repurchase or for any other reason required by law, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner set forth under the definition of Fair Market Value provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the

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Fair Market Value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant’s payment of such additional withholding.

29.	NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any Shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such Shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such Shares are sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

30.	TERMINATION OF THE PLAN.

The Plan will terminate on September 15, 2020, the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination. Termination of the Plan shall not affect any Stock Rights theretofore granted.

31.	AMENDMENT OF THE PLAN AND AGREEMENTS.

The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment as may be afforded incentive stock options under Section 422 of the Code (including deferral of taxation upon exercise), and to the extent necessary to qualify the shares issuable upon exercise or acceptance of any outstanding Stock Rights granted, or Stock Rights to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.

32.	EMPLOYMENT OR OTHER RELATIONSHIP.

Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

33.	GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

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APPENDIX B

MYRIAD GENETICS, INC.

2012 EMPLOYEE STOCK PURCHASE PLAN

The following constitute the provisions of the 2012 Employee Stock Purchase Plan (the “Plan”) of Myriad Genetics, Inc. (the “Company”).

1. Purpose. The purpose of the Plan is to provide Employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2. Definitions.

(a) “Board” shall mean the Board of Directors of the Company, or a committee of the Board of Directors named by the Board to administer the Plan.

(b) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(c) “Common Stock” shall mean the common stock, $.01 par value per share, of the Company.

(d) “Company” shall mean Myriad Genetics, Inc, a Delaware corporation.

(e) “Compensation” shall mean total cash compensation received by the Employee from the Company or a Designated Subsidiary that is taxable income for federal income tax purposes, including payments for overtime and shift premium, and other compensation received from the Company or a Designated Subsidiary, but excluding bonuses, commissions, profit sharing payments, incentive compensation, incentive payments, relocation, expense reimbursements, tuition or other reimbursements and income realized as a result of participation in any stock option, stock purchase or similar plan of the Company or a Designated Subsidiary.

(f) “Continuous Status as an Employee” shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

(g) “Contributions” shall mean all amounts credited to the account of a participant pursuant to the Plan.

(h) “Designated Subsidiaries” shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

(i) “Employee” shall mean any person who is employed by the Company or one of its Designated Subsidiaries for tax purposes and who is customarily employed for at least 20 hours per week and more than five months in a calendar year by the Company or one of its Designated Subsidiaries.

(j) “Exercise Date” shall mean the last business day of each Offering Period of the Plan.

(k) “Exercise Price” shall mean with respect to an Offering Period, an amount equal to 85% of the fair market value (as defined in paragraph 7(b)) of a share of Common Stock on the Offering Date or on the Exercise Date, whichever is lower.

(l) “Offering Date” shall mean the first business day of each Offering Period of the Plan.

(m) “Offering Period” shall mean a period of six months as set forth in paragraph 4 of the Plan.

(n) “Plan” shall mean this Myriad Genetics, Inc. 2012 Employee Stock Purchase Plan.

(o) “Subsidiary” shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

3. Eligibility.

(a) Any person who has been continuously employed as an Employee for three months as of the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan and further, subject to the requirements of paragraph 5(a) and the limitations imposed by Section 423(b) of the Code. All Employees granted options under the Plan with respect to any Offering Period will have the same rights and privileges except for any differences that may be permitted pursuant to Section 423.

(b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company, (ii) which permits his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds $25,000 of fair market value of such stock as defined in paragraph 7(b) (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time, or (iii) to purchase more than the number of shares of Common Stock in any one Offering Period as calculated as $50,000 divided by the fair market value of our Common Stock on the first day of each Offering Period (subject to any adjustment pursuant to paragraph 18). Any option granted under the Plan shall be deemed to be modified to the extent necessary to satisfy this paragraph 3(b).

4. Offering Periods. The Plan shall be implemented by a series of Offering Periods, with a new Offering Period commencing on December 1 and June 1 of each year or the first business day thereafter (or at such other time or times as may be determined by the Board). The initial Offering Period shall commence at a time to be determined by the Board and shall end on May 31, 2013 (the “Initial Offering Period”).

5. Participation.

(a) An eligible Employee may become a participant in the Plan by completing an Enrollment Form provided by the Company and filing it with the Company or its designee prior to the applicable Offering Date, unless a later time for filing the Enrollment Form is set by the Board for all eligible Employees with respect to a given Offering Period. The Enrollment Form and its submission may be electronic as directed by the Company. The Enrollment Form shall set forth the percentage of the participant’s Compensation (which shall be not less than 1% and not more than 10%) to be paid as Contributions pursuant to the Plan.

(b) Payroll deductions shall commence with the first payroll following the Offering Date, unless a later time is set by the Board with respect to a given Offering Period, and shall end on the last payroll paid on or prior to the Exercise Date of the Offering Period to which the Enrollment Form is applicable, unless sooner terminated as provided in paragraph 10.

6. Method of Payment of Contributions.

(a) Each participant shall elect to have payroll deductions made on each payroll during the Offering Period in an amount not less than 1% and not more than 10% of such participant’s Compensation on each such payroll

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(in whole percentage amounts); provided that the aggregate of such payroll deductions during the Offering Period shall not exceed 10% of the participant’s aggregate Compensation during said Offering Period (or such other percentage as the Board may establish from time to time before an Offering Date). All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

(b) A participant may discontinue his or her participation in the Plan as provided in paragraph 10, or, on one occasion only during the Offering Period, may decrease, but may not increase, the rate of his or her Contributions during the Offering Period by completing and filing with the Company a new Enrollment Form authorizing a change in the deduction rate. The change in rate shall be effective as of the beginning of the next payroll period following the date of filing of the new Enrollment Form, if the Enrollment Form is completed at least ten business days prior to such date, and, if not, as of the beginning of the next succeeding payroll period.

(c) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and paragraph 3(b), a participant’s payroll deductions may be decreased to 0% at such time during any Offering Period which is scheduled to end during the current calendar year that the aggregate of all payroll deductions accumulated with respect to such Offering Period and any other Offering Period ending within the same calendar year equals $21,250. Payroll deductions shall recommence at the rate provided in such participant’s Enrollment Form at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in paragraph 10.

7. Grant of Option.

(a) On the Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period a number of shares of the Common Stock determined by dividing such Employee’s Contributions accumulated prior to such Exercise Date and retained in the participant’s account as of the Exercise Date by the applicable Exercise Price; provided however, that such purchase shall be subject to the limitations set forth in paragraphs 3(b) and 12. The fair market value of a share of the Common Stock shall be determined as provided in paragraph 7(b).

(b) The fair market value of the Common Stock on a given date shall be (i) if the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or last sale price of the Common Stock for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), on the composite tape or other comparable reporting system; or (ii) if the Common Stock is not listed on a national securities exchange and such price is not regularly reported, the mean between the bid and asked prices per share of the Common Stock at the close of trading in the over-the-counter market.

8. Exercise of Option. Unless a participant withdraws from the Plan as provided in paragraph 10, his or her option for the purchase of shares will be exercised automatically on the Exercise Date of the Offering Period, and the maximum number of full shares subject to the option will be purchased for him or her at the applicable Exercise Price with the accumulated Contributions in his or her account. If a fractional number of shares results, then such number shall be rounded down to the next whole number and any unapplied cash shall be carried forward to the next Exercise Date, unless the participant requests a cash payment. The shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Exercise Date. During a participant’s lifetime, a participant’s option to purchase shares hereunder is exercisable only by him or her.

9. Delivery. Upon the written request of a participant, certificates representing the shares purchased upon exercise of an option will be issued as promptly as practicable after the Exercise Date of each Offering Period to participants who wish to hold their shares in certificate form, except that the Board may determine that such shares shall be held for each participant’s benefit by a broker designated by the Board. Any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full Share shall be retained in the

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participant’s account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in paragraph 10 below. Any other amounts left over in a participant’s account after an Exercise Date shall be returned to the participant.

10. Withdrawal; Termination of Employment.

(a) A participant may withdraw all but not less than all the Contributions credited to his or her account under the Plan at any time prior to the Exercise Date of the Offering Period by giving written notice to the Company or its designee. All of the participant’s Contributions credited to his or her account will be paid to him or her as soon as practicable after receipt of his or her notice of withdrawal and his or her option for the current period will be automatically terminated, and no further Contributions for the purchase of shares will be made during the Offering Period.

(b) Upon termination of the participant’s Continuous Status as an Employee prior to the Exercise Date of the Offering Period for any reason, including retirement or death, the Contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under paragraph 14, and his or her option will be automatically terminated.

(c) In the event an Employee fails to remain in Continuous Status as an Employee for at least 20 hours per week during the Offering Period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to his or her account will be returned to him or her and his or her option terminated.

(d) A participant’s withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company.

11. Interest. No interest shall accrue on the Contributions of a participant in the Plan.

12. Stock.

(a) The maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be 2,000,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in paragraph 18. If the total number of shares which would otherwise be subject to options granted pursuant to paragraph 7(a) on the Offering Date of an Offering Period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised), the Company shall make a pro rata allocation of the shares remaining available for option grants in as uniform a manner as shall be practicable and as it shall determine to be equitable. Any amounts remaining in an Employee’s account not applied to the purchase of shares pursuant to this paragraph 12 shall be refunded on or promptly after the Exercise Date. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Employee affected thereby and shall similarly reduce the rate of Contributions, if necessary.

(b) The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

13. Administration. The Board shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan.

14. Designation of Beneficiary.

(a) A participant may designate a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to the end of the Offering Period but prior to delivery to him or her of such shares and cash. In addition, a participant may designate a

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beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to the Exercise Date of the Offering Period. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective. Beneficiary designations shall be made either in writing or by electronic delivery as directed by the Company.

(b) Such designation of beneficiary may be changed by the participant (and his or her spouse, if any) at any time by submission of the required notice, which may be electronic. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15. Transferability. Neither Contributions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in paragraph 14) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with paragraph 10.

16. Use of Funds. All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees promptly following the Exercise Date, which statements will set forth the amounts of Contributions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

18. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by unexercised options under the Plan and the number of shares of Common Stock which have been authorized for issuance under the Plan but are not yet subject to options under paragraph 12(a), the number of shares of Common Stock set forth in paragraph 12(a)(i), (collectively, the “Reserves”), the maximum number of shares of Common Stock that may be purchased by a participant in an Offering Period set forth in paragraph 3(b), as well as the price per share of Common Stock covered by each unexercised option under the Plan, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

In the event of the proposed dissolution or liquidation of the Company, an Offering Period then in progress will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger, consolidation or other capital reorganization of the Company with or into another corporation, each option outstanding under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the “New Exercise Date”). If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten days prior to the New Exercise Date, that the Exercise Date for his or her option has been changed to the New Exercise Date and that his or her option will be exercised automatically on the New Exercise Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in paragraph 10. For purposes of this paragraph, an option granted under the Plan shall be

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deemed to be assumed if, following the sale of assets, merger or other reorganization, the option confers the right to purchase, for each share of Common Stock subject to the option immediately prior to the sale of assets, merger or other reorganization, the consideration (whether stock, cash or other securities or property) received in the sale of assets, merger or other reorganization by holders of Common Stock for each share of Common Stock held on the effective date of such transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in such transaction was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the sale of assets, merger or other reorganization.

The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

19. Amendment or Termination.

(a) The Board may at any time terminate or amend the Plan. Except as provided in paragraph 18, no such termination may affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant provided that an Offering Period may be terminated by the Board on an Exercise Date or by the Board’s setting a new Exercise Date with respect to an Offering Period then in progress if the Board determines that termination of the Offering Period is in the best interests of the Company and the stockholders or if continuation of the Offering Period would cause the Company to incur adverse accounting charges in the generally-accepted accounting rules applicable to the Plan. In addition, to the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as so required.

(b) Without stockholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the Board shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Board determines in its sole discretion advisable that are consistent with the Plan.

20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

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As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

22. Information Regarding Disqualifying Dispositions. By electing to participate in the Plan, each participant agrees to provide any information about any transfer of shares of Common Stock acquired under the Plan that occurs within two years after the first business day of the Offering Period in which such shares were acquired as may be requested by the Company or any Subsidiaries in order to assist it in complying with the tax laws.

23. Right to Terminate Employment. Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any Employee the right to continue in the employment of the Company or any Subsidiary, or affect any right which the Company or any Subsidiary may have to terminate the employment of such Employee.

24. Rights as a Stockholder. Neither the granting of an option nor a deduction from payroll shall constitute an Employee the owner of shares covered by an option. No Employee shall have any right as a stockholder unless and until an option has been exercised, and the shares underlying the option have been registered in the Company’s share register.

25. Term of Plan. The Plan will become effective upon its approval by the Company’s stockholders in December 2012 and shall continue in effect until September 13, 2022 unless sooner terminated under paragraph 19.

26. Applicable Law. This Plan shall be governed in accordance with the laws of Delaware, applied without giving effect to any conflict-of-law principles.

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APPENDIX C

MYRIAD GENETICS, INC.

2013 EXECUTIVE INCENTIVE PLAN

Adopted effective: September 12, 2012

Approved by the Stockholders:

Section 1 – Purposes.

This Myriad Genetics 2013 Executive Incentive Plan (the “Plan”) provides for incentive compensation to those key officers and employees of Myriad Genetics, Inc. or any affiliated entity (collectively, the “ Company”), who, from time to time may be selected for participation. The Plan is intended to provide incentives and rewards for the contributions of such employees toward the successful achievement of the Company’s financial and business goals established for the applicable performance period. The Company’s policy is to have a significant portion of a participant’s total compensation tied to the Company’s performance. Payments pursuant to the Plan are intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code (“Section 162(m)”).

Section 2 – Administration.

The Plan shall be administered by the Compensation Committee (the “Committee”) of the Board of Directors of Myriad Genetics, Inc. (“Myriad”) which has been designated to administer programs intended to qualify as “performance-based compensation” within the meaning of Section 162(m). The Committee shall have authority to make rules and adopt administrative procedures in connection with the Plan and shall have discretion to provide for situations or conditions not specifically provided for herein consistent with the purposes of the Plan. The Committee shall determine the beginning and ending dates for each performance period. Unless otherwise determined by the Committee, the performance period shall correspond to Myriad’s fiscal year. Notwithstanding any other provision of the Plan to the contrary, the Plan shall be administered and its provisions interpreted so that payments pursuant to the Plan qualify as “performance-based compensation” within the meaning of Section 162(m). Determinations by the Committee shall be final and binding on the Company and all participants.

Section 3 – Selection of Participants.

The executive officers of the Company as well as those other key employees of the Company who, in the opinion of the Committee, may become executive officers of the Company or who otherwise may make comparable contributions to the Company shall be eligible to participate in the Plan. Each performance period, the Committee may designate from among those employees who are eligible to participate in the Plan those employees who shall participate in the Plan for such performance period. Accordingly, an employee who is a participant for a given performance period in no way is guaranteed or assured of being selected for participation in any subsequent performance period.

Section 4 – Establishing Performance Objectives.

During the first ninety (90) days of each performance period, and at a time when the achievement of such performance objective is substantially unknown, the Committee shall establish one or more performance objectives, at least one of which shall be based on a shareholder approved business criteria. The performance objectives may differ from participant to participant and from target award to target award. The maximum possible payout shall be based solely on shareholder approved business criteria. The shareholder approved business criteria are as follows:

•	Net income of Myriad as set forth in Myriad’s audited financial statements

•	Earnings per share of Myriad as set forth in Myriad’s audited financial statements

•	Total revenue of Myriad as set forth in Myriad’s audited financial statements

•	Return on equity, including return on invested capital as calculated from Myriad’s audited financial statements

•	Return on assets as calculated from Myriad’s audited financial statements

•	Return on investments as calculated from Myriad’s audited financial statements

•	Increase in sales, including sales growth, as calculated from Myriad’s audited financial statements

•	Stock performance

•	Earnings before interest, taxes, depreciations and amortization as set forth in Myriad’s audited financial statements

•	Gross or operating margin

•	New product introductions

•	Completion of acquisitions

All criteria that are based on Myriad’s audited financial statements may be modified by the Committee at the time the specific criteria are selected to take into consideration one or more of the following: (1) changes in accounting principles that become effective during the performance period, (2) extraordinary, unusual or infrequently occurring events, (3) the disposition of a business or significant assets, (4) gains or losses from all or certain claims and/or litigation and insurance recoveries, (5) the impact of impairment of intangible assets, (6) restructuring activities, (7) the impact of investments or acquisitions, and/or (8) changes in corporate capitalization such as stock splits and certain reorganizations. Notwithstanding the foregoing, the Committee must select criteria that collectively satisfy the requirements of performance-based compensation for the purposes of Section 162(m), including by establishing the targets at a time when the performance relative to such targets is substantially uncertain.

Section 5 – Establishing Target Awards.

During the first ninety (90) days of each performance period the Committee shall establish a target award, expressed as a percentage of eligible salary for that performance period, for each participant in the Plan. Unless otherwise determined by the Committee, eligible salary shall be annual base salary determined at the time the Committee establishes the target award, excluding pay for disability, overtime, bonuses, sick pay and other reimbursements and allowances. Individual participants may earn an award payout ranging from zero percent to a maximum of one hundred thirty percent of their target award. The Committee will establish an award payout schedule based upon the extent to which the Company performance objectives and/or other performance objectives are or are not achieved or exceeded. Pursuant to Section 4, entitlement to an award shall be based solely on shareholder approved business criteria; however, non-shareholder approved criteria may be used to reduce the amount of an award payable to one or more participants. Notwithstanding the foregoing, no participant shall receive a payment pursuant to the Plan that exceeds $5 million for any performance period. To the extent that a target award is expressed by reference to a number of shares of the Company’s common stock, for the purpose of applying the limitations on a maximum award as set forth in this Section 5, unless otherwise determined by the Committee when determining the target award, the value of such stock shall be the Value of Common Stock as defined in Section 8 below.

Section 6 – Determining Final Awards.

No later than thirty (30) days after the receipt by the Committee of the audited financial statements for a performance period, the Committee shall determine whether the established performance objectives for each participant in the Plan were achieved. The Committee shall have discretion to reduce final awards from the target

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award depending on (a) the extent to which the Company performance objective(s) is either exceeded or not met, and (b) the extent to which other objectives, e.g. subsidiary, division, department, unit or other performance objectives are attained. The Committee shall have full discretion to reduce individual final awards based on individual performance as it considers appropriate in the circumstances. The Committee shall not have discretion to increase awards for the performance period.

Section 7 – Termination of Employment.

Participants whose employment by the Company is terminated for any reason other than death or disability during any performance period will receive no payment under the Plan for such performance period. Participants who die or become totally and permanently disabled during any performance period will receive prorated payments under the Plan based on the number of whole months of employment completed during the performance period. Except as provided in Section 9, participants whose employment by the Company is terminated for any reason after the close of the performance period but before the distribution of payments under the Plan will be paid all amounts applicable under this Plan for such performance period.

Section 8 – Time of and Payment of Awards.

Payment of awards shall be made as soon as practicable following the later of (a) the receipt by the Committee of the audited financial statements for the applicable performance period or (b) the certification by the Committee that the performance and other criteria for payment have been satisfied (the “ Certification Date”). The Committee shall have the discretion to pay awards in the form of (i) cash, (ii) Common Stock, (iii) Restricted Stock, (iv) Stock Units, (v) Restricted Stock Units, or (vi) a combination of the foregoing. Payroll and other taxes shall be withheld as determined by the Company.

For the purposes of this Section 8, the following definitions shall apply:

“Common Stock” shall mean common stock of the Company.

“Restricted Stock” shall mean Common Stock that is subject to Vesting as set forth in the Restricted Stock Agreement adopted by the Committee.

“Stock Units” shall mean an unfunded, unsecured commitment by the Company to deliver a pre-determined number of shares of Common Stock (or the cash equivalent of such Common Stock) to a participant at a future time in accordance with the terms and conditions of a Stock Unit Agreement adopted by the Committee.

“Restricted Stock Unit” shall mean a Stock Unit that is subject to Vesting as set forth in the Restricted Stock Unit Agreement adopted by the Committee.

“Vesting” shall mean a requirement that a participant remain an employee of the Company, or an affiliate of the Company, for an additional period of time in order to retain the Common Stock (in the case of Restricted Stock) or the Stock Unit (in the case of a Restricted Stock Unit).

“Value of Common Stock” shall mean: (a) if the Common Stock is listed on any established stock exchange or a national market system, the closing sales price of the Common Stock as quoted on such exchange or system (or the exchange with the greatest volume of trading in the Common Stock) on the day of valuation, as reported in The Wall Street Journal or such other source as the Committee deems reliable; and (b) if there is no closing sales price for the Common Stock on the day of valuation, the closing sales price on the last preceding day for which such quotation exists. Vesting shall not be taken into account in determining the Value of Common Stock for this purpose.

In the event the Committee does not specify the form of the payment at the time the Committee establishes the target award, the form of payment shall be in the form of cash unless the Committee determines (a “ Retroactive Determination”) on or before the Certification Date that the form of payment will include some non-cash

3

consideration. In the event the Committee makes a Retroactive Determination, the total value of the payment shall not exceed the value if the payment were made only in cash. The Committee shall be deemed to be in compliance with the preceding sentence if the sum of (i) the Value of Common Stock, (ii) the Value of Common Stock that is Restricted Stock, (iii) the Value of Common Stock that is subject to Stock Units or Restricted Stock Units, and (iv) the cash in the payment pursuant to the Retroactive Determination would be less than or equal to an all-cash payment on both the last day of the performance period and the Certification Date.

Shares of Common Stock issued directly or as Restricted Stock or pursuant to Stock Units or Restricted Stock Units shall be issued pursuant to a shareholder approved equity incentive plan, unless otherwise determined by the Committee.

It is the intent of the company that this Plan is exempt from Section 409A of the Internal Revenue Code of 1986, as amended under the “short-term deferral” rule and any ambiguities or inconsistencies herein will be interpreted in a manner consistent with the short-term deferral rule.

Section 9 – Forfeiture.

It shall be an overriding precondition to the payment of any award (a) that the participant not engage in any activity that, in the opinion of the Committee, is in competition with any activity of the Company or any affiliated entity or otherwise inimical to the best interests of the Company and (b) that the participant furnish the Committee with all such information confirming satisfaction of the foregoing condition as the Committee shall reasonably request. If the Committee makes a determination that a participant has engaged in any such competitive or otherwise inimical activity, such determination shall operate to immediately cancel all then unpaid award amounts.

Section 10 – Death.

Any award remaining unpaid, in whole or in part, at the death of a participant shall be paid to the participant’s legal representative or to a beneficiary designated by the participant in accordance with the rules established by the Committee.

Section 11 – Change in Control.

A target award may, in accordance with Treasury Regulation §1.162-27(e)(2)(v), provide that all or a portion of the target award may be paid upon a change in control, provided that the participant remains employed through the date of the change in control. A change in control shall mean a transaction in which any one person, entity or group acquires (i) stock in the Company that, together with the stock in the Company already held by such person, entity or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company or (ii) more than 80% of the assets of the Company. The definition of change in control for purposes of this Plan be interpreted, to the extent applicable, to comply with Section 409A(a)(2)(A)(v) of the Internal Revenue Code of 1986, as amended.

Section 12 – No Right to Employment or Award.

No person shall have any claim or right to receive an award, and selection to participate in the Plan shall not confer upon any employee any right with respect to continued employment by the Company or continued participation in the Plan. Further the Company reaffirms its at-will relationship with its employees and expressly reserves the right at any time to dismiss a participant free from any liability or claim for benefits pursuant to the Plan, except as provided under this Plan or other written plan adopted by the Company or written agreement between the Company and the participant.

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Section 13 – Discretion of Company, Board of Directors and Committee.

Any decision made or action taken by the Company or by the Board of Directors of Myriad or by the Committee arising out of or in connection with the creation, amendment, construction, administration, interpretation or effect of the Plan shall be within the absolute discretion of the Company, the Board of Directors, or the Committee, as the case may be, and shall be conclusive and binding upon all persons. To the maximum extent possible, no member of the Committee shall have any liability for actions taken or omitted under the Plan by such member or any other person.

Section 14 – No Funding of Plan.

The Company shall not be required to fund or otherwise segregate any cash or any other assets which may at any time be paid to participants under the Plan. The Plan shall constitute an “unfunded” plan of the Company. The Company shall not, by any provisions of the Plan, be deemed to be a trustee of any property, and any rights of any participant or former participant shall be no greater than those of a general unsecured creditor or shareholder of the Company, as the case may be.

Section 15 – Non-Transferability of Benefits and Interests.

Except as expressly provided by the Committee, no benefit payable under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, any such attempted action shall be void, and no such benefit shall be in any manner liable for or subject to debts, contracts, liabilities, engagements or torts of any participant or former participant. This Section 15 shall not apply to an assignment of a contingency or payment due (i) after the death of a participant to the deceased participant’s legal representative or beneficiary or (ii) after the disability of a participant to the disabled participant’s personal representative.

Section 16 – Law to Govern.

All questions pertaining to the construction, regulation, validity and effect of the provisions of the Plan shall be determined in accordance with the laws of the State of Utah.

Section 17 – Non-Exclusivity.

The Plan does not limit the authority of the Company, the Board of Directors or the Committee, or any current or future subsidiary of the Company to grant awards or authorize any other compensation to any person under any other plan or authority, other than that specifically prohibited herein.

Section 18 – Section 162(m) Conditions; Bifurcation of Plan.

It is the intent of the Company that the Plan and all payments made hereunder satisfy and be interpreted in a manner that, in the case of participants who are persons whose compensation is subject to Section 162(m), satisfies any applicable requirements as performance-based compensation. Any provision, application or interpretation of the Plan inconsistent with this intent to satisfy the standards in Section 162(m) shall be disregarded. Notwithstanding anything to the contrary in the Plan, the provisions of the Plan may at any time be bifurcated by the Board of Directors or the Committee in any manner so that certain provisions of the Plan or any payment intended (or required in order) to satisfy the applicable requirements of Section 162(m) are only applicable to persons whose compensation is subject to Section 162(m).

Section 19 – Arbitration of Disputes.

The Federal Arbitration Act shall apply to and govern all disputes arising under or pursuant to the Plan. Any disputes with respect to the terms of this Plan or any rights granted hereunder, including, without limitation, the

5

scope of this arbitration, shall be subject to arbitration pursuant to the rules of the American Arbitration Association governing commercial disputes. Arbitration shall occur in Salt Lake City, Utah. Judgment on any arbitration award may be entered in any court having jurisdiction. A single arbitrator shall be used unless the amount in dispute exceeds $200,000 and a party to the arbitration proceeding requests that the arbitration be heard by a panel of three arbitrators. If a panel of three arbitrators is used, the arbitration decision shall be made by a majority of the three arbitrators. By electing to participate in the Plan, the Company and each participant EXPRESSLY AGREE TO ARBITRATION AND WAIVE ANY RIGHT TO TRIAL BY JURY, JUDGE, OR ADMINISTRATIVE PROCEEDING. An arbitrator shall have the same powers that a judge for a United States District Court located in the State of Utah may exercise in comparable circumstances. Nothing in this Plan shall limit or restrict any right of offset a party may have.

Section 20 – Effective Date.

The Plan is effective as of September 12, 2012, subject to approval by the Company’s stockholders at the 2012 Annual Meeting of Stockholders of the Company. However, if the Plan does not receive stockholder approval, the Plan shall be void ab initio and no payments shall be made hereunder.

Section 21 – Amendment or Termination.

The Board of Directors of the Company and the Committee each reserves the right at any time to make any changes in the Plan as it may consider desirable or may suspend, discontinue or terminate the Plan at any time.

Myriad Genetics, Inc., a Delaware corporation

By:
Name:	Peter D. Meldrum
Its:	Chief Executive Officer

By:
Name:	Richard M. Marsh
Its:	Secretary

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*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

Meeting Information
	Meeting Type:	Annual
MYRIAD GENETICS, INC.	For holders as of:	October 8, 2012
	Date: December 5, 2012	Time: 9:00 AM MST
Location: Offices of Myriad Genetics, Inc.
320 Wakara Way
Salt Lake City, UT 84108

You are receiving this communication because you hold shares in the above named company.

MYRIAD GENETICS, INC. ATTN: CORPORATE SECRETARY 320 WAKARA WAY SALT LAKE CITY, UT 84108	This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M17386-P85483

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

  NOTICE AND PROXY STATEMENT    ANNUAL REPORT

  How to View Online:

  Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

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  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                                 1) BY INTERNET:         www.proxyvote.com

                                 2) BY TELEPHONE:     1-800-579-1639

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  *     If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

  Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please   make the request as instructed above on or before November 20, 2012 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

  Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an   attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for   meeting attendance. At the meeting you will need to request a ballot to vote these shares.

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M17387-P85483

Voting Items
The Board of Directors recommends that you vote FOR the following:
1. Election of two Class I Directors (or if any nominee is not available for election, such substitute as the Board of Directors may designate) for a three-year term.
Nominees:
01) John T. Henderson, M.D.
02) S. Louise Phanstiel

The Board of Directors recommends you vote FOR the following proposal(s):

2. To approve proposed amendments to the Company’s 2010 Employee, Director and Consultant Equity Incentive Plan;

3. To approve the adoption of the Company’s 2012 Employee Stock Purchase Plan;

4. To approve the adoption of the Company’s 2013 Executive Incentive Plan;

5. To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2013; and

6. To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement.

In their discretion the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

M17388-P85483

M17389-P85483